UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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PNM Resources, Inc.
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PNM Resources, Inc. 414 Silver Ave. SW Albuquerque, NM 87102-3289 www.pnmresources.com

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:
The 2017 annual meeting of shareholders of PNM Resources, Inc. will be held as follows:

DATE AND TIME:	Tuesday, May 16, 2017, at 9:00 a.m. Mountain Daylight Time (Meeting Room doors open at 8:15 a.m.)
PLACE:	PNM Resources, Inc. Corporate Headquarters - 4th Floor 414 Silver Avenue SW Albuquerque, New Mexico (map to meeting location included on back of proxy statement)
WHO CAN VOTE:	You may vote if you were a shareholder of record as of the close of business on March 27, 2017.
ITEMS OF BUSINESS:
(1) Elect eight (8) directors.
(2) Ratify appointment of KPMG LLP as independent public accountants for 2017.
(3) Approve, on an advisory basis, the compensation of our named executive officers.
(4) Vote, on an advisory basis, on frequency of future “Say-on-Pay” advisory votes.
(5) Consider two (2) shareholder proposals described in the accompanying proxy statement, if presented.
(6) Consider any other business properly presented at the meeting.

VOTING:
On April 4, 2017, we began mailing to our shareholders either (1) a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet or (2) a printed copy of our proxy materials.

After reading the proxy statement, please promptly vote by telephone or Internet or by signing and returning the proxy card so that we can be assured of having a quorum present at the meeting and so your shares may be voted in accordance with your wishes. See the questions and answers in our proxy statement about the meeting (including how to listen to the meeting by webcast), voting your shares, how to revoke a proxy, how to vote shares in person and attendance information.

By Order of the Board of Directors Patricia K. Collawn Chairman, President and Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2017:
This Notice of Annual Meeting; our 2017 proxy statement; our 2016 Annual Report on Form 10-K; a shareholder letter from Patricia K. Collawn, our Chairman, President and CEO; and stock performance graph are available at www.proxyvote.com and http://www.pnmresources.com/asm/annual-proxy.cfm.

TABLE OF CONTENTS

Cover Page	Notice of 2017 Annual Meeting of Shareholders
Table of Contents
ii	Glossary
1	Proxy Summary
3	Questions and Answers About the Annual Meeting and Voting
10	Information About Our Corporate Governance
10	Corporate Governance Principles
10	Code of Ethics
10	Director Independence
10	Majority Voting for Directors
11	Board Leadership Structure and Lead Director
12	Board’s Role in Risk Oversight
12	Communication with the Board
13	Director Education
13	Director Service Policy
13	Equity Compensation Awards Policy
13	Related Person Transaction Policy
13	Insider Trading Policy Includes No Hedging or Pledging
13	Clawback Policy
14	Sustainability
14	Additional Information About Our Board and Board Committees
14	Board Meetings
14	Board Committees and their Functions
17	Director Compensation
21	Ownership of Our Common Stock
21	Five Percent Shareholders
22	Executive Officers and Directors
23	Section 16(a) Beneficial Ownership Reporting Compliance
23	Proposal 1: Elect Eight Directors
23	General Information
23	Directors Nominated This Year
26	Audit and Ethics Committee Report
27	Independent Auditor Fees
28	Proposal 2: Ratify Appointment of Independent Public Accountants
28	Proposal 3: Advisory Vote to Approve Compensation of Named Executive Officers
29	Proposal 4: Advisory Vote on Frequency of Future Say-on-Pay Advisory Votes
30	Executive Compensation
30	Compensation Discussion and Analysis
45	Compensation and Human Resources Committee Report
46	Summary of 2016 NEO Compensation
65	Equity Compensation Plan Information
66	Shareholder Proposals
A-1	Appendix A: 2016 Benchmark Data

i

GLOSSARY OF TERMS USED IN THIS PROXY

AIP or Annual Incentive Plan	PNM Resources, Inc. Officer Annual Incentive Plan, detailing measurements and metrics for a specific calendar year
Annual Meeting	Annual Meeting of PNM Resources, Inc. shareholders, to be held on May 16, 2017
Audit Committee	Audit and Ethics Committee of the Board
Board	Board of Directors of PNM Resources, Inc.
CD&A	Compensation Discussion and Analysis beginning on page 30
CEO	PNM Resources, Inc. Chief Executive Officer
CFO	PNM Resources, Inc. Chief Financial Officer
Company, PNMR or PNM Resources	PNM Resources, Inc.
Compensation Committee	Compensation and Human Resources Committee of the Board
COO	PNM Resources, Inc. Chief Operating Officer
CPP
Clean Power Plan rule issued by the EPA on October 23, 2015 to set standards for carbon emissions from existing power plants. On February 9, 2016, the U.S. Supreme Court stayed the implementation of the plan pending judicial review of the rule

Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Earnings Growth
Non-GAAP adjusted diluted earnings per share performance measure calculated for purposes of determining certain long-term awards under the 2017 LTIP, 2016 LTIP, 2015 LTIP, 2015 CEO Retention Grant, and 2015 CFO Retention Grant. Earnings Growth is calculated by measuring the growth rate in the Company’s adjusted annual earnings per share during the performance period. Each of the 2017 LTIP, 2016 LTIP, 2015 LTIP, 2015 CEO Retention Grant, and 2015 CFO Retention Grant sets forth (i) a definition of the adjusted earnings per share performance measure used thereunder (which definitions are generally similar, but not identical, to the Incentive EPS performance measure used for purposes of determining awards under the AIP), and (ii) a detailed formula for calculating Earnings Growth thereunder. Earnings Growth levels are not necessarily identical to any earnings outlook or guidance that may be announced by the Company and are designed to ensure that award payments are not artificially inflated or deflated

EEI	Edison Electric Institute
EPA	United States Environmental Protection Agency
EPRI	Electric Power Research Institute, Inc.
ESA
PNM Resources, Inc. Executive Spending Account Plan, which allows Officers to receive reimbursement for income tax preparation, financial management and counseling services, estate planning, premiums for life and other insurance, and travel expenses related to medical or financial planning services

ESP	PNM Resources, Inc. Executive Savings Plan, adopted in 1998. On December 17, 2008, this plan was merged into the PNM Resources, Inc. Executive Savings Plan II
ESP II	PNM Resources, Inc. Executive Savings Plan II
EVP	PNM Resources, Inc. Executive Vice President
Exchange Act	Securities Exchange Act of 1934, as amended

GLOSSARY OF TERMS USED IN THIS PROXY

FASB ASC Topic 718	Financial Accounting Standards Board Accounting Standards Codification Topic 718 (Compensation - Stock Compensation)
FFO/Debt Ratio
Non-GAAP performance measure calculated for the purpose of determining certain long-term equity awards, as described in the CD&A. For the 2014 LTIP, equals PNMR’s funds from operations for the fiscal year ending December 31, 2016, divided by PNMR’s total debt outstanding (including any long-term leases and unfunded pension plan obligations) as of December 31, 2016. Funds from operations are equal to the amount of PNMR’s net cash flow from operating activities (as reflected on the Consolidated Statement of Cash Flows) as reported in the Company’s Form 10-K for PNM Resources adjusted by the following items: (i) adding amounts received by PNMR as principal payments on Palo Verde lessor notes; (ii) including amounts attributable to principal payments on imputed debt from long-term leases; (iii) excluding changes in PNMR’s working capital, including bad debt expense; (iv) excluding the impacts of Valencia Energy consolidation; (v) subtracting the amount of capitalized interest; and (vi) excluding any contributions to the PNM and TNMP qualified pension plans. The FFO/Debt Ratio calculations are intended to be consistent with Moody's calculation of FFO/Debt. For the 2016 LTIP, equals PNMR’s funds from operations for the fiscal year ending December 31, 2018 divided by PNMR’s total debt outstanding (including any long-term leases and unfunded pension plan obligations) as of December 31, 2018. Funds from operations are equal to the amount of PNMR’s net cash flow from operating activities (as reflected on the Consolidated Statement of Cash Flows) as reported in the Company’s Form 10-K and adjusted by the following items: (i) including amounts attributable to principal payments on imputed debt from long-term leases; (ii) excluding changes in PNMR’s working capital, including bad debt expense; (iii) excluding the impacts of any consolidation required by the Variable Interest Entities accounting rules and regulations; (iv) subtracting the amount of capitalized interest; (v) excluding any contributions to the PNMR or TNMP qualified pension plans; and (vi) making the same adjustments associated with the Westmoreland transaction as Moody’s to calculate funds from operations or total debt outstanding for the fiscal year ending December 31, 2018. The calculation is intended to be consistent with Moody’s calculation of FFO/Debt (which Moody’s refers to as “CFO Pre-WC/Debt”) and if Moody’s modifies its calculation methodology prior to December 31, 2018 and communicates such changes in writing to Company representatives or the general public prior to December 31, 2018, the Moody’s calculation methodology in effect as of December 31, 2018 will be utilized. The FFO/Debt Ratio levels are not necessarily identical to any earnings outlook or guidance that may be announced by the Company and are designed to ensure that award payments are not artificially inflated or deflated

Finance Committee	Finance Committee of the Board
GAAP	Generally Accepted Accounting Principles
GHG	Greenhouse Gas
GPBA Table	Grants of Plan Based Awards Table beginning on page 52

GLOSSARY OF TERMS USED IN THIS PROXY

Incentive EPS
Non-GAAP adjusted earnings per share performance measure calculated for the purpose of determining awards under the AIP in accordance with the AIP for the applicable year. Incentive EPS is corporate earnings per share, excluding certain terms that do not factor into ongoing earnings. Incentive EPS levels are not necessarily identical to any earnings outlook or guidance that may be announced by the Company and are designed to ensure that award payments are not artificially inflated or deflated. For 2016, Incentive EPS of $1.65 equals net earnings attributable to PNMR per common stock share (as reflected on the Consolidated Statement of Earnings) of $1.46 adjusted to exclude (i) $0.01 per share attributable to the mark-to-market impact of economic hedges; (ii) $0.01 per share attributable to net change in unrealized impairments of available-for-sale securities; (iii) $0.09 per share attributable to regulatory disallowances and restructuring costs; (iv) $0.03 per share attributable to pension expense related to the previously disposed of gas distribution business; (v) $0.03 per share attributable to process improvement initiatives; (vi) $0.01 per share attributable to the building consolidation costs; and (vii) $0.01 per share attributable to the loss, impairment, or write-up of any deferred tax asset or liability that was earned and recognized in a prior tax year, but that was reevaluated in the current year due to changes in state or federal law. For 2015, Incentive EPS of $1.64 equals net earnings attributable to PNMR per common share (as reflected on the Consolidated Statements of Earnings) of $0.20 adjusted to exclude: (i) $0.04 per share attributable to the mark-to-market impact of economic hedges; (ii) $0.03 per share attributable to net change in unrealized impairments of certain securities; (iii) $1.26 per share attributable to regulatory disallowances and restructuring costs; (iv) $(0.01) per share attributable to the settlement of a regulatory proceeding; and (v) $0.12 per share attributable to the loss, impairment, or write-up of any deferred tax asset or liability that was recognized in a prior tax year, but that was revalued in the current year due to a current year change in state or federal law. For 2014, Incentive EPS of $1.48 equals net earnings attributable to PNMR per common share (as reflected on the Consolidated Statements of Earnings) of $1.45 adjusted to exclude: (i) $(0.05) per share attributable to the mark-to-market impact of economic hedges; (ii) $0.01 per share attributable to net change in unrealized impairments of certain securities; (iii) $0.01 per share attributable to regulatory disallowances; (iv) $0.01 per share attributable to loss from the San Juan Coal Company arbitration; and (v) $0.05 per share attributable to the loss, impairment, or write-up of any deferred tax asset or liability that was recognized in a prior tax year, but that was revalued in the current year due to a current year change in state or federal law. Incentive EPS herein refers to 2016 unless otherwise stated

IRP	Integrated Resource Plan, a plan required to be filed by PNM with the NMPRC every three years. Information about the IRP process is available at www.pnm.com (under About PNM - Regulatory Information)
KPMG	KPMG LLP
LTIP or Long-Term Incentive Plan	Long-Term Incentive Plan detailing measurements and metrics for specific plan years within the scope of the governing PEP
Moody’s	Moody’s Investors Service, Inc.
NEO(s) or named executive officer(s)	Named Executive Officers of PNM Resources, Inc. consisting of our five most highly compensated executive officers, including the CEO and CFO
NMPRC	New Mexico Public Regulation Commission
Nominating Committee	Nominating and Governance Committee of the Board
Notice	Notice of Internet Availability of Proxy Materials
NYSE	New York Stock Exchange
Officer(s)	PNM Resources, Inc. Officer(s)
OSHA	Occupational Safety & Health Administration

GLOSSARY OF TERMS USED IN THIS PROXY

Pay Governance	Pay Governance LLC, the independent compensation consultant currently retained by the Compensation Committee and the Nominating Committee
PEP	A general reference to the applicable form of the Company’s performance equity plan, which covers incentive compensation awards to certain employees and non-employee directors
PNM	Public Service Company of New Mexico, a wholly owned subsidiary of PNM Resources, Inc.
PNM Resources, PNMR or Company	PNM Resources, Inc., which trades on the NYSE under the symbol “PNM”
PNMR Peer Group	Utility and energy companies comprising the PNMR director and executive compensation peer group listed on page 42
PS	Performance share award opportunity granted
Retention Plan	PNM Resources, Inc. Officer Retention Plan
RSA	Time-vested restricted stock right award
RSP	PNM Resources, Inc. Retirement Savings Plan, a 401(k) plan
S&P	Standard & Poor’s Financial Services LLC
SAR	Stock Appreciation Right
Say-on-Pay	PNM Resources shareholders’ advisory vote on executive compensation
SCT	Summary Compensation Table beginning on page 47
SEC	United States Securities and Exchange Commission
Severance Plan	PNM Resources, Inc. Non-Union Severance Pay Plan
SJGS	San Juan Generating Station
SVP	PNM Resources, Inc. Senior Vice President
Tax Code	Internal Revenue Code of 1986, as amended
TCC or Total Cash Compensation	Total Cash Compensation, which consists of base salary and short-term cash incentives
TDC or Total Direct Compensation	Total Direct Compensation, which consists of base salary, short-term cash incentives, and long-term incentives (equity grants, performance-based grants)
TNMP	Texas-New Mexico Power Company, an indirect, wholly owned subsidiary of PNMR
TSR or Total Shareholder Return
A comparison over a specified period of time of share price change and dividends paid to show the total return to the shareholder during such time period. TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Willis Towers Watson	Willis Towers Watson Public Limited Company, successor by merger on January 4, 2016 to Towers Watson & Co., the compensation consultant retained by PNMR management

v

GLOSSARY OF TERMS USED IN THIS PROXY

2016 Benchmark Data
The compensation data from companies included in (i) the PNMR Peer Group and (ii) the Willis Towers Watson 2015 Executive CDB (Compensation Data Bank) General Industry Survey Report - U.S. of similarly sized companies (companies with revenue of $1 billion - $3 billion), weighted respectively at 75% and 25%, to derive weighted market compensation statistics. The two compensation databases provide information on TCC, the reported accounting value of long-term incentives and TDC. The companies in the 2016 Benchmark Data for the 2015 Willis Towers Watson U.S. CDB General Industry Executive Database are listed in Appendix A

2017 Benchmark Data
The compensation data from companies included in (i) the PNMR Peer Group and (ii) the Willis Towers Watson 2016 Executive CDB (Compensation Data Bank) General Industry Survey Report - U.S. of similarly sized companies (companies with revenue of $1 billion - $3 billion), weighted respectively at 75% and 25%, to derive weighted market compensation statistics. The two compensation databases provide information on TCC, the reported accounting value of long-term incentives and TDC. The companies in the 2017 Benchmarking Data for the Willis Towers Watson 2016 Executive CDB General Industry Survey Report - US will be listed in the appropriate appendix in the 2018 proxy statement

PROXY SUMMARY
The following summary highlights information contained elsewhere in this proxy statement. The summary does not contain all of the information that you should consider and should not be a substitute for reading the entire proxy before voting. Page references are provided for your convenience in locating detailed information. Information contained on www.pnmresources.com, www.pnm.com, or any third-party websites referenced in this proxy statement is not incorporated by reference or otherwise deemed to be part of this proxy statement. On April 4, 2017, we began mailing to our shareholders either the Notice of Internet Availability of Proxy Materials or a printed copy of our proxy materials.
ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	May 16, 2017, 9:00 a.m. Mountain Daylight Time (Meeting Room doors open at 8:15 a.m.)
Place:	PNM Resources, Inc. Corporate Headquarters - 4th Floor 414 Silver Avenue SW Albuquerque, New Mexico
Record date:	March 27, 2017
Voting:	Shareholders as of the record date are entitled to vote. Each share of PNM Resources common stock is entitled to one vote on each matter properly brought before the 2017 Annual Meeting.
GOVERNANCE HIGHLIGHTS (page 10)

The Company believes good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and its shareholders. The Board of Directors monitors developments in governance best practices to assure that it continues to meet its commitment to thoughtful and independent representation of shareholder interests. The following table summarizes certain corporate governance practices and facts:

✓ Independent non-employee directors	✓ Gender, ethnic and experience-diverse Board
✓ Annual election of all directors	✓ Stock ownership guidelines for executives and directors
✓ Annual Board and Committee self-evaluation process	✓ Independent directors meet without management present
✓ Board Committees comprised entirely of independent directors	✓ Prohibition of hedging Company securities
✓ Majority voting for all directors	✓ Prohibition of pledging of Company securities by directors and executive officers, including the NEOs
✓ Incentive compensation awards subject to forfeiture and potential clawback	✓ Sustainability reporting

VOTING MATTERS

	Board vote recommendation	Page Reference (for more detail)
Election of Director Nominees Named in this Proxy Statement	FOR each nominee	23
Ratification of the Appointment of KPMG as our Independent Auditors for 2017	FOR	28
Advisory Vote on Approval of Executive Compensation	FOR	28
Advisory Vote on Frequency of Future Say-on-Pay Advisory Votes	ANNUAL frequency	29
Two Shareholder Proposals	AGAINST	66

Nominees for Director (page 23)
The following table summarizes information about each director nominee. Each director is elected annually. Detailed background and other information about each director can be found beginning on page 23.

Name	Age	Director Since	Occupation / Experience	Independent	PNMR Committees	Other Public Company Boards
Norman P. Becker	61	2016	President and CEO, New Mexico Mutual Casualty Company	✓	Finance Nominating
Patricia K. Collawn	58	2010	Chairman, President and CEO, PNM Resources, Inc.			CTS Corporation
E. Renae Conley	59	2014	Chief Executive Officer, ER Solutions, LLC	✓	Finance Compensation
Alan J. Fohrer	66	2012	Retired Chairman and CEO, Southern California Edison	✓	Audit Compensation (Chair)	TransAlta Corporation Synagro, Inc.
Sidney M. Gutierrez	65	2015	Chairman and CEO, Rocket Crafters, Inc.	✓	Compensation Nominating (Chair)
Maureen T. Mullarkey	57	2014	Partner, Blue Heron Investments, LLC	✓	Audit (Chair) Nominating
Donald K. Schwanz	72	2008	Retired Chairman and CEO, CTS Corporation	✓	Audit Finance (Chair)
Bruce W. Wilkinson (Lead Director)	72	2010	Retired Chairman and Chief Executive Officer, McDermott International, Inc.	✓	Audit Compensation
Auditors (page 28)
We ask that our shareholders ratify the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2017. Below is summary information about KPMG’s fees for services provided in fiscal years 2016 and 2015.

Type of Fees (in Thousands)	2016	2015
Audit Fees	$1,881	$1,956
Audit - Related Fees	—	—
Tax Fee	—	—
All Other Fees	167	—
TOTAL FEES	$2,048	$1,956

NEO Compensation Advisory Vote (page 28)
In 2016, shareholders continued their strong support of our executive compensation programs with 90.7% of the votes cast for approval of the Say-on-Pay proposal at the 2016 Annual Meeting of Shareholders. The Compensation Committee continues to examine our executive compensation program to ensure alignment between the interests of our executives and shareholders. We ask that our shareholders approve, on an advisory basis, the compensation of our NEOs as described in this proxy statement.
For additional information, see the Executive Compensation section, including the CD&A and compensation tables, of this proxy statement.
Frequency of NEO Compensation Advisory Vote (page 29)
In 2011, shareholders approved the Board’s recommendation that Say-on-Pay votes be held annually. Section 14A of the Exchange Act requires that, at least once every six years, shareholders be given the opportunity to vote regarding the frequency of future shareholders advisory votes on NEO compensation. Thus, Proposal 4 requests that our shareholders vote on the frequency of future Say-on-Pay votes. Our Board recommends that Say-on-Pay votes continue to be held annually.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.    Why did I receive these proxy materials?

You are receiving these materials because you owned shares of our common stock as of March 27, 2017, and are therefore eligible to vote at the Annual Meeting. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. For a list of terms defined and used in this proxy statement, see the Glossary beginning on page ii.

After reading the proxy statement, please promptly vote by telephone or Internet or by signing and returning the proxy card so that we can be assured of having a quorum present at the meeting and so your shares may be voted in accordance with your wishes. You do not need to attend the Annual Meeting to vote your shares.

2.    What is included in these proxy materials?

These proxy materials include:

•	Notice of Annual Meeting;

•	Our proxy statement for the Annual Meeting;

•	Our 2016 Annual Report on Form 10-K, which includes our consolidated financial statements;

•	A shareholder letter from Patricia K. Collawn, our Chairman, President and CEO, and the stock performance graph.

If you requested printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting. Proxy materials are available at:
www.proxyvote.com and http://www.pnmresources.com/asm/annual-proxy.cfm.

3.	Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials instead of printed proxy materials?

Most shareholders received a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of printed proxy materials. The Notice provides access to proxy materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as costs associated with mailing these materials to shareholders.

On April 4, 2017, (1) we began mailing to our shareholders either (a) the Notice (which indicates how to access our proxy materials on the Internet), or (b) a printed copy of our proxy materials, and (2) posted our proxy materials on the website referenced in the Notice.

All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. The Notice includes instructions on how to access the proxy materials over the Internet or how to request proxy materials in printed form by mail or electronically by email for this meeting and on an ongoing basis. Pursuant to applicable law, beneficial owners of shares held in the RSP (our 401(k) plan for employees) will automatically receive paper copies of the proxy materials by mail instead of the Notice. In addition, shareholders who previously requested printed proxy materials or electronic materials on an ongoing basis will receive the materials in the format requested.

4.    How may I obtain copies of the Annual Report on Form 10-K?

As stated above and reflected in the Notice, our Annual Report on Form 10-K for the year ended December 31, 2016 (previously filed with the SEC), was made available to shareholders beginning on April 4, 2017. Copies of the Annual Report on Form 10‑K are available without charge upon written request to Jimmie Blotter, Assistant Treasurer and Director, Investor Relations and Shareholder Services, Corporate Headquarters, Mail Stop 0905, Albuquerque, New Mexico 87158, or electronically at www.pnmresources.com (under Investors). You may also obtain our SEC filings through the Internet at www.pnmresources.com (under Investors) or www.sec.gov.

5.    Who may vote at the Annual Meeting?

You may vote all of the shares of our common stock that you own at the close of business on March 27, 2017, the record date. On the record date, PNM Resources had 79,653,624 shares of common stock outstanding that are entitled to be voted at the Annual Meeting. You may cast one vote for each share of common stock held by you on all matters presented at the Annual Meeting.

6.    What proposals will be voted on at the Annual Meeting?

The following six proposals will be considered and voted on at the Annual Meeting:

Proposal	Description of Proposal	Proposal discussed on following pages:	Board Recommendation
PROPOSAL 1	Elect eight (8) directors	23-26	FOR
PROPOSAL 2	Ratify appointment of KPMG LLP as independent public accountants for 2017	28	FOR
PROPOSAL 3	Approve, on an advisory basis, our NEO compensation	28-29	FOR
PROPOSAL 4	Advisory Vote on Frequency of future Say-on-Pay advisory votes	29	ANNUAL frequency
PROPOSAL 5	Shareholder proposal for PNM to publish assessment of PNM’s generation portfolio	66-68	AGAINST
PROPOSAL 6	Shareholder proposal for PNM to publish stranded asset assessment	68-70	AGAINST

7.    Will any other business be conducted at the Annual Meeting or will other matters be voted on?

As of the date of this proxy statement, we are unaware of any matter (other than the above six proposals) that may be properly presented at the Annual Meeting. If any other matter is properly presented for consideration at the meeting, including consideration of a motion to adjourn the meeting to another time or place, the proxy committee will vote on the matter in accordance with its judgment. Shareholders attending the meeting will directly vote on any such matters.

8.    How do I vote my shares?

For your convenience, we have established four easy methods for voting shares held in your name:

By Internet:
Access www.proxyvote.com and follow the instructions.
(You will need the control number on your Notice or on the requested paper proxy card to vote your shares.)
Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be paid by the shareholder.

By Telephone:
For automated telephone voting, call 1-800-690-6903 (toll free) from any touch-tone telephone and follow the instructions. (You will need the control number on your Notice or on the requested paper proxy card to vote your shares.)

By Mail:	Request delivery of the proxy statement and proxy card by mail and then simply return your executed proxy card in the enclosed postage-paid envelope.
In Person:	You can attend and cast your vote at the Annual Meeting. For admission requirements please see Question 19 on page 7 “Who may attend the Annual Meeting?”

Your shares will be voted in the manner you indicate. The telephone and Internet voting systems are available 24 hours a day. They will close at 11:59 p.m. Eastern Daylight Time on May 15, 2017. Please note that the voting deadline is earlier for voting shares held in our RSP, as described below under Question 15.

9.    What constitutes a quorum and why is a quorum required?

A quorum of shareholders is necessary to conduct business at the Annual Meeting. If at least a majority of all of the PNM Resources common stock outstanding on the record date is represented at the Annual Meeting, in person or by proxy (by voting by telephone or on the Internet or by properly submitting a proxy card or voting instruction form by mail), a quorum will exist. Abstentions, withheld votes, and broker non-votes will be counted as present for quorum purposes.

10.    What vote is required to approve each proposal?

The existence of a quorum and the following votes are required for approval of each proposal at the Annual Meeting:

Proposal	Affirmative Vote Requirement	Effect of Abstentions and Broker Non-Votes (See Questions 16-18 below)
PROPOSAL 1 Elect Eight (8) Directors	Majority of shares present, in person or by proxy, and entitled to vote on the matter
Votes may be cast in favor or withheld from each director nominee. Abstentions and withheld votes have the effect of a vote against the nominee. Broker non-votes will not be counted in calculating voting results.

PROPOSAL 2 Ratify Auditors	Majority of shares present, in person or by proxy, and entitled to vote on the matter	Abstentions have the effect of a vote against the matter. Brokers may vote your “street name” shares on this routine matter without your instructions.
PROPOSAL 3 Advisory Vote to Approve NEO Compensation	Majority of shares present, in person or by proxy, and entitled to vote on the advisory matter	Abstentions have the effect of a vote against the matter, while broker non-votes will not be counted in calculating voting results.
PROPOSAL 4 Advisory Vote on Frequency of Say-on-Pay Votes	Majority of shares present, in person or by proxy, and entitled to vote on the advisory matter	Abstentions have the effect of a vote against the advisory matter, while broker non-votes will not be counted in calculating voting results.
PROPOSALS 5 - 6 Both Shareholder Proposals	Majority of shares present, in person or by proxy, and entitled to vote on the matter	Abstentions have the effect of a vote against the advisory matter, while broker non-votes will not be counted in calculating voting results.

11.    What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By voting by telephone or the Internet, or by completing and mailing a printed proxy card, you are giving the proxy committee appointed by the Board, N. P. Becker, D. K. Schwanz, B. W. Wilkinson, the authority to vote your shares in the manner you indicate. If you are a shareholder of record and sign and return your proxy card without indicating how you want your shares to be voted, or if you vote by telephone or Internet in accordance with the Board of Directors’ voting recommendations, the proxy committee will vote your shares as follows:

•	FOR the election of the eight (8) directors nominated;

•	FOR ratification of the appointment of KPMG LLP as independent public accountants for 2017;

•	FOR the resolution approving the compensation of our NEOs, on an advisory basis, as disclosed in this proxy statement;

•	Hold ANNUAL Say-on-Pay Advisory votes; and

•	AGAINST both shareholder proposals.

If you hold your shares in “street name” and do not provide specific voting instructions to your broker, a “broker non-vote” will result with respect to Proposals 1 and 3-6. More information about the implications of holding your shares in street name and broker non-votes is set forth in answers to Questions 10, 13, and 16-18.

12.    Can I change my vote or revoke my proxy?

Yes. Any subsequent vote by any means will change your prior vote. The last vote actually received before the Annual Meeting will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.

13.    What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, the Company’s transfer agent, you are a “shareholder of record” with respect to those shares and the Notice was sent directly to you by PNM Resources.

If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a “street name” holder and the Notice would have been forwarded to you by that organization. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

14.    Why did I receive more than one proxy card or notice?

You will receive multiple proxy cards or Notices if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. Each Notice and proxy card that you receive will contain a specific “control number” with the relevant information to vote the specific shares at issue. Note that the proxy card or Notice for shares registered in your name will include any shares you may hold in the PNMR Direct Plan, a dividend reinvestment and stock purchase plan. If your shares are held by a broker (i.e., in “street name”), you will receive a Notice on how to obtain your proxy materials and vote from your broker. You should vote according to the instructions on each Notice you receive and vote on, sign and return each proxy card you receive.

15.	How do I vote my RSP shares?

If you participate in the RSP, our 401(k) plan for our employees, and shares have been allocated to your account under the PNMR Stock Fund investment option, you will receive the following materials by mail:

•	the proxy materials; and

•	a separate vote authorization form and voting instructions for these RSP shares from the PNMR Corporate Investment Committee.

Please use the RSP vote authorization form to vote your RSP shares by telephone, Internet or mail. To allow sufficient time for the record holder of the RSP shares, The Vanguard Fiduciary Trust Company, to vote these shares, your voting instructions must be received by 9:00 a.m. Eastern Daylight Time on Monday, May 15, 2017.

16.	What happens if I don’t give my broker voting instructions for my “street name” shares?

You will receive proxy materials directly from your broker if your shares are not registered in your name, but are held by your broker as your “street name” shares. If you do not give your broker voting instructions, your brokerage firm may only vote your “street name” shares on certain “routine” matters. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. Ratification of the appointment of KPMG as independent public accountants for 2017 is considered the only routine matter for which brokerage firms may vote your shares without your voting instructions.

17.	What is a broker non-vote?

A broker non-vote occurs when a broker is not permitted under NYSE rules to vote on a “non-routine” matter without instructions from the beneficial owner of the shares and no instruction is given. “Non-routine” matters include the election of directors, actions relating to equity compensation plans, and actions relating to executive compensation (including Say-on-Pay shareholder advisory votes). Thus, your “street name” shares cannot be voted on Proposals 1 and 3-6 without receipt of your voting instructions.

We encourage you to provide instructions to your broker by giving your proxy. This ensures that your shares will be voted in accordance with your wishes on all matters at the Annual Meeting.

18.    How are votes withheld, abstentions and broker non-votes treated?

As discussed in Questions 9 and 10, votes withheld and abstentions are deemed as present at the Annual Meeting, are counted for quorum purposes and will have the same effect as a vote against matters requiring a majority of shares present and entitled to vote on the matter. Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be present with respect to any matter for which a broker does not have authority to vote and so do not have any effect on proposals which require a majority of shares present and entitled to vote on the matter.

19.    Who may attend the Annual Meeting?

Attendance is limited to shareholders of record or their legal proxy holder and beneficial owners as of March 27, 2017, and invited guests of the Company. If your shares are held in the name of your broker, bank, or other nominee, please bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of March 27, 2017. An authorized proxy must present proof that he or she is an authorized proxy of a shareholder. In all cases, government-issued photo identification is also required. Banners, signs, or attire considered inappropriate and potentially disruptive to the meeting will not be allowed. All attendees will be subject to a security search for safety and security reasons. A map of the meeting location and parking directions are contained on the back of this proxy statement. Rules of the meeting will be printed on the back of the agenda that will be given to you at the meeting. We thank you in advance for your patience and cooperation with these rules.

20.	Will seating be limited at the 2017 Annual Meeting?

Yes. Seating will be limited and shareholders will be admitted on a first-come, first-served basis. Admission will begin 45 minutes before the start of the meeting.

21.	Will shareholders be given the opportunity to ask questions at the 2017 Annual Meeting?

Yes. The Chairman will answer questions asked by shareholders during a designated portion of the meeting. When speaking, shareholders must direct questions and comments to the Chairman and limit their remarks to matters that relate directly to the business of the meeting. For other rules, please see the back of the agenda that will be given to you at the meeting.

22.    May I listen to the Annual Meeting by Webcast?

Yes. Shareholders may listen to the Annual Meeting by webcast at: www.virtualshareholdermeeting.com/pnm2017.

While any member of the public may listen to the Annual Meeting by webcast, only verified shareholders will be able to submit questions via the webcast to a moderator during the meeting. New Mexico law does not allow shareholders who do not attend the meeting in person to vote during the Annual Meeting. Thus, shareholders who listen to the Annual Meeting by webcast will be unable to vote during the Annual Meeting, so please vote before the Annual Meeting if you are unable to attend the meeting in person.

23.    Can I vote my shares in person at the Annual Meeting?

If you are a “shareholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Annual Meeting.

24.    Who pays the cost of this proxy solicitation?

The enclosed proxy is being solicited on behalf of PNM Resources’ Board of Directors. This solicitation is being made by mail, but also may be made in person, by telephone or via the Internet. The Company has hired Georgeson, Inc. (“Georgeson”) to assist in the solicitation for an estimated fee of $8,500 plus any out-of-pocket expenses. PNM Resources will pay all costs related to solicitation. Broadridge Investor Communication Solutions, Inc. is tabulating the vote and providing the webcast hosting services for listening to the Annual Meeting.

25.    Is this proxy statement the only way that proxies are being solicited?

No. As stated above, the Company has retained Georgeson to aid in the solicitation of proxies. In addition to mailing these proxy materials, certain directors, officers, or employees of the Company may solicit proxies by telephone, facsimile, e-mail, or personal contact. They will not be specifically compensated for doing so.

26.    Where can I find voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and published in the Company’s Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting. Such results will also be published on our website at www.pnmresources.com.

27.	What are the deadlines and procedures to propose actions for consideration or to nominate individuals to serve as directors at the 2018 Annual Meeting?

If you want PNM Resources to consider including a proposal in our 2018 proxy statement and form of proxy next year, you must submit the proposal to us in accordance with applicable rules of the SEC and Article I, Section 4(d) of our bylaws, and your proposal must be received at our principal executive offices no later than the close of business (5:00 p.m. Mountain Standard Time) on December 5, 2017.

We strongly encourage any shareholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and shareholders may want to consult knowledgeable counsel regarding the detailed requirements of applicable securities laws. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement.

In addition, even if you do not want the proposal to be included in our next year’s proxy statement and form of proxy, under our bylaws, any shareholder intending to nominate a candidate for election to the Board or to propose any business at our 2018 annual meeting must give notice to our Corporate Secretary no later than the close of business (5:00 p.m. Mountain Standard Time) on December 5, 2017. The notice must include information specified in Article I, Section 4(d) of our bylaws, including information concerning the nominee or proposal, as the case may be, and information about the shareholder’s ownership of and agreements related to our stock. For information on recommending individuals for consideration as nominees, see page 17 of this proxy statement. We will not entertain any proposals or nominations at the Annual Meeting that do not meet the requirements set forth in our bylaws.

Shareholder proposals should be delivered to or mailed and received by us on or before the above dates addressed to: Corporate Secretary, PNM Resources, Inc., 414 Silver Avenue SW, MS-1245, Albuquerque, NM 87102-3289.

If you would like a copy of the procedures for submitting shareholder proposals contained in our bylaws, please contact: Assistant Corporate Secretary, PNM Resources, Inc., 414 Silver Avenue SW, MS-1275, Albuquerque, NM 87102-3289, 505-241-4941.

For next year’s Annual Meeting of Shareholders, the persons appointed by the proxy to vote shareholders’ shares will vote those shares according to their judgment on any shareholder proposal that PNM Resources receives after December 5, 2017. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our judgment on any such shareholder proposal or nomination.

28.    Whom should I call with other questions?

If you have any further questions about voting your shares or attending the Annual Meeting, please call Shareholder Services at 505-241-2868.

INFORMATION ABOUT OUR CORPORATE GOVERNANCE

Corporate Governance Principles

In recognition of the importance of governance to the proper management of the Company, the Board has organized the various governance policies adopted and practiced over the years into a consolidated Corporate Governance Principles document so that investors, employees, customers, regulators, and the community may be aware of the policies followed by the Company. These principles have been approved by the full Board after analysis of policy considerations and peer benchmarks. With the goal of incorporating evolving best corporate governance principles, the Board requires the Nominating Committee to review the principles at least annually and recommend changes from time to time for consideration and adoption by the full Board.

The Corporate Governance Principles document can be found on PNM Resources’ website at www.pnmresources.com (under Corporate Governance). The principles document sets forth key practices and addresses the following:

Responsibilities of the Board Process for Director Nominations Director Qualifications Director Independence Planning/Oversight Functions	Stock Ownership Guidelines Director Service Director Compensation Leadership Structure Conflicts of Interest
Code of Ethics

The Company has adopted a code of ethics, Do the Right Thing: Principles of Business Conduct, which applies to all directors, officers (including the principal executive officer, principal financial officer, and principal accounting officer), and employees. Do the Right Thing is available in print to any shareholder who requests it by writing to the Ethics and Governance Department, PNM Resources, Inc., 414 Silver Avenue SW, MS-1285, Albuquerque, New Mexico 87102-3289. Do the Right Thing is also available on our website at www.pnmresources.com (under Corporate Governance). The Company will post any amendments to or waivers from its code of ethics (to the extent applicable to the Company’s executive officers and directors) at this location on its website.

Concerns relating to financial statement disclosures, accounting, internal accounting controls, or auditing matters, and other matters involving violations of law are handled in accordance with the complaint procedures, adopted by the Audit Committee, that are posted on the Company’s website at www.pnmresources.com (under Corporate Governance). The Company also established an anonymous/confidential hotline through which employees and others may report concerns about the Company’s business practices.

Director Independence

In accordance with the Company’s Corporate Governance Principles, the Board has affirmatively determined that all current directors and the director nominees are independent of PNM Resources and its management (with the exception of Patricia K. Collawn). Ms. Collawn is considered an inside director because of her employment as the President and CEO of the Company.

In determining the independence of the non-employee members of the Board, the Board examined all direct and indirect relationships of these non-employee directors with the Company and determined that all such relationships complied with the specific independence criteria under applicable law, including the NYSE listing standards. In addition, the only direct or indirect relationships between PNM Resources and each current non-employee director nominee consist of service on the Board or a Board committee, and being a shareholder or a retail utility customer of the Company. Likewise, the Board had affirmatively determined that at all times while serving on the Board, former Board members Adelmo E. Archuleta and Robert R. Nordhaus were independent of PNM Resources and its management.

Majority Voting for Directors

Our articles of incorporation and bylaws provide for the annual election of directors. As discussed under Question 10 on page 5, each director must receive the affirmative vote of a majority of our shares of common stock represented at the meeting and entitled to vote on the election.

Our Corporate Governance Principles also provide that any nominee in an uncontested election who does not receive the required affirmative majority vote must promptly submit his or her resignation for consideration by the Nominating Committee which shall make a recommendation to the full Board within a reasonable period of time. The director whose resignation is under consideration will abstain from participating in the Nominating Committee’s recommendation and the Board’s decision on this matter. If a resignation is not accepted by the Board, the director may continue to serve. Directors added to the Board during the course of the year will stand for election at the next annual meeting of shareholders.

In addition to the annual election of directors, the Board’s accountability to shareholders is enhanced by:

•	the rigorous nomination process conducted by the Nominating Committee (which includes consideration of director candidates proposed by shareholders) and

•	the Board’s policy that a substantial majority of the Board be independent and that all Board committees consist of independent members.

Board Leadership Structure and Lead Director

We believe the Company and its shareholders are best served by a Board that has the flexibility to establish a leadership structure that fits the needs of the Company at a particular point in time. Under the Company’s Corporate Governance Principles and bylaws, the Board has the authority to combine or separate the positions of Chairman and CEO, as well as to determine whether, if the positions are separated, the Chairman should be an employee, non-employee, or an independent director.

The Board believes the most effective leadership structure for the Company at this time is one with a combined Chairman and CEO coupled with an independent lead director. The Chairman is Patricia K. Collawn, our President and CEO. Combining the roles of Chairman and CEO: (1) enhances the Board’s ability to provide strategic direction and communicate clearly and effectively with management; and (2) avoids creating a structure that would effectively duplicate the work of our lead director. Ms. Collawn’s knowledge of our utilities and of the significant risks, challenges, and opportunities for our industry, including climate change, technological innovation, cybersecurity, and regulatory outcomes, make her best suited to serve as Chairman and CEO and provide strong unified leadership for PNM Resources. Chairman Collawn brings contemporary industry insights to the Board as a result of her leadership role in leading industry organizations, such as the Electric Power Research Institute (“EPRI”) and the Edison Electric Institute (“EEI”), both of which are instrumental in addressing policy, operational, and technological issues facing the utility industry.

The position of lead director and role of our Board committees (comprised entirely of independent directors) are designed to promote strong, independent oversight of our management and affairs. Our lead director, Bruce W. Wilkinson, performs the following functions:

•	approves Board meeting agendas and information sent to the Board;

•	approves meeting schedules to ensure sufficient time for discussion of all agenda items;

•	chairs all meetings of the independent directors, including executive sessions of the independent directors, and presides at all meetings of the Board in the absence of the Chairman;

•	works with committee chairs to ensure coordinated coverage of Board responsibilities;

•	ensures the Board is organized properly and functions effectively, independent of management;

•	in consultation with the Board, is authorized to retain independent advisors and consultants on behalf of the Board;

•	facilitates the annual self-evaluation of the Board and Board committees;

•	serves as a liaison for communications between (1) management and the independent directors, and (2) the Board and the Company’s shareholders and other interested parties; and

•	performs such other duties as the Board may from time to time delegate.

The lead director is elected by the independent directors, who review the role and functions of the lead director on an annual basis.

The lead director, with the above described duties, facilitates independent oversight of management. The balance of the lead director and combined Chairman/CEO positions ensures that the Board receives the information, experience and direction to effectively govern. Further, the Board believes that having Ms. Collawn serve in the combined role of Chairman and CEO is in the best interests of our shareholders because:

•
Ms. Collawn’s thorough understanding of the particular challenges facing the regulated utility industry and the need to balance various stakeholder interests is critical at both the management and Board level and she is uniquely qualified to identify key strategic risks; and

•	Ms. Collawn’s combined role promotes unified leadership and direction and conveys the Board’s confidence in her leadership to shareholders, customers, and other stakeholders.

Board’s Role in Risk Oversight

PNM Resources’ management is responsible for managing risk and bringing to the Board’s attention the most significant risks facing the Company.  The Board has oversight responsibility for the processes established to identify, assess, mitigate, and monitor these risks.  Throughout the year, the Board reviews information regarding the potential significant risks facing the Company.  Each significant strategic risk is overseen by the full Board in order to facilitate more effective integrated risk and strategy oversight. Board oversight includes consideration of the various challenges and opportunities presented by these risks, plans to mitigate the risks, and the impact these risks may have on the Company’s strategy.

For the past several years, management has identified and reported to the Board on multiple risks and opportunities related to climate change, including potential environmental regulation, technological innovation, and availability of fuel and water for operations. These significant risks are overseen by the full Board. In addition, the Board approves certain Company investments in environmental equipment and grid modernization technologies. Other significant risks overseen by the full Board include safety, New Mexico stakeholder relationships, physical security, and cybersecurity.

The Board also allocates responsibility for oversight of other risks among the committees of the Board.  Over the past several years, Board committees have played an important role in risk oversight.  For example, the Finance Committee reviews and recommends to the full Board the Company’s capital structure and oversees the Company’s management of risks associated with capital availability, liquidity, and costs thereof.  In addition, the Finance Committee monitors the execution of the Company’s energy supply, sales, and hedging programs.  The Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent auditors.  The Audit Committee also is regularly briefed on the Company’s North American Electric Reliability Corporation risks and risk mitigation programs. While the full Board annually reviews the CEO succession planning process, the Nominating Committee oversees risks related to succession planning for the Board, and the Compensation Committee oversees risks related to succession planning for Company officers. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements. In doing so, the Compensation Committee monitors the design and administration of the Company’s overall incentive programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk-taking by Company employees.

In executing its risk oversight duties, the Board can and does access extensive internal and external expertise regarding the Company’s challenges and opportunities, including those related to climate change. For instance, the Board’s Chairman, Ms. Collawn also serves on the board of EPRI, a non-profit research institute engaged in researching innovative climate change related technology and policy matters for the power industry. In addition, the Company is actively involved in multiple EPRI programs and has representatives on various committees of EEI focused on environmental risks and technological innovation.

The Board does not believe that its leadership structure (i.e., combining the Chairman and CEO roles, coupled with an independent lead director) affects its ability to effectively oversee risk management because a substantial majority of the Board is comprised of independent directors, each committee is comprised entirely of non-management independent directors, and the roles of the lead director and committees are designed to provide effective oversight of management.

Communication with the Board

Shareholders wishing to communicate with the Board or with a specific director may do so by writing to the Board or to the particular director and delivering the communication in person or mailing it to: Board of Directors, c/o Corporate Secretary, PNM Resources, Inc., 414 Silver Avenue SW, MS-1245, Albuquerque, New Mexico 87102-3289. All shareholder communications will be relayed to the Board of Directors or an appropriate committee of the Board. If the shareholder desires to communicate a concern directly with the Board without initial review by the Corporate Secretary, the concern should be submitted in writing, in a sealed envelope addressed to the Board, in care of the Corporate Secretary, with a notation indicating that it is to be opened only by the Board. The Corporate Secretary shall promptly forward the unopened envelope to the Board. From time to time, the Board may change the process for shareholder communications with the Board or its members. Please refer to the Company’s website www.pnmresources.com (under Corporate Governance) for any changes in this process.

Shareholders and other interested parties wishing to communicate directly with the lead independent director or with the non-management or independent directors as a group may do so by writing to Lead Independent Director, c/o Corporate Secretary, PNM Resources, Inc., 414 Silver Avenue SW, MS-1245, Albuquerque, New Mexico 87102-3289.

Director Education

Our Corporate Governance Principles encourage all directors to participate in director continuing education programs. In addition, management monitors and reports to the directors significant corporate governance initiatives. The directors also receive a presentation on developments in corporate governance at least annually.

Director Service Policy

Our Director Service Policy provides that directors will not serve more than 12 years on the Board absent certain conditions. The policy requires directors serving more than 12 years, employee directors who leave the Company and directors who undergo a significant change in their business or professional career to submit resignations to the Board for acceptance at such time as the Board deems appropriate. The policy can be found on pages 7-8 of the Corporate Governance Principles found on the Company’s website at www.pnmresources.com (under Corporate Governance).

Equity Compensation Awards Policy

The Board adopted the Equity Compensation Awards Policy to govern the granting of all forms of equity compensation. The policy provides that equity compensation awards shall only be made in compliance with the PEP and applicable laws and regulations. The PEP prohibits option repricing, incorporates, as a general rule, a “double trigger” vesting rule in connection with a change in control, and contains a “clawback” provision subjecting all awards issued under the PEP to potential forfeiture or recovery to the fullest extent called for by any clawback policy that may be adopted by the Company. The Equity Compensation Awards Policy provides that equity compensation awards are prospective only and sets forth additional good governance procedures for making equity awards when the regular schedule for the grant of equity compensation falls within a black-out period for trading in the Company’s securities under PNM Resources’ Insider Trading Policy. The Equity Compensation Awards Policy is available on our website at www.pnmresources.com (under Corporate Governance).

The Company conducts an annual review of equity compensation awards to ensure compliance with the requirements of the Equity Compensation Awards Policy.

Related Person Transaction Policy

Our “Policy and Procedures Governing Related Party Transactions” is posted on our website at www.pnmresources.com (under Corporate Governance). The policy provides that all transactions with executive officers, directors or greater than 5% shareholders or any immediate family member of any of the foregoing (collectively referred to as “related persons”), where the aggregate amount involved is expected to exceed $120,000 per year, are subject to pre-approval or ratification by the Nominating Committee, or by the Board or another committee in the normal fulfillment of their respective charters and responsibilities. In determining whether to approve such transactions, the Nominating Committee will consider, among other factors, the extent of the related person’s interest in the transaction; the availability of other sources of comparable products or services; whether the terms are no less favorable than terms generally available in unaffiliated transactions under like circumstances; the benefit to the Company; and the aggregate value of the transaction at issue. Since January 1, 2016, PNM Resources has not participated, and has no current plans to participate, in any transactions in which any related person has a material interest that would be subject to pre-approval under this policy or otherwise be reportable under applicable SEC Rules.

Insider Trading Policy Includes No Hedging or Pledging

The Company’s Insider Trading Policy prohibits all employees, officers, and directors from engaging in short sales of Company securities and states that speculative trading in Company stock is considered to be improper and inappropriate. In addition, the policy prohibits all directors, officers, and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sales contracts, or transactions that allow a person to lock in much of the value of his or her Company securities.  Further, our Insider Trading Policy prohibits all directors and executive officers, including the NEOs, from pledging Company securities as collateral for a loan.

Clawback Policy

The Company intends to adopt a clawback policy that will be fully compliant with future NYSE listing standards. Accordingly, the PEP provides that every award issued under the PEP is subject to potential forfeiture or recovery to the fullest extent called for by any future clawback policy. In addition, (1) the PEP provides that all unvested and unpaid awards are subject to forfeiture for conduct which is demonstrably and materially injurious to the Company and (2) the LTIPs and AIPs provide that a recipient will forfeit unvested and unpaid incentive compensation awards issued under the PEP for any manipulation or attempted manipulation of the performance results for personal gain at the expense of customers, shareholders, other employees or the Company.

Sustainability

We are committed to integrating sustainability into our everyday actions to help create enduring value for our shareholders, our customers, and the communities we serve. At PNM Resources, the term “sustainability” encompasses a broad range of important actions. It starts with our responsibility to deliver safe, reliable, affordable, and environmentally responsible energy to our customers and extends to areas that include: economic development and improving the quality of life in our communities; conservation and resources protection; corporate governance; and efficiency. Information about these activities is available on our Sustainability Portal at www.pnmresources.com (under About Us).

ADDITIONAL INFORMATION ABOUT OUR BOARD AND BOARD COMMITTEES

Board Meetings

The Chairman of the Board presides at all meetings of the shareholders and of the full Board. As discussed on page 11 under “Board Leadership Structure and Lead Director,” the lead independent director chairs meetings of the independent directors and assumes other duties designed to support the Board’s independent oversight of management. The lead independent director is nominated and approved by the independent directors annually. The independent directors meet at least four times a year without management present and will meet more often as the need arises. Bruce W. Wilkinson has served as the lead independent director since May 15, 2015.

In 2016, the full Board met six times. The independent directors held five regularly scheduled meetings in 2016. Attendance in 2016 at full Board and committee meetings was 100%.

Directors are expected to attend the Annual Meeting and, as stated in the Corporate Governance Principles, are responsible for attending all director meetings and for reviewing materials provided in advance of each meeting. Directors are expected to actively participate in Board and committee meetings. All directors attended the 2016 Annual Meeting held on May 17, 2016, with the exception of outgoing directors Adelmo E. Archuleta and Robert R. Nordhaus.

Board Committees and their Functions

The Board has four current standing committees: the Audit Committee, the Compensation Committee, the Finance Committee, and the Nominating Committee. All committee members are independent directors.

Each committee has a written charter that addresses the committee’s purpose and responsibilities. All current committee charters can be found at www.pnmresources.com (under Corporate Governance) and are available in print without charge to any shareholder who requests it. The charters comply with applicable NYSE Listing Standards.

The following table provides 2016(1) membership and meeting information for each of the four Board committees.

Name	Audit Committee	Nominating Committee	Finance Committee	Compensation Committee
N. P. Becker		x	x
E. R. Conley			x	x
A. J. Fohrer	x			x*
S. M. Gutierrez		x*		x
M. T. Mullarkey	x*	x
D. K. Schwanz	x		x*
B. W. Wilkinson**	x			x
# Meetings in 2016	5	3	3	4
# Executive Sessions in 2016	5	—	—	3
*Committee Chair **Lead Independent Director
(1)Prior to their retirement on May 17, 2016, Robert R. Nordhaus served on the Compensation and Nominating Committees, and Adelmo E. Archuleta served on the Nominating and Finance Committees.

A summary of each current standing committee’s responsibilities is included below:

Audit and Ethics Committee

Membership:	Four independent, non-employee directors.
Functions:
Oversees the integrity of the Company’s financial statements, system of disclosure and internal controls regarding finance, accounting, legal, compliance, and ethics that management and the Board have established.
Ensures compliance with legal and regulatory requirements by the Company.
Assesses and ensures the independent accountant’s qualifications and independence.
Reviews and approves the performance of the Company’s internal audit function and independent accountants.
Approves independent accountant services and fees for audit and non-audit services.
Oversees the Company’s management of risks as assigned by the Board.

Charter:
A current copy of the Audit Committee Charter may be found on the Company’s website at www.pnmresources.com (under Corporate Governance). The Audit Committee Charter prohibits any committee member from serving on the audit committees of more than two other publicly traded companies.

Evaluation:	The Audit Committee evaluated its 2016 performance and confirmed that it fulfilled all of the responsibilities described in its Charter.
Financial Expert:	The Board has unanimously determined that all Audit Committee members are financially literate and qualify as “audit committee financial experts” within the meaning of SEC regulations.

Compensation and Human Resources Committee

Membership:	Four independent, non-employee directors (including meeting the outside director rules under Section 162(m) of the Tax Code).
Functions:
Recommends the compensation philosophy, guidelines, and equity-based compensation for officers (emphasizing rewarding long-term results and maximizing shareholder value).
Establishes an appropriate compensation program for the CEO and reviews and approves corporate goals and objectives relevant to CEO compensation.
Evaluates CEO performance in light of corporate goals and objectives.
Reviews and recommends to the independent directors, the CEO’s annual compensation level and components.
Reviews and approves all components of compensation and stock ownership guidelines for all senior officers, giving due consideration to the CEO’s recommendations.
Monitors the Company’s affirmative action program.
Oversees the Company’s annual compensation risk assessment.

Charter:	A current copy of the Compensation Committee Charter may be found on the Company’s website at www.pnmresources.com (under Corporate Governance).
Interlocks and Insider Participation:	No member of the Compensation Committee had a relationship during 2016 that requires disclosure as a compensation committee interlock or as insider participation.
Evaluation:	The Compensation Committee evaluated its 2016 performance and confirmed that it fulfilled all of the responsibilities described in its Charter.

Finance Committee

Membership:	Three independent, non-employee directors.
Functions:
Reviews and recommends to the Board the Company’s capital structure and financial strategy, including dividend policy.
Oversees the Company’s financial performance, capital expenditures, and investment procedures and policies.
Oversees the Company’s investments in subsidiaries.
Oversees the Company’s management of risks as assigned by the Board.

Charter:	A current copy of the Finance Committee Charter may be found at www.pnmresources.com (under Corporate Governance).
Evaluation:	The Finance Committee evaluated its 2016 performance and confirmed that it fulfilled all of the responsibilites described in its Charter.

Nominating & Governance Committee

Membership:	Three independent, non-employee directors.
Functions:
Recommends candidates for election to the Board.
Develops policy on composition and size of the Board, as well as director tenure.
Develops director independence standards consistent with applicable laws or regulations.
Oversees the performance evaluation of the Board.
Recommends applicable revisions to the corporate governance principles.
Recommends Board compensation levels and stock ownership guidelines.
Oversees the Policy and Procedure Governing Related Party Transactions.
Oversees the Company’s management of risks as assigned by the Board.

Charter:	A current copy of the Nominating Committee Charter may be found at www.pnmresources.com (under Corporate Governance).
Interlocks and Insider Participation:	No member of the Nominating Committee had a relationship during 2016 that requires disclosure as a director compensation committee interlock or as insider participation.
Evaluation:	The Nominating Committee evaluated its 2016 performance and confirmed that it fulfilled all of the responsibilities described in its Charter.
Director Candidates and Nominations:
The Nominating Committee will consider director candidates proposed by shareholders. Director candidates recommended by shareholders will be evaluated against the same criteria as nominees submitted by the Nominating Committee. Candidates must be highly qualified and exhibit both willingness and interest in serving on the Board. Candidates should represent the interests of all shareholders and not those of a special interest group. A shareholder wishing to nominate a candidate should forward the candidate’s name and a detailed description of the candidate’s qualifications, appropriate biographical information, and signed consent to serve to the Secretary of the Company, taking into consideration the criteria for new directors:
• directors should be individuals of the highest character and integrity and have inquiring minds, vision, the ability to work well with others, and exercise good judgment;
• directors should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
• directors should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;
• directors should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director;
• directors should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency; and
• each director’s ownership interest should increase over time, consistent with the stock ownership guidelines and applicable insider trading restrictions, so that an appropriate amount of stock is accumulated.

General Board attributes and director qualifications can also be found on pages 3-4 of the current Corporate Governance Principles document posted at www.pnmresources.com (under Corporate Governance).

In addition, please see the answer to Question 27 on page 8 for information on how to submit a shareholder proposal for nomination of a director candidate in accordance with our bylaws and applicable SEC rules.

The Nominating Committee and the Board have no formal policy regarding diversity in recruiting directors. However, the Nominating Committee does consider diversity in identifying nominees for a balanced board with varied expertise including having accounting or related financial management expertise. For example, in the past, efforts were made to recruit more female nominees and to recruit candidates from Texas and New Mexico to reflect the geographic market served by the Company and its utility subsidiaries, PNM and TNMP. In addition, the Nominating Committee seeks to recruit nominees who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies. The Board’s gender diversity has been recognized by the 2020 Women On Boards campaign for the past six years.

DIRECTOR COMPENSATION

Elements of Director Compensation

The Nominating Committee recommends non-employee director compensation levels and stock ownership guidelines for review and approval by the full Board. Ms. Collawn, our Chairman, President and CEO, is the only salaried employee serving on the Board and she receives no additional compensation for her Board service.

The general policy of the Board is to provide a reasonable director compensation package that will attract and retain highly qualified non-employee directors. The Nominating Committee reviews and compares the form and amount of director compensation on an annual basis to consider trends in director compensation and to recommend a total compensation amount that approximates the median of non-employee director compensation in similarly situated utility and energy companies, such as the PNMR Peer Group described on page 41 of this proxy statement.

As discussed in the 2015 and 2016 proxy statements, director compensation was increased for 2015 based on an analysis showing the compensation levels were below the median of the PNMR Peer Group. In July 2015, Pay Governance prepared an updated analysis that showed the current compensation arrangements were competitive despite being slightly below the median of the PNMR Peer Group. Following discussions and review of the Pay Governance analysis, in December 2015, the Nominating Committee recommended and the Board approved making no changes to director compensation for 2016. Thus, the 2016 annual retainer for non-employee directors consisted of the following cash and stock based compensation:

Annual Retainer (Cash and Equity):	$60,000 in cash Restricted stock rights(1) with a market value of $75,000(2)
Annual Lead Director Fee:	$20,000
Annual Audit Committee Chair Fee:	$10,000
Annual Compensation and Human Resources Committee Chair Fee:	$10,000
Annual Other Committee Chair Fee:	$7,500
Attendance Fees:	$1,500 per Board Committee meeting; $0 per Board meeting

(1)    Restricted stock rights granted under the PEP for the 2016 annual retainer vest in three equal annual installments beginning on the first anniversary of the grant date, subject to vesting acceleration upon retirement from the Board. These awards are typically made at the annual meeting of directors, unless the meeting occurs during a black-out period for trading in the Company’s securities as specified in the Company’s Insider Trading Policy. As set forth under the Equity Compensation Awards Policy, under those circumstances, the Board will either (a) schedule a special meeting after the expiration of the black-out period, (b) make awards pursuant to a unanimous written consent executed after the expiration of the black-out period, or (c) pre-approve the equity awards with an effective date after the expiration of the black-out period. The date of the awards is the date on which the Board approves the awards, unless (i) the approval date is a non-trading day, in which case the date is the immediately preceding trading date or (ii) pre-approval occurs during a black-out period, in which case the grant date is the first trading date after the expiration of the black-out period.

(2)    The amount of restricted stock rights is determined by dividing $75,000 by the closing price of our stock on the NYSE on the day of the grant. Thus, 2,339 restricted stock rights were granted on May 17, 2016, based on the closing price on that date of $32.06 per share.

In addition, all directors were reimbursed for any board-related expenses, such as travel expenses incurred to attend Board and Committee meetings and director education programs sponsored by educational and other institutions. Further, directors are indemnified by PNMR to the fullest extent permitted by law pursuant to PNMR’s bylaws and indemnification agreements between the Company and each director. No retirement or other benefit plans are available to directors.

In July 2016, Pay Governance prepared an analysis of director compensation that showed current compensation levels were well below the median of the PNMR Peer Group and a market sample of S&P companies. At the Nominating Committee’s request, Pay Governance provided an additional analysis of alternative pay structures. Following discussion and review of the Pay Governance analysis and recommendations, including the continuing market trend toward simplicity, in December 2016, the Nominating Committee recommended and the Board approved the following changes for 2017 compensation: increasing the cash retainer to $80,000; increasing the market value of restricted stock rights to $90,000; and providing that attendance fees of $1,500 per meeting would only be payable for and after attending more than eight meetings annually of the full Board or of a particular committee. In addition, the vesting period for restricted stock rights granted on and after the 2017 Annual Meeting will be one year to align with the PNMR Peer Group and market data.

Stock Ownership and Retention Guidelines for Directors

The Board believes directors should be shareholders and have a financial stake in the Company to help align director financial interests with the financial interests of the Company’s longer term shareholders. The Board requires directors to attain a significant level of Company stock ownership over a reasonable period of time.

The Nominating Committee is responsible for recommending Board compensation levels and stock ownership and retention guidelines to the Board for approval. The current stock ownership guidelines provide that non-employee directors will hold an amount of shares (including unvested restricted stock rights) equal to five times the annual cash retainer within a reasonable period of time. In addition, each director is required to hold 100% of all vested restricted stock rights until his or her holdings exceed five times the annual cash retainer (provided that sales of a portion of vested stock sufficient to satisfy related tax obligations are permitted). Further, directors must hold all restricted stock right awards for a period of six months after termination of Board service or until the director achieves the holding requirements. We believe these holding guidelines are appropriate because they continue to approximate the holding requirements of the PNMR Peer Group. The directors have met or are making good progress toward meeting their holding requirements under the guidelines. Similar stock ownership guidelines have been developed for executives and are discussed on page 43.

The guidelines are reviewed periodically for any appropriate changes as described on page 7 of the Corporate Governance Principles document available on the PNM Resources’ website at www.pnmresources.com (under Corporate Governance).

Summary of Non-Employee Director Compensation in 2016

The following table summarizes the total compensation paid or earned by each of the non-employee directors for the year ended December 31, 2016.

DIRECTOR COMPENSATION IN 2016

Name(1)	Fees Earned Or Paid In Cash ($)(3)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
A. E. Archuleta(2)	36,750	—	—	—	—	—	36,750
N. P. Becker	51,000	72,953	—	—	—	—	123,953
E. R. Conley	70,500	72,953	—	—	—	—	143,453
A. J. Fohrer	83,500	72,953	—	—	—	—	156,453
S. M. Gutierrez	76,125	72,953	—	—	—	—	149,078
M. T. Mullarkey	82,000	72,953	—	—	—	—	154,953
R. R. Nordhaus(2)	34,500	—	—	—	—	—	34,500
D. K. Schwanz	79,500	72,953	—	—	—	—	152,453
B. W. Wilkinson	92,000	72,953	—	—	—	—	164,953
(1)Patricia K. Collawn does not receive any director compensation, as she is an employee, i.e., President and CEO. (2)Adelmo E. Archuleta and Robert R. Nordhaus retired from the Board on May 17, 2016.

(3)The following table provides additional information about fees earned or paid in cash to non-employee directors in 2016:
Name	Annual Retainer ($)	Committee Chair Fee ($)	Committee Meeting Fees ($)	Lead Independent Director Fee ($)	Total ($)
A. E. Archuleta(2)	30,000	3,750	3,000	—	36,750
N. P. Becker	45,000	—	6,000	—	51,000
E. R. Conley	60,000	—	10,500	—	70,500
A. J. Fohrer	60,000	10,000	13,500	—	83,500
S. M. Gutierrez	60,000	5,625	10,500	—	76,125
M. T. Mullarkey	60,000	10,000	12,000	—	82,000
R. R. Nordhaus(2)	30,000	—	4,500	—	34,500
D. K. Schwanz	60,000	7,500	12,000	—	79,500
B. W. Wilkinson	60,000	—	12,000	20,000	92,000

 (4) Represents the grant date fair value of $31.19 per restricted stock right calculated in accordance with FASB ASC Topic 718 of the 2,339 restricted stock rights awarded under the PEP to each non-employee director on May 17, 2016. The assumptions used in determining the grant date fair value of restricted stock rights are set forth in Note 13 of the consolidated financial statements in PNMR’s Annual Report on Form 10-K for the year ended December 31, 2016. As of December 31, 2016, (1) Mr. Becker, who joined the Board in May 2016, had 2,339 outstanding restricted stock rights, (2) Mr. Gutierrez, who joined the Board in May 2015, had 4,194 outstanding restricted stock rights, and (3) the remaining current non-employee directors listed on the table above had 4,978 outstanding restricted stock rights. The actual value that a director may realize on the vesting of the restricted stock rights will depend on the market price of our common stock at the date of vesting and ultimately, the value received by the director on the sale of stock. The restricted stock rights granted under the PEP on and before 2016, vest in three equal annual installments beginning on the first anniversary of the grant, subject to vesting acceleration upon retirement. As discussed above under “Stock Ownership and Retention Guidelines for Directors,” directors will hold 100% of the annual restricted stock rights award until they hold stock equal to the required multiple of annual cash retainer (provided that sales of a portion of vested stock sufficient to satisfy related tax obligations are permitted). The amount of restricted stock rights is held until six months after termination of Board Service or until the director achieves the holding requirements.

OWNERSHIP OF OUR COMMON STOCK

Five Percent Shareholders

The following table contains information regarding the only persons and groups we know of that beneficially owned more than 5% of our common stock based on reports filed by such persons with the SEC as of March 24, 2017.

Name and Address	Voting Authority			Dispositive Authority
	Sole	Shared	None	Sole	Shared	Total Amount	Percentage of Class
BlackRock, Inc. (1) 55 East 52nd Street New York, NY 10022	7,838,656	—	—	8,092,611	—	8,092,611	10.2%
GAMCO Investors, Inc. et al (2) One Corporate Center Rye, NY 10580-1435	(2)	—	—	(2)	—	5,788,350	7.27%
T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	1,502,294	—	—	7,245,753	—	7,245,753	9.9%
The Vanguard Group (4) 100 Vanguard Blvd. Malvern, PA 192355	103,277	9,283	—	6,673,286	100,627	6,773,913	8.5%
(1) As reported on Schedule 13G/A filed January 9, 2017 with the SEC by BlackRock, Inc. as the parent holding company or control person of twelve subsidiaries. The filing reports sole voting power over 7,838,656 shares, which constitutes 9.89% of PNMR common stock.
(2) As reported on Schedule 13D/A filed October 26, 2015 with the SEC by GAMCO Investors, Inc. et al. This filing reported that Gabelli Funds, LLC beneficially owned 3,098,000 shares (3.89%) with sole voting and sole dispositive power; GAMCO Asset Management Inc. beneficially owned 2,491,550 shares with sole voting power and 2,681,350 shares (3.37%) with sole dispositive power; and MJG-IV Limited Partnership beneficially owned 9,000 shares (0.01%) with sole voting and dispositive powers. The filing reported that Mario J. Gabelli is deemed to have beneficial ownership of the securities beneficially owned by each of the foregoing persons.
(3) As reported on Schedule 13G/A filed February 7, 2017 with the SEC by T. Rowe Price Associates, Inc.
(4) As reported on Schedule 13G/A filed February 13, 2017 with the SEC by The Vanguard Group.

Executive Officers and Directors

The Board believes that our directors and executive officers should be shareholders and have a significant long-term financial stake in the Company. The stock ownership guidelines for directors and officers are discussed on pages 18 and 43 of this proxy statement. The following table shows the amount of PNM Resources common stock owned by the Company’s current directors, the named executive officers, and our directors and executive officers as a group as of March 24, 2017.

Name	Amount and Nature of Shares Beneficially Owned (a)
	Aggregate No. of Shares Held (b)	Right to Acquire within 60 Days (c)	Percent of Shares Beneficially Owned
Non-Employee Directors:
Norman P. Becker	—	2,339	—
E. Renae Conley	7,980	4,978	*
Alan J. Fohrer	11,408	4,978	*
Sidney M. Gutierrez	928	4,194	*
Maureen T. Mullarkey	2,496	4,978	*
Donald K. Schwanz	24,376	6,978	*
Bruce W. Wilkinson	35,963	5,978	*
NEOs:
Patricia K. Collawn	348,190	288,601	*
Charles N. Eldred	93,804	15,589	*
Patrick V. Apodaca	59,676	10,420	*
Ronald N. Darnell	29,053	3,452	*
Ronald E. Talbot (d)	3,522	12,785	*
Directors and Executive Officers as a Group (14 persons)	632,673	371,360	1.26%
(a) Beneficial ownership means the sole or shared power to vote, or to direct the voting of a security and/or investment power with respect to a security.

(b) The amounts shown are shares held in the individual’s name, individually or jointly with others, or in the name of a bank, broker, or nominee for the individual’s account.

(c) The number of shares directors and executive officers have a right to acquire through (1) stock option exercises within 60 days after March 24, 2017, (2) potential accelerated vesting (upon retirement or disability) under the PEP of restricted stock right awards, and (3) the number of shares that executive officers have a right to acquire through the ESP II upon the participant’s termination of employment. As of February 28, 2017, the number of shares reported in this column include the following ESP II share rights held by our NEOs: P. K. Collawn - 75,585; C. N. Eldred - 6,586; and R. E. Talbot - 6,297.

(d) Mr. Talbot resigned as an officer of the Company effective January 3, 2017.

*Less than 1% of PNM Resources outstanding shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PNM Resources’ executive officers and directors to file certain reports of ownership and changes in ownership with the SEC within two business days of a transaction. After following proper procedures and obtaining pre-clearance to do so, (1) on March 7, 2016, Mr. Archuleta exercised 2,100 options and sold the underlying 2,100 shares of PNM Resources common stock, and (2) on March 9, 2016, Mr. Eldred sold 1,050 shares of PNM Resources common stock. However, reporting of these two transactions was inadvertently delayed until March 14, 2016, resulting in late filings for each of these transactions. Otherwise, we believe all executive officers’ and directors’ applicable filing requirements were met.

PROPOSAL 1: ELECT EIGHT DIRECTORS
(PROPOSAL 1 on your Proxy Card)

General Information

Each of the eight director nominees presented below was recommended by the Nominating Committee and nominated by the Board for election as directors to serve for a one-year term that expires at the Annual Meeting in 2018 and until their successors are elected and qualified.

The eight nominees are current members of the Board who were elected by the shareholders at the 2016 Annual Meeting and are standing for re-election. There are no vacancies as the Board fixed the number of directors at eight, effective May 17, 2016. Each of the eight nominees has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by the Board upon the recommendation of the Nominating Committee. Alternatively, the seat will remain vacant if a substitute nominee is not selected prior to the Annual Meeting.

All of the director nominees are independent directors, except Ms. Collawn, our Chairman, President and CEO. As shown by the following biographies, each nominee has valuable skills and experiences that, taken together, provide us with the variety and depth of knowledge and judgment necessary to provide effective oversight of our electric utility and related businesses. The noted age of each director is as of March 31, 2017.

Directors Nominated This Year For One-Year Terms Expiring in 2018

NORMAN P. BECKER
Director since May 2016

President & CEO, New Mexico Mutual Casualty Company, 2008-present
Senior Vice President, Manuel Lujan Agencies, 2006-2008
President, Lovelace Health System, 2003-2006
President & CEO, Blue Cross and Blue Shield of New Mexico, 1996-2003

Mr. Becker, age 61, is a resident of Albuquerque, New Mexico, and is President and CEO of New Mexico Mutual Casualty Company. He has more than 30 years of insurance industry experience. Other directorships include: Chair (2009-2010) of United Way of Central New Mexico; Chair (2003-2004) of the Greater Albuquerque Chamber of Commerce; Chair (2001-2002) of Leadership New Mexico; Director (1998-2001) Blue Cross and Blue Shield Association; Director (2004-2010) of First Community Bank Advisory Board; Chair, Vice Chair and Director (2009-2015) of the National Hispanic Cultural Center; Director (2005-2006) of the Albuquerque Hispano Chamber of Commerce; Director (2003-2005) of NM Hospitals and Health Systems Association; and Director (2012 to present) of the Bank of Albuquerque Community Board. Mr. Becker is currently a Director of the United Way of Central New Mexico and a Director of the Greater Albuquerque Chamber of Commerce. Mr. Becker earned his master’s degree in Health Administration from the University of Colorado.

Specific Qualifications/Attributes: CEO, board and board chairman experience; strategic operational and leadership experience; business background and experience; New Mexico community engagement and knowledge.

PATRICIA K. COLLAWN
Director since March 1, 2010

Chairman, President and CEO, PNM Resources, Inc., since January 1, 2012
President and CEO, PNM Resources, Inc., March 1, 2010-December 31, 2011
President and Chief Operating Officer, PNM Resources, Inc., August 11, 2008-February 28, 2010
Utilities President, PNM Resources, Inc., June 25, 2007-August 10, 2008

Ms. Collawn, age 58, is a resident of Albuquerque, New Mexico, and is Chairman, President and CEO of PNM Resources and PNM and Chairman and CEO of TNMP. Ms. Collawn has more than 20 years of utility experience. Other directorships in addition to various Company subsidiaries include CTS Corporation. She is also the former chair of the Greater Albuquerque Chamber of Commerce and the former chair of United Way of Central New Mexico. Ms. Collawn also serves as Chair of EPRI and Vice Chair of EEI. She is currently chair of the New Mexico Partnership. Ms. Collawn earned her M.B.A. from Harvard University.

Specific Qualifications/Attributes: CEO and COO experience; business background and experience; extensive utility and energy industry expertise and leadership; Federal electric, natural gas, and environmental regulatory experience

E. RENAE CONLEY
Director since May 15, 2014

CEO, ER Solutions, LLC, February 2014-present
Executive Vice President, Human Resources & Administration, and Chief Diversity Officer, Entergy Corporation, 2010-2013
Chairman, President and CEO, Entergy Louisiana, Entergy Gulf States Louisiana, 2000-2010

Ms. Conley, age 59, is a resident of Chicago, Illinois, and has over 30 years of business experience in significant leadership positions in finance, operations and human resources. Ms. Conley serves on the Ball State University Board of Trustees and the Ball State University Foundation. She served on the board of ChoicePoint, Corp., a publicly held identification and credential verification company, prior to its acquisition by Reed Elsevier. She retired from the boards of the New Orleans Branch of the Federal Reserve Bank of Atlanta and the National Action Council for Minorities in Engineering. Ms. Conley has a B.S. degree in accounting and an M.B.A., both from Ball State University.
Specific Qualifications/Attributes: Former CEO of a large U.S. electric utility; finance, field operations and regulatory strategy expertise; extensive utility and energy industry expertise and leadership; external relationship management, and employee and labor relations experience

ALAN J. FOHRER
Director since March 1, 2012

Chairman and CEO, Southern California Edison, June 27, 2007-December 31, 2010
CEO, Southern California Edison, January 1, 2002-June 26, 2007

Mr. Fohrer, age 66, is a resident of Arcadia, California. On December 31, 2010, he retired as Chairman and CEO of Southern California Edison (“SCE”), one of the largest electric utilities in the United States. During his 37-year career at SCE, Mr. Fohrer gained extensive knowledge and experience in every aspect of the utility business.

Over the past ten years, Mr. Fohrer represented the electric utility industry in significant regulatory and legislative proceedings. He co-chaired EEI’s Energy Delivery and Reliability Committees and also served on the Boards of Directors of the Institute of Nuclear Power Operations and the California Chamber of Commerce.

Other directorships include: Blue Shield of California; Synagro, Inc.; and TransAlta Corporation. He served on the boards of MWH, Inc., a privately held company acquired by Stantec in 2016; Duratek, a publicly held nuclear services company, prior to its acquisition by Energy Solutions; Osmose Utility Services, Inc.; and was a member of the Huntington Library Board of Overseers and Chairman of the California Science Center Foundation. Mr. Fohrer is a member of the Viterbi School of Engineering Board of Councilors for the University of Southern California. The Board has determined that Mr. Fohrer qualifies as an “audit committee financial expert” as defined by the SEC regulations. Mr. Fohrer earned his B.Sc. and M.Sc. degrees in civil engineering from the University of Southern California and received an M.B.A. from California State University Los Angeles.

Specific Qualifications/Attributes: Extensive board experience, including board chairman; “financial expert” under SEC regulations; former CEO of one of the largest U.S. electric utilities; extensive utility and energy industry expertise and leadership; extensive electric utility regulatory experience

SIDNEY M. GUTIERREZ
Director since May 12, 2015

CEO of Rocket Crafters Inc. (RCI), a privately-held start up rocket company, 2015-present
Chairman of the Board, RCI, 2013-present
Board member, RCI, 2012-present
Director, Sandia National Laboratories, 2001-2015

Mr. Gutierrez, age 65, is a resident of Albuquerque, New Mexico. He retired as a Colonel after serving as a fighter pilot and test pilot in the Air Force and as an astronaut and Space Shuttle Mission Commander with NASA. He then spent over 20 years at Sandia National Laboratories where he led many complex, high technology efforts, including research on nuclear power reactors, solar and wind energy, advanced fuel cycles and nuclear fuel waste disposal. He was responsible for leading the lab-wide safety effort that cut the accident rate in half. In addition to his current position with RCI he has served on a number of for-profit and non-profit boards including Texas New Mexico Power Company before it was acquired by PNM Resources, Road Runner Food Bank, Goodwill Industries of New Mexico, New Mexico Institute of Mining and Technology and the New Mexico Spaceport Authority. He has also served on several national advisory panels for NASA, reporting to the President and both houses of Congress. He has a B.S. in Aeronautical Engineering (Distinguished Graduate) from the United States Air Force Academy and an M.A. in Management from Webster University.

Specific Qualifications/Attributes: Extensive board experience including utilities and board chairmanship; engineering background and experience including nuclear and renewable energy; community engagement; demonstrated success in leading safety improvements; in-depth understanding of security threats including cyber and Supervisory Control and Data Acquisition (SCADA)

MAUREEN T. MULLARKEY
Director since May 15, 2014

Partner, Blue Heron Investments, LLC, a private investment firm, 2010-present
Entrepreneur in Residence with The Nevada Institute for Renewable Energy Commercialization, 2009-2011
Chief Financial Officer and Executive Vice President, International Game Technology, 1998-2007

Ms. Mullarkey, age 57, is a resident of Reno, Nevada. She retired in 2007 as executive vice president and chief financial officer of International Game Technology, a leading supplier of gaming equipment and technology, where she held a variety of financial and executive management positions in her 19 years with the company. She was a director of NV Energy, Inc. from 2008-2012 when the company was sold to Mid-American Energy Holdings Company, a subsidiary of Berkshire Hathaway, Inc. The Board has determined that Ms. Mullarkey qualifies as an “audit committee financial expert” as defined by SEC regulations. Ms. Mullarkey has a B.S. from the University of Texas and an M.B.A. from the University of Nevada.

Specific Qualifications/Attributes: CFO experience; “financial expert” under SEC regulations; board governance experience; strategic and operational leadership expertise; renewable energy expertise

DONALD K. SCHWANZ
Director since July 29, 2008

Chairman and CEO, CTS Corporation, 2002-2007
CEO, CTS Corporation, 2001-2007
COO, CTS Corporation, January-September 2001
Honeywell, 1979-2000

Mr. Schwanz, age 72, is a resident of Scottsdale, Arizona, and retired as Chairman and CEO of CTS Corporation, a global manufacturer of electronic components and sensors and a provider of electronic manufacturing services. Mr. Schwanz held various management and senior executive roles at Honeywell from 1979-2000, where he last served as President of the Industrial Controls Business. The Board has determined that Mr. Schwanz qualifies as an “audit committee financial expert” as defined by the SEC regulations. Mr. Schwanz earned a B.S. degree in mechanical engineering from Massachusetts Institute of Technology and an M.B.A. from Harvard Graduate School of Business in 1968.

Specific Qualifications/Attributes: CEO experience; board and board chairman experience; “financial expert” under SEC regulations; regulatory environment experience; technology and innovation experience

BRUCE W. WILKINSON
Director since May 18, 2010

Chairman and Chief Executive Officer, McDermott International, Inc., 2000-2008

Mr. Wilkinson, age 72, is a resident of Houston, Texas, and served as President and Chief Operating Officer from May 2000 to July 2000 and as Chairman and Chief Executive Officer of McDermott International, Inc., an energy services company, from August 2000 until his retirement in September 2008. Mr. Wilkinson served as a director of Cameron International Corporation (formerly known as Cooper Cameron Corp.) from 2002-March 2016. The Board has determined that Mr. Wilkinson qualifies as an “audit committee financial expert” as defined by SEC regulations. Mr. Wilkinson earned a B.A. and a J.D. from the University of Oklahoma and an L.L.M. from the University of London.

Specific Qualifications/Attributes: Board chairman and CEO experience; “financial expert” under SEC regulations; extensive business background and experience; energy and power industry experience; engineering and construction experience

The Board of Directors unanimously recommends a vote FOR each director nominee.

AUDIT AND ETHICS COMMITTEE REPORT

The primary function of our Committee is oversight of the Company’s financial reporting process, public financial reports, internal accounting and financial controls, and the independent audit of the annual consolidated financial statements. Our Committee acts under a charter, which can be found on the PNM Resources web site at www.pnmresources.com (under Corporate Governance). We review the adequacy of the charter at least annually. All of our members are independent and all are audit committee financial experts under Securities and Exchange Commission rules. We held five meetings in 2016 with KPMG LLP (“KPMG”), the Company’s principal independent registered public accounting firm for 2016, and one meeting to date in 2017 at which we had extensive reports and discussions with the independent auditors, internal auditors, and other members of management.
In carrying out our responsibilities, we look to management and the independent auditors. The Company’s management is responsible for the preparation and fair presentation of the Company’s financial statements and for maintaining effective internal control. Management is also responsible for assessing and maintaining the effectiveness of internal control over the financial reporting process in compliance with Sarbanes-Oxley Section 404 requirements. The independent auditors are responsible for auditing the Company’s annual financial statements and expressing an opinion as to whether the statements are fairly stated in conformity with generally accepted accounting principles. In addition, the independent auditors are responsible for auditing the Company’s internal control over financial reporting and for expressing an opinion on the effectiveness of internal control over financial reporting. The independent auditors perform their responsibilities in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).
In performing our oversight function, we reviewed and discussed the consolidated financial statements with management and KPMG, the independent auditors. Management and KPMG informed us that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. We discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. We discussed with KPMG the matters required to be discussed by the independent auditors with the Committee under the rules and standards adopted by the PCAOB. In addition, we reviewed and discussed management’s report on internal controls over financial reporting and the related audit performed by KPMG which confirmed the effectiveness of the Company’s internal controls over financial reporting.
We received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with us concerning independence, and we discussed the firm’s independence with KPMG.
We discussed with the Company’s internal auditors and KPMG the overall scope and plans for their respective audits. We met with the internal auditors and the independent auditors at each regularly scheduled meeting, both with and without management present. Discussions included the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have also assessed the performance of the independent auditors and have appointed KPMG to audit the Company’s financial statements for 2017, subject to shareholder ratification of that appointment.
Based on the reviews and discussions referred to above, reliance on management and KPMG, and subject to the limitations of our role described above, we recommended to the Board the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.
Audit and Ethics Committee
Maureen T. Mullarkey, Chair
Alan J. Fohrer
Donald K. Schwanz
Bruce W. Wilkinson

INDEPENDENT AUDITOR FEES

Audit Fees for 2016 and 2015

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2016 and December 31, 2015 by KPMG, the Company’s principal accounting firm.

Fees	Fiscal Year Ended (in thousands) ($)
	2016	2015
Audit Fees	1,881	1,956
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	167	—
Total Fees	2,048	1,956

Audit Fees are primarily for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s 10-Q filings and the annual Sarbanes-Oxley Audit, and statutory and regulatory filings.

     All Other Fees are for accounting consultation related to the adoption and implementation of the new revenue and lease accounting standards.

All fees have been approved by the Audit Committee. The reported aggregate fees billed for professional services include travel related expenses to perform the services and applicable gross receipts taxes.

The Audit Committee requires the independent accounting firm selected to audit the Company’s financial statements to obtain the approval of the Audit Committee before performing any non-audit services permitted by applicable law so that the Audit Committee may determine whether the provision of such services is compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Thus, the Audit Committee preapproves all audit services and all permitted non-audit services performed by the principal accounting firm.

PROPOSAL 2: RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
(PROPOSAL 2 on your Proxy Card)

The Board is recommending that the shareholders ratify the selection of KPMG as independent public accountants for 2017.

The Audit Committee has performed its annual evaluation of the quality and cost of services provided by KPMG and an assessment of auditor independence. The Audit Committee reported to the Board complete satisfaction with the services provided by KPMG and recommended that KPMG be selected as independent public accountants for 2017. The Board agrees with the Audit Committee’s recommendations, as described in the Audit Committee report contained in this proxy statement.

Representatives of KPMG will be available at the Annual Meeting where they will have the opportunity to make statements and answer questions. If shareholders fail to ratify the appointment of KPMG, the Audit Committee will consider other auditors for 2017. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment of KPMG as independent public accountants for 2017 will stand unless the Audit Committee determines there is a compelling reason for a change.

The Board of Directors unanimously recommends a vote FOR the ratification of KPMG LLP as independent public accountants for 2017.

PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS
(PROPOSAL 3 on your Proxy Card)

Shareholders will be given the opportunity to vote on the following advisory resolution (commonly referred to as Say-on-Pay):

“RESOLVED, that the shareholders of PNM Resources, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the PNM Resources, Inc. 2017 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the proxy statement).”

Background on Proposal

In accordance with Section 14A of the Exchange Act, shareholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our NEOs.

As described in the Compensation Discussion and Analysis, which begins on page 30, we believe attracting, motivating and retaining talented executives is critical to our achievement of the Company’s financial and strategic objectives. Our executive compensation program is designed with that premise in mind. The Company’s basic philosophy is that our NEOs should be paid for performance, as determined by a combination of corporate performance measures and individual performance. For a comprehensive description of our executive compensation program, philosophy and objectives, including the specific elements of executive compensation that comprised the program in 2016, please refer to the CD&A. The Summary of 2016 NEO Compensation, including the Summary Compensation Table and other executive compensation tables (and accompanying narrative disclosures) that follow the CD&A, beginning on page 46, provide additional information about the compensation that we paid to our NEOs in 2016.

Section 14A also requires that, at least once every six years, shareholders be given the opportunity to vote on an advisory basis regarding the frequency (i.e., annually, every two years, or every three years) of future shareholder advisory votes on the compensation of our NEOs. At the 2011 Annual Meeting, the shareholders indicated a preference for holding Say-on-Pay advisory votes on an annual basis as recommended by the Board. Thus, the advisory vote in Proposal 3 reflects the approved annual frequency. In addition, Proposal 4 reflects that the shareholders are being given another opportunity to vote on an advisory basis regarding whether to continue holding annual Say-on-Pay votes.

Effects of Advisory Say-on-Pay Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.

The Board of Directors unanimously recommends a vote FOR approval of the advisory resolution set forth above regarding the compensation of our named executive officers.

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES
(PROPOSAL 4 on your Proxy Card)

Pursuant to Section 14A of the Exchange Act, we are asking shareholders to cast an advisory vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 3 above should occur every year, every two years or every three years. The Company has held annual Say-on-Pay votes starting with the 2011 annual meeting.

By voting on Proposal 4, shareholders may vote to recommend that future shareholder advisory votes on the compensation of our NEOs be held every year, every two years, every three years, or may abstain from voting on this matter.  The Board recommends that future shareholder advisory votes on NEO compensation should continue to be held every year.  There are advantages and disadvantages associated with each of the frequencies permitted under Section 14A.  The Board’s current position is based on, among other things, the following factors:

•	that the frequency of Say-on-Pay votes be held annually because compensation decisions are made annually, and shareholders should have an annual opportunity to vote on such decisions;

•	that recommending an annual vote to shareholders is consistent with good governance and will contribute to a positive shareholder relationship;

•
annual Say-on-Pay provides the highest level of accountability and direct communication by enabling the vote to correspond to the information presented in the proxy statement for the annual shareholders’ meeting; and

•	there is real time disclosure and shareholder feedback associated with annual voting.

In addition, we believe that an annual advisory vote on NEO compensation is consistent with our practice of seeking input and engaging in dialogue with our shareholders on corporate governance matters (including the Company’s practice of having all directors elected annually and annually providing shareholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and our executive compensation philosophy, policies and practices.

Section 14A requires that the next advisory vote on the frequency of future Say-on-Pay advisory votes be held no later than the 2023 annual meeting.

Effects of Advisory Vote

This advisory vote on the frequency of future advisory votes on NEO compensation is non-binding on the Board. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoptions of material changes to compensation programs.

The Board of Directors unanimously recommends a vote to conduct future advisory votes on the compensation of our named executive officers every year.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis (“CD&A”) should be read together with the Summary Compensation Table (“SCT”) and other tables that are presented beginning on page 46. Please note that this CD&A contains information about our corporate goals.  We have included this information for the limited purpose of enabling investors and other readers of this CD&A to better understand our executive compensation philosophy, policies, programs and practices. This information should not be understood to represent our management’s estimates, or our future results or other guidance, and we specifically caution investors and other readers not to apply this information to other contexts.

This CD&A informs our shareholders about our compensation philosophy and decision-making process. It also explains the compensation-related actions taken, and factors considered, with respect to 2016 compensation for the NEOs. Based on 2016 positions and compensation levels, our NEOs are:

•	Patricia K. Collawn, Chairman, President and CEO

•	Charles N. Eldred, EVP and CFO

•	Ronald E. Talbot, SVP and COO

•	Patrick V. Apodaca, SVP, General Counsel and Secretary

•	Ronald N. Darnell, SVP, Public Policy

On October 31, 2016, Mr. Talbot notified the Company of his intent to resign with an effective date of January 3, 2017. The Company eliminated Mr. Talbot’s position and has reassigned his responsibilities.

The Compensation Committee is composed entirely of independent directors and is responsible for approving and overseeing our executive compensation philosophy, policies, programs and practices.

OVERVIEW

2016 Performance and Resulting Performance-Based Compensation

Our 2016 performance demonstrates continued execution of our strategic goals with an executive compensation strategy that is grounded in pay for performance taking into account both short-term and long-term performance goals. The Company achieved certain performance goals set forth in its annual and long-term incentive plans (AIP and LTIP) and the Compensation Committee approved incentive awards based on the following results for 2016:

AIP Performance for 2016

•	Incentive EPS of $1.65 per share in 2016, near maximum performance goal level for 2016, an increase of 0.6% when compared to 2015 Incentive EPS, which was $1.64 per share

•	Safety performance metric results were below the threshold performance goal

•
Customer Satisfaction is comprised of two performance metrics. The performance metric related to the Research and Polling Survey was at the threshold level. The performance metric related to J.D. Power Customer Satisfaction was below threshold level

As in previous years, the 2016 AIP specifies that no awards would be made unless the Company achieved the applicable threshold level of performance for Incentive EPS determined by the Compensation Committee. Incentive EPS is a non-GAAP adjusted earnings per share performance metric designed to measure the financial performance of the Company’s core business. Awards were earned under the 2016 AIP based on the Incentive EPS performance measure and two operational objectives, specifically safety and customer satisfaction. These two operational performance goals were designed to help align our compensation program with the interests of our customers, employees and shareholders.

The Compensation Committee approved annual cash incentive awards under the 2016 AIP based on corporate performance against these established goals. As described above, in 2016, the Company achieved near maximum level of Incentive EPS for the purposes of determining actual annual incentive awards under the 2016 AIP. The Company did not achieve threshold level for the safety goal. Customer Satisfaction is comprised of two performance metrics. The performance metric related to the Research and Polling Survey was achieved at the threshold level. The performance metric related to J.D. Power Customer Satisfaction was below threshold level.The Company’s 2016 annual incentive awards are described in more detail in the Cash Compensation - Annual Incentive Awards section of Elements of Executive Compensation.

LTIP Performance for 2014-2016 under the 2014 LTIP

The Company’s long-term incentive awards are tied to long-term shareholder returns to promote an appropriate focus on creating sustainable shareholder value. Incentive performance goals for the 2014-2016 performance period of the 2014 LTIP were comprised of the Company’s relative TSR (based on the Company’s performance compared to the S&P 400 MidCap Utilities Index), as well as the Company’s FFO/Debt Ratio.

•
Relative TSR for the 3-year performance period, 2014-2016, was 50.86%, which ranked the Company at the 50th percentile of the S&P 400 MidCap Utilities Index, compared to the Company’s target relative TSR of 50th percentile for the same performance period. This performance goal was achieved at target level

•
The FFO/Debt Ratio for the 3-year performance period, 2014-2016, was 14.7%, compared to the Company’s target FFO/Debt Ratio of 19% for the same performance period. This performance goal was below threshold level

As of December 31, 2016, the Company’s aggregate performance results for the 2014-2016 performance period were below target performance levels. The Company’s long-term incentives are described in more detail in the Equity Compensation - Long-Term Incentive Awards section of Elements of Executive Compensation.

The Company’s annual goals and achievement levels are detailed beginning on page 49 and its long-term goals and achievement levels are detailed beginning on page 50.

Return to Shareholders

The Company is committed to achieving financial results that consistently provide a positive return to shareholders over time. In accordance with SEC requirements, the Company prepares a performance graph each year for inclusion in the materials provided to shareholders. The performance graph below is provided because of its relevance to the Company’s performance and is also being provided with the annual shareholder letter from our Chairman, President and CEO. The performance graph illustrates how a $100 investment in the Company’s common stock on December 31, 2011 would have grown to $215.85 by December 31, 2016, with all dividends reinvested. The chart also compares the TSR on the Company’s common stock to the same investment in the S&P 500 Index and the S&P 400 MidCap Utilities Index. The S&P 500 Index is provided for general comparison purposes, as it is in the annual performance graph, but it is not used by the Compensation Committee for any compensation decisions, benchmarking or determination of incentive awards. For the applicable year, LTIP potential performance share awards are earned based on the Company’s TSR performance relative to the S&P 400 MidCap Utilities Index, which is also shown in the performance graph. For further discussion of the LTIP, please refer to the Equity Compensation - Long-Term Incentive Awards section of Elements of Executive Compensation.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

	2011	2012	2013	2014	2015	2016
PNM Resources	$100.00	$115.77	$139.97	$176.60	$187.48	$215.85
S&P 500 Index	$100.00	$115.93	$153.39	$174.30	$176.76	$197.77
S&P 400 MidCap Utilities Index	$100.00	$105.42	$133.77	$158.80	$149.44	$190.05

$250
$200
$150
$100
$50
$0
PNM Resources
S&P 500 Index
S&P 400 MidCap Utilities Index

Data Source: Bloomberg. Historical performance does not necessarily predict future results. PNM Resources’ common stock is traded on the NYSE.

Compensation Philosophy and Objectives

Our long term success depends upon our ability to provide safe, reliable, affordable, environmentally responsible and sustainable energy and services to our customers and invest wisely for present and future shareholder return.  Achievement of these outcomes depends upon our success in attracting, motivating and retaining highly talented professionals.  Our executive compensation program is designed to promote and support the overall objective of enhancing shareholder value and is based on a philosophy designed to:

•Attract and retain highly qualified, motivated and experienced executives,

•	Provide total compensation opportunities that are market competitive and reflect the size and financial resources of our Company,
•Pay our NEOs for performance based on corporate and business area measures,
•Link corporate compensation goals to the interests of our shareholders, and
•Recognize and reward outstanding Company and individual performance.

The Company’s compensation strategy is grounded in pay for performance, which is reflected in the way we have structured base pay, short-term incentives and long-term incentives. This philosophy applies to PNMR employees, with a more significant level of variability and compensation at risk for Officers. As illustrated on the next page, the TDC target opportunity for our CEO, EVP and SVPs is primarily comprised of short-term and long-term incentive compensation that is “at risk.” These charts illustrate the mix of pay opportunity for 2016 for our CEO and the average opportunity for our EVP and SVPs, in each case assuming these NEOs were paid under our incentive compensation plans at the target level for 2016. The average opportunity for the EVP/SVP group was derived from the average dollar amount of each component for all individuals within the group. These amounts do not include the CEO Performance-Based Retention Grant or the CFO Performance-Based Retention Grant discussed on pages 38 to 39.

The Compensation Committee also considers other factors in determining the compensation of our NEOs, such as their respective qualifications, experience, expertise, performance and results of their business area, as well as the market competitiveness of the compensation opportunity. The relative importance of these factors may vary from year to year and from NEO to NEO, as a result the Compensation Committee evaluates each component of pay in the context of each NEO’s total compensation.

EXECUTIVE COMPENSATION PRACTICES

The Compensation Committee strives to ensure that we compensate our NEOs consistent with shareholder interests. Highlights of our practices to sustain good governance alignment with shareholder interests include the following:

What We Do

•
Pay for Performance – PNMR’s pay for performance philosophy is emphasized through variability in compensation. A significant portion of executive pay is considered “at risk” and is based on actual Company performance against both short-term and long-term performance goals. TDC varies depending on the Company’s achievement of financial and non-financial objectives and long-term incentive compensation is designed to closely align with shareholders’ interests.

•
Independent Compensation Committee – The Compensation Committee is comprised entirely of independent directors. Year-end results and related performance pay are reviewed and approved by the Compensation Committee for all NEOs, while the independent members of the Board review and approve the CEO’s compensation.

•
Independent Compensation Consultant – The Compensation Committee uses an independent compensation consultant, Pay Governance, to regularly review and evaluate the Company’s compensation program, to include periodic review of the PNMR Peer Group and to provide regular briefings regarding key trends and pending regulations. Pay Governance only provides services to the Board and its committees. No other services are provided to the Company by Pay Governance.

•	Capped Incentive Award Payout – Awards are capped at a maximum payout under both our AIP and LTIPs.

•
Reasonable Change in Control Severance Provisions (Retention Plan) – We have implemented change in control provisions for our executives that we believe are reasonable and customary. The change in control provisions provide for acceleration of payment only if a change in control actually occurs and the executive’s employment is terminated. More discussion appears in the Payments Made Upon a Change in Control section of Summary of 2016 NEO Compensation.

•
“Double Trigger” Change in Control Severance Benefits – The PEP generally provides for double trigger vesting following a change in control. More discussion appears in the Payments Made Upon a Change in Control section of Summary of 2016 NEO Compensation.

•
Clawback Provisions – Pursuant to the PEP, all PEP awards to Officers, including the AIP and LTIP awards, are subject to potential clawback, or forfeiture to the fullest extent as called for by any clawback policy that may be adopted by the Company. Additionally, the PEP and/or related award documents provide that (1) all unvested and unpaid awards are subject to forfeiture for conduct which is demonstrably and materially injurious to the Company and (2) a recipient will forfeit unvested and unpaid incentive compensation awards for any manipulation or attempted manipulation of the performance results for personal gain at the expense of customers, shareholders, other employees or the Company.

•
Hiring and Retention of High-Achieving Executives – The objectives of rewarding performance and retention are balanced to ensure that high-achieving, marketable executives remain motivated and committed to the Company.

•	Tally Sheets – The Compensation Committee reviews tally sheets that include compensation, benefits and retirement benefits for our NEOs prior to making annual executive compensation decisions.

•
Mitigation of Undue Risk – Management and the Compensation Committee evaluate, through an annual risk assessment process, whether the Company’s compensation programs for employees, including NEOs, create risks that are reasonably likely to have a material adverse effect on the Company. Based on the risk analysis undertaken in 2016, the Compensation Committee does not believe that the policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Examples of the features that assist in mitigating risk include the PEP forfeiture provisions noted above and equity ownership holding guidelines. More discussion appears in the Board’s Role in Risk Oversight section on page 12.

•	Conservative Perquisites – Perquisites for our Officers are modest and serve a reasonable business purpose.

•
Equity Ownership Holding Guidelines – The Compensation Committee believes that rewarding the NEOs with equity compensation supports retention and helps align management with the best interests of our shareholders, our customers and the Company. Therefore, the Company has equity ownership holding guidelines for all Officers requiring that they hold from one (1) to five (5) times base salary in PNMR shares depending on the Officer’s position. See the Equity Ownership Holding Guidelines section of Additional Information.

•
Minimal Dilution – As the Company’s practice is to only use shares that are acquired on the open market to satisfy awards under the PEP, our equity compensation practices result in minimal dilution. More discussion appears in the Equity Compensation in the section Elements of Executive Compensation.

What We Don’t Do

•	No employment contracts with our CEO or other NEOs.

•	No individual change in control agreements with our CEO or other NEOs.

•	No discounted stock options or SARs.

•	No excise tax gross-ups.

•	No repricing of stock options or SARs without prior shareholder consent.

•	No share recycling for stock options or SARs.

•	No evergreen provisions within the PEP.

•	No dividends or dividend equivalents on unearned restricted shares or performance shares.

•
No hedging or monetization transactions (such as zero-cost collars and forward sales contracts, which would allow for locking in much of the value of Company securities) are permitted by Officers, directors or employees.

•	No short sales of Company securities by any Officer, director or employee.

•	No pledging of Company securities by directors or Officers, including the NEOs.

Results of 2016 Say-on-Pay: Strong Shareholder Support

Our shareholders cast an advisory Say-on-Pay vote on executive compensation at the May 2016 Annual Meeting. The holders of 90.7% of the shares, present in person or by proxy and entitled to vote at the 2016 Annual Meeting, approved, on an advisory basis, the compensation of our NEOs disclosed in our 2016 proxy statement. The Compensation Committee reviewed the outcome of the advisory vote and considered it to be high approval by our shareholders.  Therefore, the Compensation Committee determined that significant changes to our executive compensation programs were not warranted and accordingly our current compensation philosophy remains consistent with the prior year.  At our 2017 Annual Meeting, shareholders will have the opportunity to cast an advisory Say-on-Pay vote regarding the compensation of our NEOs, as disclosed in this CD&A and the accompanying tables.  Also, at the 2017 Annual Meeting, our shareholders will again have the opportunity to indicate a preference for the frequency of Say-on-Pay votes. The Board is recommending an annual Say-on-Pay vote. Previously, at the 2011 Annual Meeting, as recommended by the Board, our shareholders indicated a preference for holding Say-on-Pay votes on an annual basis.

The Compensation Committee and management continue to review our executive compensation practices and policies to ensure alignment with competitive pay practices.  As noted in the 2016 Compensation Actions section below, the Compensation Committee supported changes to the executive compensation program, as recommended by management and the independent compensation consultant.

2016 Compensation Actions

The following changes were made to our 2016 executive compensation program to further align the structure of the program with shareholders’ interests and current market practices:

Base Salary

The Compensation Committee approved an increase in base salaries for the NEOs, with the independent members of the Board approving an increase for our CEO.

Annual Incentive Awards

The Compensation Committee approved the 2016 AIP for the performance period January 1, 2016 to December 31, 2016. The performance metrics remained similar to the 2015 AIP: Incentive EPS (weighted 60%), customer satisfaction (weighted 20%) and safety (weighted 20%). The Company continues to focus on customer satisfaction by aligning operations and programs to better serve our customers’ evolving needs in a rapidly changing energy landscape. The primary goal of safety is to ensure all employees return home safely at the end of each day. The 2016 AIP target award opportunity level for the CEO was increased from 100% to 110% of base salary. The increase to the CEO target award was made to maintain competitive AIP and total cash compensation levels.

Long-Term Incentive Awards

The Compensation Committee also approved the 2016 LTIP for the 3-year performance period of 2016-2018 (incentives, if earned, will be awarded in 2019) to support long-term performance and to align with industry trends and market practices. The 2016 LTIP award mix is comprised 70% of performance shares (based on relative TSR weighted at 40%, FFO/Debt Ratio weighted at 30% and Earnings Growth weighted at 30%) and 30% of time-vested restricted stock right awards (vesting equally over a 3-year period).

Performance Equity Plan

On December 8, 2016, the Board approved the Second Amendment to the PEP providing that the Company may withhold up to the maximum statutory amount necessary to satisfy taxes on any equity awards issued pursuant to the PEP. Similar amendments were made to the predecessor PEP and the LTIPs that contain unvested awards so that withholding on equity awards is consistent.

Retirement Benefits

The ESP II was intended to replace a certain percentage of an eligible Officer’s pre-retirement income. This approach applies to the calculation of the supplemental contributions for eligible Officers who are participating in the ESP II prior to January 1, 2016. For certain current NEOs, the Compensation Committee approved supplemental contributions consistent with achievement of the ESP II competitive pay replacement ratios. The competitive pay replacement ratios for eligible officers (certain current NEOs), who became Officers before January 1, 2016, are between 40% and 50% of pre-retirement income. See the amounts disclosed in the “Supplemental” column in the ESP II Company Contributions Table under the Non-Qualified Deferred Compensation in Retirement Benefits section Summary of 2016 NEO Compensation.

The ESP II was amended to change the method of calculating certain supplemental contributions for participants who become eligible Officers (as defined in the ESP II) on or after January 1, 2016. For these participants, the supplemental contributions will be determined based on the market conditions as of the date that the eligible Officer is hired or becomes eligible for a supplemental contribution. The supplemental contribution will be expressed as a percentage of the eligible Officer’s current compensation and will no longer replace a certain percentage of the eligible Officer’s pre-retirement income.

Elements of Executive Compensation

Our executive compensation program is designed to maintain an appropriate and competitive balance between fixed pay (base salary) and variable pay incentives (annual and long-term incentives) under our AIP and LTIP, respectively. The program consists of three core elements that comprise TDC – base salary, annual cash incentive awards and long-term incentive awards that are targeted at the median level of compensation paid to executive officers of similar companies in the 2016 Benchmark Data (as described in the Role of the Independent Compensation Consultant section of Administration and Resources). The annual and long-term incentives are structured to reward the achievement of strategic, financial and operational performance goals. As the NEO with the highest level of responsibility, the CEO has the greatest variability in TDC as previously noted on page 33. The Compensation Committee sets targets for each element of compensation separately at approximately the median range and then makes appropriate adjustments based on each individual NEO’s performance, experience and strategic role to the Company. If the Compensation Committee increases an NEO’s base salary, it also considers the resulting impact on annual and long-term performance-based incentive compensation levels and benefits. Following is a summary of compensation and benefits provided to our Officers.

Compensation Component	Key Characteristics	Purpose
Base Salary	• Fixed amount of cash compensation based on an Officer’s role, experience and responsibilities
•    Compensate Officers for scope of responsibilities, previous experience, individual performance and business area performance
•    Provide base compensation at a level consistent with our compensation philosophy

Annual Incentive Awards
•   Variable annual cash incentive based on corporate performance metrics with threshold, target and maximum opportunities for each Officer. Incentive EPS threshold must be achieved to receive any incentives and awards are capped at a maximum award level
• Reward and motivate Officers for achieving annual financial and operating goals across the organization • Link annual pay with annual performance
Long-Term Incentive Awards
•   Variable compensation incentive based on long-term corporate performance metrics, typically with a 3-year performance period and generally granted annually. Currently, the awards are a combination of performance shares and time-vested restricted stock right awards. Amounts actually earned will vary based on corporate performance and the Officer's position

•    Reward Officers for achieving business objectives by tying incentives to the performance of PNMR’s stock price over the long term
•    Align the interests of the Officers and the shareholders
•    Reward and motivate long-term performance by linking pay with long-term performance
•    Enhance retention of Officers

Deferred Compensation and Retirement Benefits	• Deferred compensation and other retirement benefits	• Enhance recruitment and retention by aligning benefits with competitive market practices • Provide for future retirement of Officers
Supplemental Benefits & Perquisites	• Generally limited to perquisites such as officer life insurance, long-term disability, executive physicals and the ESA. The ESA is limited to $23,000 for the CEO and $18,000 for the EVP and SVPs	• Align with market practices
Potential Severance Benefits and Change in Control	• Amounts payable only if employment is terminated under certain conditions
•    Support the objective assessment and execution of potential changes to the Company’s strategy and structure by our Officers
•    Enhance retention of management by reducing concerns about employment continuity

As described below in Equity Compensation, two NEOs also have performance-based retention awards.

Cash Compensation

Base Salary

Base salary is the fixed component of compensation paid to compensate each NEO for effectively discharging the duties and responsibilities of his or her position.  The Compensation Committee sets each NEO’s base salary (except the CEO’s base salary, which is set by the independent members of the Board) by considering a variety of factors, including, but not limited to:

•	Scope of responsibilities,

•	Previous experience,

•	Individual performance,

•	Base salaries for comparable NEOs within the PNMR Peer Group,

•	Published compensation surveys and proprietary survey data such as the Willis Towers Watson Executive CDB General Industry Survey Report - U.S., and

•	Recommendations from the Compensation Committee’s independent compensation consultant.

The Compensation Committee considers all of these factors in arriving at each NEO’s base salary level. Salary adjustments, if any, are based on the median of base salaries revealed by benchmarking comparable positions, described in the Role of the Independent Compensation Consultant section of Administration and Resources, as well as the Company’s performance, internal pay equity among the NEOs and the Compensation Committee’s evaluation of the NEO’s performance.  Performance is primarily measured on the basis of corporate and individual performance, with applicable goals and objectives being established at the beginning of each year.

Base salaries are reviewed annually. After reviewing the 2016 Benchmark Data, recommendations from management and Pay Governance and considering the Company’s performance, strategic objectives and each individual NEO’s performance in 2015, the Compensation Committee in 2016 increased the base salaries for the NEOs to the following: Ms. Collawn - $800,000; Mr. Eldred - $458,640; Mr. Talbot - $389,881; Mr. Apodaca - $337,558; and Mr. Darnell - $257,187.
Annual Incentive Awards
The AIP provides annual cash incentives to reward the NEOs for the achievement of annual financial and operating goals and to reinforce the Company’s pay for performance philosophy. Our philosophy is to set the AIP award opportunities at the approximate median for NEOs in comparable positions based on a benchmarking analysis, which for 2016 consisted of the 2016 Benchmark Data.  The 2016 financial and operating performance goals are illustrated on page 49. The Company and individual NEOs achieved their 2016 performance goals near maximum level for the Incentive EPS performance goal (weighted 60%) and below threshold level for the safety performance goal (weighted 20%). The Customer Satisfaction performance goal (weighted 20%) is comprised of two performance metrics. The achievement of the performance metric related to the Research and Polling Survey was at the threshold level. The performance metric related to J.D. Power Customer Satisfaction was below threshold level.
No incentive award is paid for achieving performance that is below the Incentive EPS threshold level and annual incentive awards are capped at the maximum opportunity, 200% of target. The Compensation Committee does not have the discretion to increase AIP awards for NEOs who are covered employees under Section 162(m) of the Tax Code. For 2016, the Compensation Committee did not exercise its negative discretion to decrease awards to any NEO. Straight-line interpolation determines the bonus payout for performance that falls between threshold and target or between target and maximum levels. Performance results and related annual incentive awards for the 2016 performance period were reviewed and approved by the Compensation Committee, and by the independent members of the Board for the CEO, at its meeting in February 2017. More detail can be found in the NEO Incentive Goals and Results section of Summary of 2016 NEO Compensation.

2016 NEO ANNUAL INCENTIVE AWARD OPPORTUNITIES

Position	Threshold Opportunity*	Target Opportunity*	Maximum Opportunity*
CEO	55%	110%	220%
EVP	35%	70%	140%
SVP	27.5%	55%	110%
*As a percentage of base salary

Equity Compensation

The Company has not used newly issued shares or treasury shares to satisfy any equity awards granted under the PEP. Because the Company’s past and current practice is to only use shares acquired on the open market to satisfy awards of earned performance shares and vested restricted stock right awards, the satisfaction of these awards does not increase the number of shares outstanding and does not have a dilutive impact on our shareholders. However, the awards are considered to be dilutive securities in the computation of earnings per share during the period from granting of the award until the satisfaction of the awards following being earned or becoming vested. The dilutive impact of these awards on earnings per share has not been significant.

Long-Term Incentive Awards

•	2014 LTIP for the Performance Period 2014-2016

The long-term incentive award opportunities under the LTIPs provide equity incentives tied to 3-year performance measures designed to support long-term goals. The NEOs earned long-term incentive awards as of the end of 2016 under the 2014 LTIP for the 2014-2016 performance period. As described in the 2015 proxy statement, the 2014 LTIP award mix was comprised of 70% performance shares and 30% time-vested restricted stock right awards. The performance share awards under the 2014 LTIP were based on two performance measures: relative TSR, weighted at 60% (based on Company performance compared to the S&P 400 MidCap Utilities Index) and FFO/Debt Ratio, weighted at 40% (targets are determined by the Board based on the Company’s long-range operating plan). For the 2014 LTIP (2014-2016 performance period), the Company and the NEOs achieved below target level aggregate performance, based on achieving the relative TSR performance goal at the target level and the FFO/Debt performance goal at below threshold level. The time-vested restricted stock right awards (that vest equally over a 3-year period) were awarded in March 2017, following the end of the performance period, in amounts based on each NEO’s position and base salary. Performance results and related performance shares and restricted stock right awards received by the NEOs in March 2017, under the 2014 LTIP, were reviewed and approved by the Compensation Committee and the independent members of the Board for the CEO at its meeting in February 2017. More detail can be found in the Long-Term Incentive Awards section of Summary of 2016 NEO Compensation.

•	2016 LTIP for the Performance Period 2016-2018

In February 2016, the Compensation Committee approved the 2016 LTIP for the 3-year performance period of 2016-2018; incentives, if earned, will be awarded in 2019. The 2016 LTIP award mix is comprised of 70% performance shares and 30% time-vested restricted stock right awards. The time-vested restricted stock right awards, which may be awarded following the end of the 2016-2018 performance period, will vest equally over a 3-year period. The time-vested restricted stock right awards will be granted, if at all, in amounts that will depend upon the Officer’s position and base salary. The performance share award opportunities under the 2016 LTIP are based on three performance measures: relative TSR, weighted at 40% (based on Company performance compared to the S&P 400 MidCap Utilities Index), FFO/Debt Ratio, weighted at 30% (targets are determined by the Board based on the Company’s long-range operating plan) and Earnings Growth, weighted at 30% (targets are determined by the Board based on the Company’s long-range operating plan). The Earnings Growth measure is a non-GAAP adjusted diluted earnings per share measure calculated in a similar manner as the Incentive EPS is calculated under the AIP, except that the Earnings Growth for the 2016 LTIP will be measured over a 3-year period. Together, these three performance measures under the 2016 LTIP are designed to align our NEOs’ and other Officers’ interests with the long-term interests of the Company and its shareholders by tying incentives to stock performance, credit metric objectives and Earnings Growth. The performance share and restricted stock right awards opportunities, including the threshold, target and maximum levels determined by the Compensation Committee for relative TSR, FFO/Debt and Earnings Growth under the 2016 LTIP, are set forth under the Long-Term Incentive Awards section of Summary of 2016 NEO Compensation. The Compensation Committee does not have the discretion to increase actual LTIP awards for NEOs who are covered employees under Section 162(m) of the Tax Code.

Long-Term Incentives – Special Performance-Based Awards, Retention Grants

The Compensation Committee has selectively used special awards to provide additional incentive to certain executive officers. The special awards, described below, are all tied to performance metrics to ensure that the specified executive officer is accountable for corporate performance.

▪2012 CEO Performance-Based Retention Grant

As described in the Company’s 2012 and 2016 proxy statements, the Compensation Committee recommended and the independent directors approved, a special performance-based retention grant (the “2012 CEO Retention Grant”) to the Company’s Chairman, President and CEO, Ms. Collawn. The 2012 CEO Retention Grant was intended to reward Ms. Collawn for the Company’s performance (based on the Company’s subsequent improvement in TSR) and further incentivize her to remain in her current position for an extended period of time. For a detailed summary of the terms and conditions of the 2012 CEO Retention Grant, refer to the 2016 proxy statement. As of December 31, 2016, the Company achieved the required annualized, compounded 5% increase in TSR through 2016 (as measured by comparing the Company’s stock price on the last 20 trading days in 2011 to the price on the last 20 trading days in 2016), and the remaining portion of the 2012 CEO Retention Grant (100,000 performance shares) was vested and awarded in 2017. Such remaining portion of the 2012 CEO Retention Grant award was reviewed and approved by the Compensation Committee and the Board. All performance shares earned under the 2012 CEO Retention Grant were issued under the PEP.

▪2015 CEO Performance-Based Retention Grant

As described in the 2015 and 2016 proxy statements, in March 2015, as previously described in the Company’s 2015 proxy statement, the Company entered into a special performance-based retention grant (the “2015 CEO Retention Grant”) with Ms. Collawn, based on the Compensation Committee’s recommendation and the independent directors’ approval. Given Ms. Collawn’s continued performance and contributions to the Company, the 2015 CEO Retention Grant is intended to incentivize Ms. Collawn to meet certain performance measures and to remain in her current position for an extended period of time. For a detailed summary of the terms and conditions of the 2015 CEO Retention Grant, refer to the 2016 proxy statement. A portion of the 2015 CEO Retention Grant, namely 17,953 performance shares, is subject to accelerated vesting if the Company achieves a 3% or more compounded annual rate of Earnings Growth by December 31, 2017. Any shares earned under the 2015 CEO Retention Grant will be issued under the PEP and, with certain exceptions, Ms. Collawn must remain employed by the Company, as of the applicable vesting dates, to receive the grants described above.

▪2015 CFO Performance-Based Retention Grant

Also, as previously described in the Company’s 2015 and 2016 proxy statements, the Compensation Committee recommended, and the independent directors approved, a special performance-based retention grant (the “2015 CFO Retention Grant”) to the Company’s Executive Vice President and Chief Financial Officer, Mr. Eldred, in 2014. The 2015 CFO Retention Grant was intended to incentivize Mr. Eldred to remain in his current position for a period of time to allow for the retirement of the then current PNM Resources Vice President, Controller and the Vice President, Treasurer and a successful transition to the current Vice President, Controller and Vice President, Treasurer and is intended to reward him for the Company’s performance during the performance period based on the Company’s Earnings Growth. For a detailed summary of the terms and conditions of the 2015 CFO Retention Grant, refer to the 2016 proxy statement. The specified performance measure for the performance period, January 1, 2015 through December 31, 2016, was to achieve a 6% rate of Earnings Growth. As of December 31, 2016, the specified performance measure was achieved, and Mr. Eldred was awarded a retention bonus equal to $175,000 (paid by allocating discretionary credits to his account under the ESP II) and restricted stock right awards equal to $100,000 divided by the fair market value of one share of the Company’s stock of $36.30 as of the grant date of March 3, 2017. The 2015 CFO Retention Grant award for the period January 1, 2015 to December 31, 2016 was approved by the Compensation Committee and the Board. For the performance period, January 1, 2015 to December 31, 2017, Mr. Eldred will be entitled to a retention bonus equal to $200,000 (paid by allocating discretionary credits to his account under the ESP II) and restricted stock right awards equal to $275,000 divided by the fair market value of one share of the Company’s stock as of the grant date, if he remains employed until December 31, 2017 and satisfies the specified performance measure as of December 31, 2017. The specified performance measure for the performance period January 1, 2015 through December 31, 2017 is to achieve a 9% rate of Earnings Growth.

Any such shares payable pursuant to the 2015 CFO Retention Grant will be issued under the PEP.

Deferred Compensation

Deferred Compensation and Retirement Benefits

Our NEOs participate in the Company’s RSP (a broad-based 401(k) plan) and a non-qualified supplemental deferred compensation plan (the ESP II – which runs side-by-side with the RSP). Certain changes to the ESP II were effective in 2016, as previously described under 2016 Compensation Actions. These programs are described in more detail beginning on page 55.

Supplemental Benefits

Supplemental Benefits and Perquisites

In order to attract and retain key executive talent in an increasingly competitive marketplace, the Company provides its NEOs reasonable supplemental benefits that make up a small component of their overall compensation and benefits. The 2016 supplemental benefits include: company-paid premiums for life insurance, long-term disability insurance, executive physicals (NEOs only) and the ESA (e.g., reimbursement for personal financial management and estate planning services). For Ms. Collawn, the Company also provides home security. The 2016 supplemental benefits are set forth in footnote 5 of the SCT on page 48.

Post Termination Compensation

Potential Severance Benefits

The Company offers severance benefits to the NEOs to mitigate the possible difficulty they may have finding comparable employment, within a reasonable period of time, following a separation from service.  Under our Severance Plan, benefits are only payable if the NEO’s position is eliminated through no fault of his or her own.  The Severance Plan and related benefits are described in more detail on page 59.

Potential Change in Control Benefits

The Company also recognizes, as is the case with many publicly-held companies, the possibility of a change in control. A change in control, combined with the uncertainty and the questions that it may raise, may potentially result in the departure or distraction of key management to the detriment of the Company and our shareholders. This could also impact the Company’s ability to continue to provide efficient and reliable utility services to our customers.  The Company and the Compensation Committee have determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the Company’s key management to their assigned duties and to facilitate recruitment of future employees without distraction in the face of potentially challenging circumstances arising from the possibility of a change in control of the Company.  The Company and the Compensation Committee have also concluded that it is appropriate to provide competitive and fair compensation and benefits to employees terminated under these circumstances through our Retention Plan.

The Retention Plan provides the NEOs with benefits if their employment is terminated, under certain circumstances, within 24 months following a change in control of the Company.  The purpose of our Retention Plan is to better align the NEOs’ interests with the interests of our shareholders and to provide the NEOs with reasonable protection from loss of employment resulting from a change in control.  The provision of benefits pursuant to the Retention Plan also facilitates our recruitment and retention of talented NEOs by providing reasonable and expected protections.  Our Retention Plan and change in control benefits are described in more detail beginning on page 59.

ADMINISTRATION AND RESOURCES

Roles of the Compensation Committee, Board of Directors and Executive Officers

Pursuant to its role as assigned by the Board, the Compensation Committee is primarily responsible for the design and administration of our executive compensation program. Additionally, our Board, our executive officers and an independent compensation consultant play important roles. The Compensation Committee establishes and periodically reviews all elements of our executive compensation program. The ultimate responsibility for determining the level of compensation paid to each of the NEOs, other than the CEO, resides with the Compensation Committee. The Compensation Committee makes a recommendation to our independent directors of the Board (a group that includes, but is not limited to, the members of the Compensation Committee) regarding the level of the CEO’s compensation and the final decision is made by the independent directors. The Board, based on the recommendations of the Compensation Committee, approves all equity compensation plans and equity awards for Officers.  In setting (or recommending in the case of the CEO) specific compensation levels, the Compensation Committee considers the CEO’s evaluation of the other NEOs and the self-evaluation prepared by the CEO. The independent members of the Board take into consideration their evaluation of the CEO’s performance when approving or setting the CEO specific compensation levels. The CEO recommends corporate-level performance goals to the Compensation Committee for approval. The CEO provides regular input to the Compensation Committee with respect to the overall structure of the executive compensation program, including how the program can be effectively aligned with the Company’s financial and strategic objectives. However, the final decision related to the executive compensation program rests with the Compensation Committee, with approval of the independent members of the Board, for all Officer equity plans, Officer equity awards and CEO compensation.

Role of the Independent Compensation Consultant

Pursuant to its charter, the Compensation Committee selects and retains an independent compensation consultant (at the Company’s expense) whose services include: providing peer group and market compensation data, providing information on trends and regulatory issues affecting executive pay, performing competitive market analysis, recommending compensation program and plan changes and recommending Officer compensation structure and levels. In May 2013, the Compensation Committee selected Pay Governance to be its independent compensation consultant pursuant to the Compensation Committee’s Policy Governing Fees and Services for Executive Compensation Consultants. Prior to engaging Pay Governance, and then on an annual basis, most recently at its December 2016 meeting, the Compensation Committee evaluated Pay Governance’s independence as its compensation consultant by considering each of the independence factors specified by the NYSE and the SEC. Based on the evaluation, the Compensation Committee determined that no conflict of interest exists that would prevent Pay Governance from independently advising the Compensation Committee. On occasion, the independent compensation consultant provides information to the members of management, but all its services are provided and performed at the request of and pursuant to instructions provided by the Compensation Committee or the Nominating Committee. None of the NEOs are present during the Compensation Committee’s discussions with the independent consultant regarding his or her individual compensation. During 2016, no services were provided to the Company by Pay Governance, other than the services that are described in this proxy statement.

The Compensation Committee strives to provide target compensation opportunities that are at the median TDC of the appropriate benchmark group of companies, which reflect the market within which PNMR competes for executive talent. Information referenced in 2015 to assist in setting 2016 compensation levels was obtained and analyzed as follows:

•
Management engaged Willis Towers Watson to perform a competitive assessment of the Company’s executive compensation program, including compensation opportunity levels for the CEO and other NEOs (the “Willis Towers Watson study”). Pay Governance reviewed the approach and the findings of the Willis Towers Watson study.

•
The Willis Towers Watson study compared our NEO compensation to (1) market data for the PNMR Peer Group described below and (2) market data from the companies (listed in Appendix A) comprising the Willis Towers Watson 2015 Executive CDB General Industry Survey Report - U.S. of similarly sized companies (companies with revenue of $1 billion - $3 billion).

•
For corporate-function roles, such as those of our NEOs, talent may be recruited by or lost to companies that are similar in size to the Company, which may or may not be in the utility/energy sector. Therefore, to determine overall market compensation levels, the benchmark analysis used these two market databases, weighted respectively at 75% for the PNMR Peer Group and 25% for the Willis Towers Watson 2015 Executive CDB General Industry Survey Report - U.S. of similarly sized companies (collectively, the “2016 Benchmark Data”). The Willis Towers Watson 2015 Executive CDB General Industry Survey Report - U.S. data was not included in the weighted average for one position, SVP, COO, as the benchmark survey sample size was too small. The SVP, COO position was benchmarked based entirely on the median of the PNMR Peer Group.

•
The median compensation levels of the 2016 Benchmark Data were the primary reference points used by the Compensation Committee to evaluate executive compensation. The Compensation Committee used these figures to benchmark TCC and TDC paid to the NEOs (both individually and as a group) to similar types and elements of compensation paid to executives holding comparable positions in the marketplace.

•	The 2016 Benchmark Data for TDC showed that the compensation levels for each of our NEOs were approximately at median or below.

PNMR Peer Group

Our peer group has been generally consistent from year to year and adjusted as needed for changes in the peer group due to mergers and acquisitions. It was developed to reflect the competitive market for which we might compete for talent. Prior to setting compensation levels for 2016, the Compensation Committee reviewed the PNMR Peer Group and confirmed that it continued to be an appropriate peer group, based on the following criteria:

1.	Ownership structure (publicly-traded),
2.	Business focus (electric utility and multi-utility companies),
3.	Size (between one-third and three times the Company’s size in terms of revenues),
4.	Organizational complexity,
5.	Operational characteristics (such as nuclear generation ownership, multi-state regulated utilities), and
6.	Likely competition for executive talent.

The following table lists the companies that comprised the PNMR Peer Group, as discussed above, referenced in late 2015, for purposes of setting 2016 pay levels.

PNMR PEER GROUP

ALLETE, Inc.	IDACORP, Inc.
Alliant Energy Corporation	NorthWestern Corporation
Avista Corporation	OGE Energy Corporation
Black Hills Corporation	Pinnacle West Capital Corporation
Cleco Corporation *	Portland General Electrical Company
El Paso Electric Company	TECO Energy, Inc. **
Great Plains Energy, Inc.	Vectren Corporation
Hawaiian Electric Industries, Inc.	Westar Energy, Inc.
* Cleco Corporation was acquired in April 2016 by a group of North American Infrastructure investors. ** TECO Energy, Inc. was acquired in July 2016 by Emera, Inc. of Nova Scotia.

2017 COMPENSATION ACTIONS

In February 2017, the Compensation Committee approved the 2017 AIP and the 2017 LTIP. The Compensation Committee also approved increases in the base salaries payable to the NEOs. The base salary increases were based on corporate and individual performance and on the current median base salaries for the corresponding executive position in the 2017 Benchmark Data. The 2017 base salaries increases are as follows: Ms. Collawn from $800,000 to $824,000; Mr. Eldred from $458,640 to $472,399; Mr. Apodaca from $337,558 to $345,997; and Mr. Darnell from $257,187 to $273,904. The 2017 Benchmark Data and performance measures for 2017 compensation levels will be described in the 2018 proxy statement.
The 2017 AIP includes a financial goal of Incentive EPS (weighted 60%) and two operational goals, customer satisfaction (weighted 20%) and reliability (weighted 20%). No incentive award will be paid for achieving performance that is below the Incentive EPS threshold level and incentive awards will be capped at the maximum opportunity. Straight-line interpolation will determine the bonus payout for performance that falls between threshold and target or target and maximum levels.

The Compensation Committee also approved the 2017 LTIP for the 3-year performance period of 2017-2019 to align with industry trends and market practices. The 2017 LTIP is based on three performance measures: Earnings Growth measure (targets are determined by the Board based on the Company’s long-range operating plan), relative TSR (based on Company performance compared to the S&P 400 MidCap Utilities Index), and FFO/Debt Ratio (targets are determined by the Board based on the Company’s long-range operating plan), weighted 40%, 30% and 30%, respectively. The threshold, target and maximum levels have been approved by the Compensation Committee for Earnings Growth, relative TSR and FFO/Debt Ratio performance measures for the 2017 LTIP. The 2017 LTIP award mix is comprised of 70% performance shares and 30% time-vested restricted stock right awards. Any time-vested restricted stock right awards that are actually awarded pursuant to the 2017 LTIP will be awarded in 2020 following the end of the performance period and will vest over three years. The CEO’s target opportunity was increased from 225% to 230%. The SVP of Public Policy’s target opportunity was increased from 75% to 85%.

Detailed information regarding the 2017 AIP and 2017 LTIP, including the performance goals and our NEO’s respective award opportunities thereunder, was disclosed in the Current Report on Form 8-K filed by the Company on March 2, 2017.

ADDITIONAL INFORMATION

Corporate Governance

The Company and the Compensation Committee continue to monitor corporate governance best practices and give consideration to incorporating them into our compensation processes and policies, as appropriate.

Sustainability

The Company’s sustainability programs are described on pages 14 of this proxy statement. The Board and the Compensation Committee believe that its compensation program and corporate governance requirements motivate our executive officers to operate the Company’s businesses in a sustainable manner that balances the interests of our customers and other stakeholders while creating long-term value for shareholders. The Board and the Compensation Committee also believe that our current compensation program, which emphasizes incentive-driven pay earned over the long-term based on PNM Resources’ stock performance and credit metric objectives, creates a strong incentive for the senior officers to operate the Company’s business in a sustainable manner. Our share price performance and financial strength are likely to be enhanced by our utility subsidiaries delivering sustainable, diverse and affordable power in ways that protect the environment and increase the use of renewable energy.

Clawbacks

All PEP awards, including AIP and LTIP awards, are subject to potential forfeiture or recovery to the fullest extent called for by any clawback policy that may be adopted by the Company. The clawback provisions may be applicable to all PEP awards, including the AIP and the LTIPs. As examples only, the awards subject to the clawback provision would include annual incentive awards, performance cash awards, performance shares and restricted stock right awards. The Company currently complies with the Sarbanes-Oxley Act of 2002, as it relates to clawbacks. The Company also plans to implement an executive compensation recoupment policy that will, at a minimum, fully comply with the final rules to be issued by the SEC and NYSE pursuant to the Dodd-Frank Act.

The PEP and/or related award documents also provide that all unvested and unpaid awards are subject to forfeiture for conduct which is demonstrably and materially injurious to the Company and that a recipient will forfeit unvested and unpaid incentive compensation awards issued under the PEP for any manipulation or attempted manipulation of the performance results for personal gain at the expense of customers, shareholders, other employees or the Company.

Insider Trading Policy; No Hedging or Pledging of Company Stock

As discussed on page 13 of this proxy statement, the Company’s Insider Trading Policy prohibits all Officers, directors and employees from engaging in hedging or monetization transactions that allow a person to lock in much of the value of his or her Company securities, such as zero-cost collars and forward sales contracts. Further, our Insider Trading Policy prohibits all directors and executive officers, including the NEOs, from pledging Company securities as collateral for a loan.

Double Trigger Vesting Following a Change in Control

The PEP includes, as a general rule, double trigger vesting following a change in control.  Double trigger vesting results only if an NEO is terminated without cause or is constructively terminated following a change in control. See Payments Made Upon a Change in Control beginning on page 59.

CEO and Officer Succession Planning

The Board, including the members of the Compensation Committee, reviews the CEO and Officer succession planning on an annual basis. The succession planning process is designed to ensure that internal candidates are identified and developed well before the position may need to be filled. The succession planning process addresses both short-term and long-term succession potential needs.

Equity Ownership Holding Guidelines

To maintain alignment between our NEOs and shareholders, the Company continues to provide equity-based compensation, as well as maintain ownership holding guidelines. Ownership holding guidelines provide that each NEO should own PNMR equity having a value equal to a specified multiple of the NEO’s base salary.  The multiples range from three (3) to five (5) times base salary, depending upon the position of the NEO.  The ownership holding guidelines also require that each NEO retain 100% of any equity he or she receives under our PEP (after withholding to satisfy tax obligations) until he or she has achieved the applicable guideline multiple.

The Compensation Committee believes these guidelines further align the interests of NEOs with the interests of shareholders by ensuring that the NEOs maintain a significant long-term stake in the Company and are subject to the risks of equity ownership.  All equity that the Officer either holds directly or indirectly, in addition to any unvested restricted stock right awards and any earned performance shares and hypothetical investment in the PNM Resources, Inc. Common Stock Fund held in ESP II, count towards compliance with the ownership holding guidelines.  The Compensation Committee reviews compliance with the ownership holding requirements on an annual basis for all NEOs and did so most recently at its February 23, 2017 meeting.  As of December 31, 2016, NEO equity ownership holdings were as noted below:

2017 EQUITY OWNERSHIP HOLDING GUIDELINE

NEO	Holding Requirement*	Percent of Holding Requirement**	Ownership Guidelines Met
P. K. Collawn	5X	325%	Yes
C. N. Eldred	3X	262%	Yes
R. E. Talbot	3X	129%	Yes
P. V. Apodaca	3X	208%	Yes
R. N. Darnell	3X	135%	Yes
*As a multiple of base salary
**Based on 12/30/2016 closing price on the NYSE of $34.30

As of December 31, 2016, all of the NEOs exceeded the applicable ownership holding requirements.  The current holdings of each NEO are shown on page 22.

Impact of Tax and Accounting Requirements

The Compensation Committee evaluates costs, cash flow implications and the deductibility of compensation to maximize financial efficiencies.  Furthermore, in the context of our “covered employees” (as defined in Section 162(m) of the Tax Code), the Compensation Committee considers the objective of having the incentive-based compensation components qualify for the performance-based compensation exception to the limits on the deductibility of compensation imposed by Section 162(m).

Section 162(m) generally limits the Company’s income tax deduction for compensation paid to each covered employee to $1 million.  Compensation that qualifies for the performance-based compensation exception is not subject to this limitation.  Generally, in order to qualify for the performance-based compensation exception, the payment of the compensation must be contingent on the achievement of certain objective performance goals.  The Compensation Committee has endeavored to qualify certain components of our executive compensation program for the performance-based compensation exception.  However, the Compensation Committee has chosen to forgo the deduction in other situations or with respect to certain awards (e.g., time-vested restricted stock right awards), if it determines such action to be in the best business interest of the Company to recognize and motivate Officers as circumstances warrant.  In 2016, we incurred compensation for our NEOs of approximately $214,057 that may not be deductible for tax purposes.  In addition, when determining whether to offer a particular form of equity compensation to Officers, the Compensation Committee takes into consideration the accounting implications associated with that form of compensation. Traditionally, accounting-related considerations have not had a significant impact on the Compensation Committee’s decisions about the total compensation of the NEOs or the structure of our executive compensation program.  Likewise, although the Compensation Committee considers the personal tax implications for the NEOs of different forms of compensation in designing our executive compensation program (and individual plans), such considerations have not materially impacted the Compensation Committee’s ultimate decisions about executive compensation.

Adjustments for Certain Items

Consistent with past practice and based on criteria determined at the beginning of the performance period, the Compensation Committee may, subject to compliance with an applicable plan or award agreement(s) as well as applicable law or regulations, adjust the performance measures underlying certain incentive compensation awards to eliminate the effects of certain items.  The adjustments are intended to ensure that award payments are based on the underlying performance of the Company’s core business and are not artificially inflated or deflated due to such effects in the award year.  The adjustments made for 2016 award calculations for Incentive EPS, Earnings Growth and the FFO/Debt Ratio are reflected in the definitions of Incentive EPS, Earnings Growth and FFO/Debt Ratio set forth in the Glossary beginning on page ii.  These defined terms are used solely for measuring performance for compensation purposes and should not be considered earnings guidance by the Company.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management and, based on such review and discussion, recommended to the Board its inclusion into the 2017 proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

The Compensation Committee is pleased to submit this report to the Company’s shareholders.

Members of the Compensation Committee:

Alan J. Fohrer, Chair
E. Renae Conley
Sidney M. Gutierrez
Bruce W. Wilkinson

SUMMARY OF 2016 NEO COMPENSATION

ANALYSIS OF 2016 NEO COMPENSATION

Base Salary

The following 2016 base salaries for the NEOs were approved in February of 2016. The effective date of the salaries noted below was March 26, 2016.

NEO BASE SALARY

NEO	2016 Base Salary
Patricia K. Collawn	$800,000
Chairman, President and CEO
Charles N. Eldred	$458,640
EVP and CFO
Ronald E. Talbot	$389,881
SVP and COO
Patrick V. Apodaca	$337,558
SVP, General Counsel and Secretary
Ronald N. Darnell	$257,187
SVP, Public Policy

SUMMARY OF EXECUTIVE COMPENSATION

The table following summarizes the total compensation paid to or earned by the NEOs for the years ending December 31, 2016, 2015 and 2014.

SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
		(1)		(2)		(3)	(4)	(5)
Patricia K. Collawn, Chairman, President and CEO	2016	791,923	—	1,539,856	—	974,050	—	677,328	3,983,157
	2015	770,000	—	3,004,064	—	870,100	—	600,057	5,244,221
	2014	763,269	—	1,504,799	—	530,813	—	554,750	3,353,631
Charles N. Eldred, EVP and CFO	2016	452,760	—	441,784	—	351,624	—	396,244	1,642,412
	2015	436,800	—	805,301	—	345,509	—	444,720	2,032,330
	2014	432,277	—	457,043	—	220,500	—	424,666	1,534,486
Ronald E. Talbot, SVP and COO	2016	386,823	—	307,981	—	239,417	—	189,853	1,124,074
	2015	378,525	—	308,386	—	235,253	—	163,330	1,085,494
	2014	373,672	—	324,141	—	148,706	—	160,616	1,007,135
Patrick V. Apodaca, SVP, General Counsel and Secretary	2016	335,776	—	258,624	—	209,319	—	133,249	936,968
	2015	326,696	—	246,602	—	195,884	—	233,583	1,002,765
	2014	312,709	—	263,832	—	126,225	—	226,428	929,194
Ronald N. Darnell, SVP, Public Policy	2016	255,829	—	173,870	—	159,481	—	144,248	733,428
	2015	252,144	—	174,093	—	156,707	—	124,066	707,010
	2014	250,813	—	194,880	—	92,700	—	128,084	666,477

(1)     2016 salary amounts include cash compensation earned by each NEO during 2016, as well as any amounts earned in 2016, but contributed into the RSP and the ESP II. For amounts deferred pursuant to ESP II, see amounts in the 2016 Non-Qualified Deferred Compensation Table.

(2)    Represents the grant date fair value of all stock awards calculated in accordance with FASB ASC Topic 718. For 2016, the amount indicated is the aggregate grant date fair value of all grants of (A) time-vested restricted stock rights granted on March 2, 2016 (shown as RSA in the GPBA Table) and (B) performance share awards (shown as PS in the GPBA Table), based on target performance, which the Company considered the probable outcome on the grant date. The assumptions used in determining the grant date fair value of stock awards are set forth in Note 13 of the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The actual cash value that the NEO may realize on the vesting of the restricted stock rights or performance shares will depend on the number of shares that ultimately vest, the market price of our common stock at the date of vesting and ultimately, the value received by the employee on the sale of the stock. Time-vested restricted stock right awards vest over a three-year period beginning on March 7th following the first anniversary of the grant date.  The following table shows the grant date fair value of all 2016 stock awards assuming maximum performance of the 2016 LTIP performance share awards (shown as PS in the GPBA table) and the actual RSA awards shown in the GPBA Table. As discussed above, column (e) of the SCT assumes target performance of PS awards. Both column (e) of the SCT and the following table also include the grant date fair value of the actual RSA awards.

Grant Date Fair Value Assuming Maximum

Name	Grant Date Fair Value of Actual RSA, Maximum PS Awards ($)
P. K. Collawn	2,654,218
C. N. Eldred	750,844
R. E. Talbot	527,105
P. V. Apodaca	439,558
R. N. Darnell	295,514

(3)     Column (g) of the SCT for 2016 reflects the actual amount of annual incentive cash awards earned in 2016 under the 2016 AIP (shown as AIP awards in the GPBA Table).

(4)    There are no above-market or preferential rate earnings to report for the ESP II.

(5)    The following table reflects the types and dollar amounts of perquisites, additional compensation and other personal benefits provided to the NEOs during 2016.  For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to the Company of providing the perquisite or other personal benefit to the NEOs. The NEOs paid any taxes associated with these benefits without reimbursement from the Company.

All Other Compensation Table

Name	Payment of Officer & Management Life Premium ($)	Payment of Long- Term Disability Premium ($)	ESA Amounts ($)	RSP Company Contri- butions ($)	ESP II Company Contri- butions ($)	Executive Physicals ($)	Security ($)	All Other Compensation (Total) ($)
			(a)		(b)	(c)		(d)
P. K. Collawn	7,553	1,485	23,000	35,000	609,068	—	1,222	677,328
C. N. Eldred	14,435	1,485	18,000	35,000	327,324	—	—	396,244
R. E. Talbot	192	1,485	18,000	35,000	135,176	—	—	189,853
P. V. Apodaca	29,350	1,485	18,000	35,000	38,666	10,738	—	133,249
R. N. Darnell	6,203	1,415	18,000	37,253	81,377	—	—	144,248

(a) Reflects the amounts received by the NEOs under the ESA (described in the Glossary).

(b) Amounts are reflected in column (c) of the 2016 Non-Qualified Deferred Compensation table on page 58.

(c) The Company paid for an executive physical as part of the Annual Executive Physical Program.

(d) Total also reflects the value of a $10 gift card to Mr. Apodaca.

Annual Incentive Awards

The objective of the 2016 AIP was to motivate the NEOs to achieve certain performance goals tied to the Company’s financial and operational results. In order to ensure that awards were funded by the Company’s earnings, no awards were to be made under the 2016 AIP unless the Company achieved Incentive EPS of at least $1.49.  Maximum awards were to be made at Incentive EPS levels of $1.67 or higher.  In 2016, the Company’s Incentive EPS for the NEOs was $1.65 resulting in achievement of near maximum level. The Company did not achieve threshold performance levels for the safety goal. Customer Satisfaction is comprised of two customer satisfaction performance metrics. The achievement of the customer satisfaction performance metric related to the Research and Polling Survey was at the threshold level. The customer satisfaction performance metric related to J.D. Power Customer Satisfaction was below threshold level. See the performance results noted on the corporate scorecard below.

The 2016 AIP plan goals were established for all NEOs in order to achieve alignment with the corporate strategy of the Company.  A more detailed description of each listed NEO’s award opportunities and performance goals under the 2016 AIP, as well as the actual awards approved in February 2017, are set forth below.

NEO Incentive Goals and Results

CORPORATE SCORECARD

Goal	Weight	Threshold 50%	Target 100%	Maximum 200%	2016 Results	Weighted Results
PNMR Incentive EPS	60% of Scorecard	≥$1.49/share	≥$1.55/share	≥$1.67/share	$1.65/share (183% of target award level)[1]	110%
Customer Satisfaction (measured by J.D. Power Customer Satisfaction) (percentile)	10% of Scorecard	>39.7 percentile	>45.6 percentile	>54.4 percentile	36th percentile (0% of target award level)	0%
Customer Satisfaction (measured by Research and Polling Survey) (weighted average score)	10% of Scorecard	7.40	7.54	7.73	7.40 (50% of target award level)	5%
Safety (PNMR Days Away, Restricted or Transferred “DART”)	20% of Scorecard	≤1.51	≤1.26	≤0.88	2.31 (0% of target award level)	0%
Aggregate Performance Results						115%
1 Based on linear interpolation, the $1.65/share performance results in a 183% multiplier for the Incentive EPS goal. When the 60% weighting is applied, this results in a 110% weighted score.

Under the 2016 AIP, Ms. Collawn was eligible to receive a target level award of 110% of her base salary as of January 1, 2016.  Based on Ms. Collawn’s aggregate performance results, she received an award equal to 127% of her base salary.

Under the 2016 AIP, Mr. Eldred was eligible to receive a target level award of 70% of his base salary as of January 1, 2016.  Based on Mr. Eldred’s aggregate performance results, he received an award equal to 81% of his base salary.

Under the 2016 AIP, Mr. Talbot, Mr. Apodaca and Mr. Darnell were eligible to receive a target level award of 55% of each of their base salaries as of January 1, 2016.  Based on the aggregate performance results, each received an award equal to 63% of his base salary.

Long-Term Incentive Awards

2016 LTIP Award Opportunities for the Performance Period 2016-2018

Consistent with our pay for performance philosophy, 70% of the NEO’s total 2016 long-term incentive compensation opportunities are dependent upon the Company’s achievement of three performance goals (relative TSR, FFO/Debt Ratio and Earnings Growth) over the 2016-2018 performance period. No performance shares (shown as PS in the GPBA Table) will be earned by or paid to our NEOs if actual performance over the 2016-2018 performance period is below the threshold levels set forth in the following table.  The remaining 30% of the total 2016 long-term incentive compensation for NEOs is comprised of time-vested restricted stock rights awarded at the end of the performance period that vest over a three-year period. A prorated award will not be paid to an Officer who separates from service in the first half of the performance period for any reason other than a qualifying change in control termination. After the first half of the performance period, a prorated award will be paid to an Officer who separates from service due to death, disability, retirement or impaction, which will be calculated based on actual performance and the number of full months of service completed by the Officer during the performance period. In the case of a qualifying change in control termination, the performance shares vest pro rata at the end of the performance period subject to the attainment of the performance goals.

2016 LTIP PERFORMANCE GOAL TABLE

Corporate Goal	Weight	Threshold	Target	Maximum
Relative TSR	40%	>35th percentile	>50th percentile	>95th percentile
FFO/Debt Ratio	30%	≥15.0%	≥17.0%	≥19.0%
Earnings Growth	30%	≥3.0%	≥5.0%	≥8.0%

2016 NEO LONG TERM INCENTIVE AWARD OPPORTUNITIES

Position	Threshold Opportunity*	Target Opportunity*	Maximum Opportunity*
CEO	146.25%	225%	382.50%
EVP	71.50%	110%	187%
SVP, COO	58.50%	90%	153%
SVP	55.25%	85%	144.50%
SVP for Public Policy	48.75%	75%	127.50%
*As a percentage of base salary. Amounts include the following time-vested restricted stock right award opportunities for each NEO (also expressed as a percentage of base salary): CEO, 67.5%; EVP, 33%; SVP, COO, 27%; SVP, 25.5% and SVP for Public Policy, 22.5%. Such award opportunities were determined based on the NEOs' respective positions and base salaries.

LTIP Awards Earned for the Performance Period 2014-2016

In 2014, the Compensation Committee approved the 2014 LTIP for the 3-year performance period of 2014-2016. Information regarding the threshold, target and maximum performance targets for the 2014-2016 performance period under the 2014 LTIP for relative TSR (relative to the S&P 400 MidCap Utilities Index), FFO/Debt Ratio and actual 2014-2016 performance are set forth in the table following.

TSR AND FFO/DEBT RATIO ACHIEVEMENT AS OF DECEMBER 31, 2016

Corporate Goal	Weight	Threshold	Target	Maximum	2014-2016 Actual Results	Weighted Results
Relative TSR	60%	>35th percentile	>50th percentile	>95th percentile	50th percentile (100% of target award level)	60%
FFO/Debt Ratio	40%	≥17.5%	≥19.0%	≥21.0%	14.7%	0%

The amount of performance share awards payable at threshold, target and maximum performance was set forth in the GPBA Table in the 2015 proxy statement.  In February 2017, the performance share awards for the 2014-2016 performance period were determined to be earned at below target level, 60% of target, based on the above actual aggregate performance results for the 2014-2016 performance period.

2014 NEO LONG-TERM INCENTIVE AWARD OPPORTUNITIES

Position	Threshold Opportunity*	Target Opportunity*	Maximum Opportunity*
CEO	136.50%	210%	357%
EVP	71.50%	110%	187%
SVP, COO	58.50%	90%	153%
SVP	55.25%	85%	144.50%
SVP for Public Policy	48.75%	75%	127.50%
*As a percentage of base salary. Amounts include the following time-vested restricted stock right award opportunities for each NEO (also expressed as a percentage of base salary): CEO, 63%; EVP, 33%; SVP, COO, 27%; SVP, 25.5% and SVP for Public Policy, 22.5%. Such award opportunities were determined based on the NEOs' respective positions and base salaries.

Actual performance shares received by the NEOs under the 2014 LTIP are shown on the Outstanding Equity Award Table on page 53 and actual RSAs granted are shown under the 2013 LTIP on the GPBA table on page 52.

Grants of Plan Based Awards in 2016

The following table discloses the 2016 grants of awards to our NEOs, all of which were made under the PEP:  (1) annual incentive plan award levels under the 2016 AIP (shown below as AIP); (2) the following equity awards made under the LTIP: (a) time-vested restricted stock right awards (RSA) awarded under the 2013 LTIP at the end of the 3-year performance period, (b) performance share award opportunity (PS) based on relative TSR, FFO/Debt Ratio and Earnings Growth performance measures over the 2016-2018 performance period of the 2016 LTIP, as well as the grant date fair value of all such equity awards.  Time-vested restricted stock right awards, granted on March 2, 2016, vest in three equal annual installments beginning on March 7, 2017. A uniform vesting date of March 7th was adopted for RSAs granted on and after 2016.

GRANTS OF PLAN BASED AWARDS IN 2016

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
											(1)
P. K. Collawn	AIP 2/25/16	423,500	847,000	1,694,000	—	—	—	—	—	—	—
	PS 3/2/16	—	—	—	18,907	37,815	75,631	—	—	—	1,114,332
	RSA 3/2/16	—	—	—	—	—	—	14,405	—	—	425,524
C. N. Eldred	AIP 2/25/16	152,880	305,760	611,520	—	—	—	—	—	—	—
	PS 3/2/16	—	—	—	5,243	10,487	20,975	—	—	—	309,031
	RSA 3/2/16	—	—	—	—	—	—	4,494	—	—	132,753
R. E. Talbot	AIP 2/25/16	104,094	208,189	416,378	—	—	—	—	—	—	—
	PS 3/2/16	—	—	—	3,717	7,435	14,871	—	—	—	219,095
	RSA 3/2/16	—	—	—	—	—	—	3,009	—	—	88,886
P. V. Apodaca	AIP 2/25/16	91,008	182,016	364,033	—	—	—	—	—	—	—
	PS 3/2/16	—	—	—	3,069	6,139	12,279	—	—	—	180,904
	RSA 3/2/16	—	—	—	—	—	—	2,631	—	—	77,720
R. N. Darnell	AIP 2/25/16	69,340	138,679	277,358	—	—	—	—	—	—	—
	PS 3/2/16	—	—	—	2,063	4,127	8,255	—	—	—	121,614
	RSA 3/2/16	—	—	—	—	—	—	1,769	—	—	52,256
(1) Represents the grant date fair value of the equity awards, based on target performance for PS awards and actual amount of RSA awards, determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of stock awards are set forth in Note 13 of the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. For information about the grant date fair value assuming maximum performance of PS awards, see footnote 2 to the SCT.

Outstanding Equity Awards

The following table includes certain information about the following outstanding equity awards (as of December 31, 2016) made under the PEP to the NEOs: (1) stock options, (2) time-vested restricted stock rights that vest equally over three years from the grant date, (3) performance share awards granted on February 27, 2014 under the 2014 LTIP reflecting the amount of actual below target performance achieved for the 2014-2016 performance period, (4) performance share award opportunities granted on February 26, 2015 under the 2015 LTIP, assuming target performance is achieved for the 2015-2017 performance period, (5) performance share award opportunities granted on March 2, 2016 under the 2016 LTIP (shown as PS in the GPBA Table above), assuming target performance is achieved for the 2016-2018 performance period, (6) the special 2012 CEO Retention Grant awarded to Ms. Collawn on February 28, 2012, reflecting that the remaining 100,000 shares of this grant were earned as of December 31, 2016 and (7) the 2015 CEO Retention Grant awarded to Ms. Collawn and the 2015 CFO Retention Grant awarded to Mr. Eldred assuming the achievement of the relevant performance measures.

OUTSTANDING EQUITY AWARDS AT 2016 YEAR-END

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexer-cised Options (#) Unexer-cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
		(1)		(2)			(3)	(4)	(5)	(4)
P. K. Collawn	8/17/2007	4,000	—	—	23.90	8/17/2017	—	—	—	—
	2/19/2008	24,000	—	—	13.17	2/19/2018	—	—	—	—
	8/14/2008	4,000	—	—	10.56	8/14/2018	—	—	—	—
	2/17/2009	90,000	—	—	7.98	2/17/2019	—	—	—	—
	8/5/2009	4,000	—	—	12.48	8/5/2019	—	—	—	—
	2/26/2010	38,000	—	—	12.22	2/26/2020	—	—	—	—
	3/1/2010	20,000	—	—	12.40	3/1/2020	—	—	—	—
	2/28/2012	—	—	—	—	—	100,000	3,430,000	—	—
	2/27/2014	—	—	—	—	—	25,069	859,867	—	—
	3/5/2014	—	—	—	—	—	4,832	165,738	—	—
	2/26/2015	—	—	—	—	—	—	—	43,545	1,493,594
	3/4/2015	—	—	—	—	—	11,059	379,324	—	—
	2/26/2015	—	—	—	—	—	—	—	53,859	1,847,364
	3/2/2016	—	—	—	—	—	—	—	37,815	1,297,055
	3/2/2016	—	—	—	—	—	14,405	494,092	—	—
C . N. Eldred	2/27/2014	—	—	—	—	—	7,402	253,889	—	—
	3/5/2014	—	—	—	—	—	1,602	54,949	—	—
	2/26/2015	—	—	—	—	—	—	—	12,076	414,207
	3/4/2015	—	—	—	—	—	3,137	107,599	—	—
	1/1/2015 (6)	—	—	—	—	—	(6)	100,000	—	—
	1/1/2015 (6)	—	—	—	—	—	—	—	(6)	275,000
	3/2/2016	—	—	—	—	—	—	—	10,487	359,704
	3/2/2016	—	—	—	—	—	4,494	154,144	—	—

OUTSTANDING EQUITY AWARDS AT 2016 YEAR-END

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexer-cised Options (#) Unexer-cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
		(1)		(2)			(3)	(4)	(5)	(4)
R. E. Talbot	2/27/2014	—	—	—	—	—	5,199	178,326	—	—
	3/5/2014	—	—	—	—	—	1,169	40,097	—	—
	2/26/2015	—	—	—	—	—	—	—	8,562	293,677
	3/4/2015	—	—	—	—	—	2,310	79,233	—	—
	3/2/2016	—	—	—	—	—	—	—	7,435	255,021
	3/2/2016	—	—	—	—	—	3,009	103,209	—	—
P. V. Apodaca	2/26/2010	5,333	—	—	12.22	2/26/2020	—	—	—	—
	2/27/2014	—	—	—	—	—	4,167	142,928	—	—
	3/5/2014	—	—	—	—	—	992	34,026	—	—
	2/26/2015	—	—	—	—	—	—	—	6,733	230,942
	3/4/2015	—	—	—	—	—	1,923	65,959	—	—
	3/2/2016	—	—	—	—	—	—	—	6,139	210,568
	3/2/2016	—	—	—	—	—	2,631	90,243	—	—
R. N. Darnell	2/27/2014	—	—	—	—	—	2,970	101,871	—	—
	3/5/2014	—	—	—	—	—	801	27,474	—	—
	2/26/2015	—	—	—	—	—	—	—	4,753	163,028
	3/4/2015	—	—	—	—	—	1,358	46,579	—	—
	3/2/2016	—	—	—	—	—	—	—	4,127	141,556
	3/2/2016	—	—	—	—	—	1,769	60,677	—	—

(1)    The exercise price of stock options granted under the PEP is the closing market price on the NYSE on the date of the grant. Stock options awarded under the PEP vested over a three-year period.

(2)     As of December 31, 2016, no equity incentive options have been granted under the PEP.

(3)    One share of our common stock underlies each restricted stock right and performance share. Time-vested restricted stock right awards vest over a three-year period beginning on the grant date. Restricted stock right shown with a grant date of March 5, 2014 vested on March 5, 2017. One-half of the restricted stock right shown with a grant date of March 4, 2015 vested on March 4, 2017 and the remaining one-half will vest on March 4, 2018. One-third of the restricted stock right shown with a grant date of March 2, 2016 vested on March 7, 2017 and the remaining two-thirds will vest in equal amounts on March 7, 2018 and March 7, 2019.

 (4)     Based on the closing price of $34.30 for our common stock, as quoted on the NYSE on December 30, 2016, the last trading day of fiscal year 2016.

(5)    Unvested and contingent performance share awards listed in column (i) for the 2015-2017 performance period granted on February 26, 2015 are reflected at the target performance level because, as of December 31, 2016, actual performance to date is above threshold and below target and for the 2016-2018 performance period granted on March 2, 2016 are reflected at the target performance level because, as of December 31, 2016, actual performance to date is above threshold and below target.

(6)    Represents the $100,000 restricted stock rights award that was granted to Mr. Eldred on March 3, 2017 and the $275,000 restricted stock rights award that may be granted to Mr. Eldred in the future, subject to the terms and conditions of the 2015 CFO Retention Grant. The table reflects that Mr. Eldred earned the $100,000 restricted stock rights award as of December 31, 2016 (and on March 3, 2017 Mr. Eldred received 2,754 shares based on the March 3, 2017 grant date market price of $36.30 per share). Further, although the $275,000 restricted stock rights award  is disclosed in the above table in accordance with FASB ASC Topic 718, it has not been, and will not be “granted” for purposes of the 2015 CFO Retention Grant or the PEP unless and until the relevant performance measures have been achieved. The number of shares issuable to Mr. Eldred in respect of such restricted stock award (if any) will be determined on the applicable grant date. For more information, refer to page 39 of this proxy statement.

Option Exercises and Stock Vested Table

The following table includes certain information with respect to the NEOs’ exercise of vested stock options during 2016, as well as the vesting during 2016 of restricted stock rights held by the NEOs. Options and restricted stock rights were awarded under the PEP.

OPTION EXERCISES AND STOCK VESTED DURING 2016

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
		(1)		(2)
P. K. Collawn	—	—	49,837	1,610,701
C. N. Eldred	14,000	18,200	17,318	559,483
R. E. Talbot	—	—	11,551	373,405
P. V. Apodaca	—	—	9,863	318,816
R. N. Darnell	—	—	7,168	231,819

(1)    Amount indicated is the aggregate dollar value realized upon the exercise of stock options based on the number of options exercised multiplied by the difference between the market price on the exercise date and the exercise price.

(2)    Amounts indicated are the aggregate dollar value realized upon the vesting of restricted stock right awards based on the number of shares acquired on vesting multiplied by the closing price of our common stock on the vesting date, as quoted on the NYSE.

Retirement Benefits

Tax-Qualified Retirement Plans Available to all Eligible Employees

The retirement benefits under the tax-qualified plans for NEOs are the same as those available for other eligible employees of the Company. The RSP is a 401(k) plan that allows before-tax and after-tax contributions by employees and Company-matching and age-based contributions. The age-based contributions provide for varying contribution rates, from 3% to 10%, depending on the employee’s age, with the highest contribution rate applying to those employees who are 55 or greater. Employees direct their own investments in the RSP.

The RSP includes a Roth 401(k) feature, which allows an employee to make post-tax contributions that do not reduce the employee’s current taxable income. Withdrawals and other distributions from the Roth 401(k) feature are generally tax free.

Age-based contributions are made regardless of whether the employee defers compensation into the RSP. All of the Company’s contributions to the RSP are in cash, not shares of common stock. Employees may invest in shares of PNM Resources common stock by allocating up to 20% of their respective RSP account balances into a Company stock fund, which is one of 23 investment options under the RSP.  All contributions made under the RSP vest immediately.

The RSP results in individual participant balances that reflect a combination of: (1) the employee deferring a portion of cash compensation; (2) annual matching contributions made on behalf of the employee; (3) the age-based contributions made on behalf of the employee in an amount ranging from 3% to 10% of eligible compensation; (4) the annual contributions and deferred amounts being invested at the direction of the employee (the same investment choices are available to all employees) and (5) as in (4), the continuing reinvestment of the investment returns until the accounts are paid out. This means that similarly situated employees, including the NEOs, may have materially different account balances because of a combination of factors including: the number of years they have participated in the RSP, the amount of money contributed, or compensation deferred, at the election of the employee from year to year and the investments chosen by the employee. The RSP does not guarantee minimum returns or above-market returns and an employee’s returns are dependent upon actual investment results.

Non-Qualified Deferred Compensation

Non-Tax Qualified Retirement Plans

The Tax Code imposes a limitation on the amount of compensation that can be considered when determining the amount of the matching contributions and age-based contributions to the RSP.  The Tax Code also limits the maximum amount that can be contributed by any participant as well as employer contributions and other amounts that can be allocated to any participant’s account.

We adopted the ESP in 1998 to address these Tax Code limitations.  The ESP was a non-qualified deferred compensation plan that provided Officers with an opportunity to supplement their retirement savings and to receive the full employer contributions that would be available in the absence of the limitations imposed by the Tax Code.  We froze the ESP in December 2004 when the Compensation Committee recommended, and the Board adopted, the ESP II, a non-qualified supplemental deferred compensation plan.  Effective as of December 17, 2008, the ESP was merged into the ESP II. The ESP II runs side-by-side with the RSP.

For plan years beginning on and after January 1, 2014, matching credits under the ESP II are limited only to a participant that has “excess compensation,” which is compensation in excess of the limit imposed by Section 401(a)(17) of the Tax Code ($265,000 in 2016) for the relevant plan year. The matching credit is in an amount equal to 75% of the participant’s supplemental deferrals, provided that the matching credit shall not exceed an amount equal to 75% of the first 6% of excess compensation. A participant shall be eligible to receive a matching credit under the ESP II only if such participant has met the service requirements necessary to receive RSP matching contributions for that plan year. Additionally, when a participant reaches the annual compensation limit under the Tax Code in the RSP, our age-based contribution continues to the ESP II.

Certain participants (including the NEOs) also receive a supplemental target contribution in the ESP II.  In general, these contributions have been set to achieve competitive retirement pay replacement ratios of between 40% and 50% of pre-retirement income depending on years of service and age at retirement.  These contributions are individually scheduled, actuarially-calculated contributions designed to reach target replacement ratios at a retirement age of 65.  Additionally, the Compensation Committee may elect to make discretionary credits or discretionary contributions to the ESP II for a participant during a plan year in any amount, and on such terms and conditions, as the Compensation Committee deems appropriate.

Upon enrollment in the ESP II, participants make an election regarding the form of their distribution. They may elect to receive a lump sum payment, installment payments or an annuity. For distribution elections made after December 31, 2014, the ESP II Plan distribution options no longer includes an annuity and installment payments are limited to five or ten years.

Participants become entitled to a distribution under the ESP II upon their separation from service, death, disability or upon a specified date elected by the participant, subject to the requirements of Section 409A of the Tax Code. Effective for amounts credited to participant accounts for plan years beginning on or after January 1, 2015, the specified date distribution option is not available. Participants also may elect to have the portion of their account that is hypothetically invested in a Company stock fund distributed in shares of our common stock in lieu of cash. ESP II amounts are subject to the same vesting and investment provisions as under the RSP, with the exception of the supplemental credit account under the ESP II, which has a two-year vesting requirement that may be accelerated.  Participants’ accounts in the ESP II are unfunded obligations, including the increases and decreases based on “investment” of the balances reflected as hypothetical returns equal to the actual returns of investments designated by a participant or the Company. Unless the participant, while employed by the Company, elects to receive all or a portion of his or her accounts on a specified date, benefits payable under the ESP II will be paid, as a general rule, within 90 days of the participant’s separation from service, death or disability, subject to the requirements of Section 409A of the Tax Code. Participants hypothetically invest their deferrals and employer contributions in the ESP II in the same investment options as are available under the RSP.  Participants may change their investment selections on a daily basis.  The following table shows the funds available under the RSP and their annual rate of return for the calendar year ended December 31, 2016, as reported by the administrator of the RSP.

Fund Name	Rate of Return - 2016%
Vanguard Institutional Index Fund Institutional Shares	11.93
Vanguard Institutional Target Retirement 2010 Fund	5.31
Vanguard Institutional Target Retirement 2015 Fund	6.27
Vanguard Institutional Target Retirement 2020 Fund	7.04
Vanguard Institutional Target Retirement 2025 Fund	7.56
Vanguard Institutional Target Retirement 2030 Fund	7.97
Vanguard Institutional Target Retirement 2035 Fund	8.39
Vanguard Institutional Target Retirement 2040 Fund	8.81
Vanguard Institutional Target Retirement 2045 Fund	8.94
Vanguard Institutional Target Retirement 2050 Fund	8.95
Vanguard Institutional Target Retirement 2055 Fund	8.94
Vanguard Institutional Target Retirement 2060 Fund	8.94
Vanguard Institutional Target Retirement Income Fund	5.29
Metropolitan West Total Return Bond Fund Plan Class	2.56
PNM Resources, Inc. Common Stock Fund	15.05
Vanguard Prime Money Market Fund Admiral Share	0.55
Vanguard PRIMECAP Fund Admiral Shares	10.72
Pzena International Expanded Value ACWI(ex U.S.) Fund: I Class Tier I	8.18
Vanguard Retirement Savings Trust III	2.02
Victory Integrity Small/Mid-Cap Value Fund Class Y	22.09
Vanguard Wellington Fund Admiral Shares	11.09
Wells Fargo Discovery Fund - Institutional Class	7.53
Vanguard Windsor II Fund Admiral Shares	13.49

As a general rule, supplemental contributions to the ESP II vest after two years. The unvested ESP II Company supplemental contribution is subject to accelerated vesting and payment upon certain termination events discussed below under Potential Payments Upon Termination or Change in Control.

2016 NON-QUALIFIED DEFERRED COMPENSATION

(a)		(b)	(c)	(d)	(e)	(f)
Name		Executive Contributions in Last Year (2016) ($)	Company Contributions in Last Year (2016) ($)	Aggregate Earnings (Loss) in Last Year (2016) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Year End (2016) ($)
		(1)	(2)
P. K. Collawn	ESP II	107,641	609,068	419,169	—	4,532,113
C. N. Eldred	ESP II	263,306	327,324	307,576	—	3,365,142
R. E. Talbot	ESP II	164,045	135,176	81,744	—	1,112,984
P. V. Apodaca	ESP II	204,274	38,666	64,656	—	1,176,290
R. N. Darnell	ESP II	24,752	81,377	5,965	—	194,420

(1) The amounts in this column are included in the “Salary” column (c) of the SCT on page 47.

(2) The amounts in this column are included as a component of “All Other Compensation” in column (i) of the SCT and consist of the following 2016 Company contributions to the ESP II:

ESP II COMPANY CONTRIBUTIONS

Name	Matching ($)	Age-Based ($)	Supplemental ($)	Total ($)
P. K. Collawn	62,866	139,702	406,500	609,068
C. N. Eldred	23,997	53,327	250,000	327,324
R. E. Talbot	16,068	35,708	83,400	135,176
P. V. Apodaca	12,000	26,666	—	38,666
R. N. Darnell	6,639	14,838	59,900	81,377

Potential Payments Upon Termination or Change in Control

The table beginning on page 61 illustrates the amounts payable to each of the NEOs in the event of a termination of his or her employment, whether voluntary or involuntary. Also included are additional payments in connection with his or her retirement, death, disability or involuntary termination following a change in control. The amounts shown:  (1) assume a termination effective as of December 31, 2016, (2) are based on the closing price of our common stock on December 30, 2016, as reported on the NYSE ($34.30), and (3) are estimates of the amounts that would be paid to each NEO based upon the amounts earned through the end of 2016. The precise amount actually due to any NEO upon his or her termination can only be determined at the time of the termination.

Payments Made Upon Termination

If an NEO’s employment terminates for any reason, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:  (1) base salary through the date of termination, (2) accrued but unused paid time off, (3) amounts contributed by the NEO and vested amounts contributed by the Company under the RSP and ESP II and (4) stock options and restricted stock right awards that have vested as of the termination date (unless the NEO is terminated for “cause,” in which case vested and unexercised stock options and any undelivered vested restricted stock rights or performance shares are forfeited).

Additional Payments Made Upon Retirement

In addition to the amounts described above, upon an NEO’s termination of employment because of retirement (upon the occurrence of a certain age and/or service conditions as defined in the relevant plan), all of his or her outstanding non-vested stock options and time-vested restricted stock rights granted under the PEP will immediately vest. Further, the Officer will be eligible to receive a pro rata portion of his or her performance share awards, granted under the applicable LTIP, if the Officer separates from service in the second half of the performance period and the relevant performance goals are attained at the end of the performance period.  As of December 31, 2016, Mr. Eldred, Mr. Apodaca and Mr. Darnell are retirement eligible under the PEP.

Additional Payments Made Upon Death or Disability

In addition to the amounts described above, if an NEO dies or becomes disabled, he or she will receive payments under our basic and supplemental life, accidental death and dismemberment and disability programs that are generally available to all employees.

Pursuant to the 2012 CEO Retention Grant, 2015 CEO Retention Grant and 2015 CFO Retention Grant, respectively, Ms. Collawn and Mr. Eldred are also eligible to receive a pro rata portion of the performance share, restricted stock rights and retention bonus awards payable to them thereunder (as applicable) upon their death or disability. In addition, certain AIP and LTIP awards provide for payment or vesting if an NEO dies or becomes disabled during the performance period or prior to the awards vesting.

Severance Payments

In addition to the amounts described above, if we terminate the employment of an NEO because we eliminate his or her position, the table beginning on page 61 reflects the amounts payable under our Severance Plan.  This plan covers all non-union employees (including the NEOs) who satisfy the Severance Plan’s service requirement and whose positions are eliminated.  Members of the Officer group (which includes all NEOs) are eligible, upon signing a customary release agreement, for a lump sum severance payment equal to 14 months of base salary plus one additional week of base salary for each year of service. The severance benefit is capped so as to not exceed the lump sum severance payment at a level equal to what an Officer would receive under the Retention Plan. Members of the Officer group also are eligible to receive reimbursement for placement assistance expenses (up to 5% of base salary) and continuation of certain insurance benefits and health care benefits for up to 12 months.  If an individual receives benefits under a Retention Plan as discussed below in the Payments Made Upon a Change in Control section, severance benefits are not available under the Severance Plan.

Payments Made Upon a Change in Control

In addition to the amounts described above (other than the severance pay), if an NEO’s employment is terminated within 24 months in connection with a change in control, either by us without cause or by the NEO due to a constructive termination, the NEO will receive additional payments and benefits (including special severance benefits) under the Retention Plan, which covers all of the Officers, including the NEOs.  Benefits are only payable if the Officer is not retained or immediately re-employed (“double trigger”) by the successor company following a change in control and if the termination is (1) by the Company for reasons other than cause, death or disability or (2) by the Officer due to constructive termination. The Officer must sign a customary release agreement to receive benefits. All Company Officers, including the NEOs, would receive the benefits provided under the Retention Plan as highlighted below. The benefits include:

•	A lump sum severance payment equal to two times current eligible compensation for the CEO, EVP and SVPs;

•	Eligible compensation includes base salary, any cash award paid as a merit increase in lieu of base salary and the average of the AIP awards for the three calendar years immediately preceding;

•	A pro rata award of the Officer’s annual incentive based on the target award available under the applicable plan for the relevant performance period;

•
Health care, life and accidental death and dismemberment insurance benefits that are substantially similar to those received by the Officer immediately prior to termination of employment for a period of 24 months for the CEO, EVP and SVPs;

•
Senior Officers (CEO, EVP and SVPs) must sign a restrictive covenant agreement not to compete in order to participate in the Retention Plan. If an Officer signs a restrictive covenant agreement, the Officer will be compensated for the period of time during which the restrictions are in effect. If the Officer does not sign the agreement in a timely manner, then the Officer(s) will not be entitled to any benefits under the Retention Plan. As of December 31, 2012, all eligible NEOs had signed the required restrictive covenant agreements. As such, the period of time covered for which a Senior Officer will be compensated for the restrictive covenant, in the case of a change in control, is an amount equal to the Officer’s eligible compensation paid over a 12-month period;

•	Reimbursement of reasonable legal fees and expenses incurred as a result of termination of employment; and

•
The PEP contains a double trigger vesting following a change in control. Upon a qualifying change in control termination (which requires a termination of employment by the Company for any reason other than cause, death, disability or a termination by an Officer due to constructive termination), all outstanding, unvested stock option awards, all time-vested restricted stock right awards and a pro rata portion of any performance share awards granted under the PEP will fully vest, at the end of the performance period, subject, in the case of performance awards, to the attainment of the relevant performance goals. If the Board concludes the value of an award will be materially impaired following a change in control, then the award will fully vest immediately prior to (but contingent upon) the change in control.

The Company also sponsors certain other plans in which the NEOs participate that contain provisions that are triggered by a change in control.  These include, for example, the ESP II which provides that the participant will receive a pro rata amount of the annual employer contribution for the number of months of service during the year.  The LTIP also provides that each NEO will receive a pro rata award for the number of months of service during the performance period prior to the change in control event, subject, in the case of performance awards, to the attainment of the relevant performance goals. Finally, subject to certain conditions, the 2012 CEO Retention Grant, 2015 CEO Retention Grant and 2015 CFO Retention Grant all provide for payment of pro rata awards to Ms. Collawn and Mr. Eldred if their employment is terminated without cause (including a constructive termination in the case of Ms. Collawn) following a change in control.

Upon a qualifying change in control termination, all outstanding, unvested stock option awards and either all restricted stock right awards with service-based restrictions and a pro rata portion of restricted stock right awards with performance-based restrictions granted under the PEP will fully vest, subject, in the case of performance awards, to the attainment of the relevant performance goals.

A summary of the material provisions of the definition of “Change in Control” contained in the Retention Plan and related plans are as follows:

1.	Subject to certain exceptions, any person becomes the beneficial owner of 20% or more of the Company’s common stock;
2.
During any consecutive two-year period, the following individuals cease, for any reason, to constitute a majority of the Board: (i) directors who were directors at the beginning of the two-year period and (ii) any new directors whose election by the Board or nomination for election by our shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were elected at the beginning of the two-year period or whose election or nomination for election was previously so approved, but not including any such new directors designated by a person who entered into an agreement with the Company to effect a transaction described in parts 1, 3 or 4 of this definition summary;

3.
Our shareholders approve a merger or consolidation with another company, corporation or subsidiary that is not affiliated with us immediately before the change in control, unless the merger or consolidation results in the Company’s voting securities outstanding immediately before the merger or consolidation continuing to represent at least 60% of the Company’s combined voting power of such surviving entity outstanding immediately after such merger or consolidation; or

4.	The adoption of a plan of complete liquidation of the Company or any agreement for the sale or disposition of all or substantially all of the Company’s assets.

No change in control will be deemed to have occurred until all required regulatory approvals are obtained and the transaction that would otherwise be considered to be a change in control closes.

The following table summarizes the value of the termination payments and benefits that the NEOs would have received if he or she had terminated employment on December 31, 2016, under the circumstances shown, and based on the terms of the relevant plans as of December 31, 2016. The table excludes amounts which are generally available to all our employees, such as (1) amounts accrued through December 31, 2016, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and (2) vested account balances under the RSP.

CHANGE IN CONTROL, TERMINATION, RETIREMENT, OR IMPACTION

Benefits and Payments	Voluntary Termination by Executive ($)	Termination for Cause ($)	Disability ($)	Death ($)	Constructive or without Cause Termination due to Change in Control ($)	Retirement ($)	Impaction ($)
						(1)	(2)
P. K. Collawn
AIP (3)	—	—	974,050	974,050	847,000	—	974,050
Restricted Stock Rights (4)	—	—	1,039,153	1,039,153	1,039,153	—	1,039,153
2014-2016 Performance Shares (5)	859,867	—	859,867	859,867	859,867	—	859,867
2015-2017 Performance Shares (6)	—	—	557,581	557,581	557,581	—	557,581
2016-2018 Performance Shares (7)	—	—	—	—	108,079	—	—
2012 Retention Grant (8)	3,430,000	—	3,430,000	3,430,000	3,430,000	—	3,430,000
2015 Retention Grant (8)	—	—	738,925	738,925	738,925	—	—
ESP II Plan Balances	4,532,113	4,532,113	4,532,113	4,532,113	4,532,113	—	4,532,113
Health and Welfare Benefits	—	—	—	—	23,788	—	4,340
Life Insurance Proceeds (13)	—	—	—	1,400,000	—	—	—
Cash Severance (10)	—	—	—	—	4,280,613	—	1,080,769
Legal Fees (11) and Outplacement Services (12)	—	—	—	—	20,000	—	40,000
Total P. K. Collawn	8,821,980	4,532,113	12,131,689	13,531,689	16,437,119	—	12,517,873
C. N. Eldred
AIP (3)	351,624	—	351,624	351,624	305,760	351,624	351,624
Restricted Stock Rights (4)	316,692	—	316,692	316,692	316,692	316,692	316,692
2014-2016 Performance Shares (5)	253,889	—	253,889	253,889	253,889	253,889	253,889
2015-2017 Performance Shares (6)	154,624	—	154,624	154,624	154,624	154,624	154,624
2016-2018 Performance Shares (7)	—	—	—	—	29,944	—	—
2015 Retention Grant (9)	275,000	—	591,666	591,666	591,666	275,000	591,666
ESP II Plan Balances	3,365,142	3,365,142	3,365,142	3,365,142	3,365,142	3,365,142	3,365,142
Health and Welfare Benefits	—	—	—	—	45,424	—	8,276
Life Insurance Proceeds (13)	—	—	—	1,400,000	—	—	—
Cash Severance (10)	—	—	—	—	2,165,789	—	632,100
Legal Fees (11) and Outplacement Services (12)	—	—	—	—	20,000	—	22,932
Total C. N. Eldred	4,716,971	3,365,142	5,033,637	6,433,637	7,248,930	4,716,971	5,696,945

CHANGE IN CONTROL, TERMINATION, RETIREMENT, OR IMPACTION

Benefits and Payments	Voluntary Termination by Executive ($)	Termination for Cause ($)	Disability ($)	Death ($)	Constructive or without Cause Termination due to Change in Control ($)	Retirement ($)	Impaction ($)
						(1)	(2)
R. E. Talbot
AIP (3)	—	—	239,417	239,417	208,189	—	239,417
Restricted Stock Rights (4)	—	—	222,538	222,538	222,538	—	222,538
2014-2016 Performance Shares (5)	178,326	—	178,326	178,326	178,326	—	178,326
2015-2017 Performance Shares (6)	—	—	109,623	109,623	109,623	—	109,623
2016-2018 Performance Shares (7)	—	—	—	—	21,232	—	—
ESP II Plan Balances	1,112,984	1,112,984	1,112,984	1,112,984	1,112,984	—	1,112,984
Health and Welfare Benefits	—	—	—	—	23,404	—	11,509
Life Insurance Proceeds (13)	—	—	—	400,000	—	—	—
Cash Severance (10)	—	—	—	—	1,711,452	—	492,349
Legal Fees (11) and Outplacement Services (12)	—	—	—	—	20,000	—	19,494
Total R. E. Talbot	1,291,310	1,112,984	1,862,888	2,262,888	3,607,748	—	2,386,240
P. V. Apodaca
AIP (3)	209,319	—	209,319	209,319	182,016	209,319	209,319
Restricted Stock Rights (4)	190,228	—	190,228	190,228	190,228	190,228	190,228
2014-2016 Performance Shares (5)	142,928	—	142,928	142,928	142,928	142,928	142,928
2015-2017 Performance Shares (6)	86,196	—	86,196	86,196	86,196	86,196	86,196
2016-2018 Performance Shares (7)	—	—	—	—	17,527	—	—
ESP II Plan Balances	1,176,290	1,176,290	1,176,290	1,176,290	1,176,290	1,176,290	1,176,290
Health and Welfare Benefits	—	—	—	—	81,769	—	11,534
Life Insurance Proceeds (13)	—	—	—	1,400,000	—	—	—
Cash Severance (10)	—	—	—	—	1,470,083	—	439,258
Legal Fees (11) and Outplacement Services (12)	—	—	—	—	20,000	—	16,878
Total P. V. Apodaca	1,804,961	1,176,290	1,804,961	3,204,961	3,367,037	1,804,961	2,272,631

CHANGE IN CONTROL, TERMINATION, RETIREMENT, OR IMPACTION

Benefits and Payments	Voluntary Termination by Executive ($)	Termination for Cause ($)	Disability ($)	Death ($)	Constructive or without Cause Termination due to Change in Control ($)	Retirement ($)	Impaction ($)
						(1)	(2)
R. N. Darnell
AIP (3)	159,481	—	159,481	159,481	138,679	159,481	159,481
Restricted Stock Rights (4)	134,730	—	134,730	134,730	134,730	134,730	134,730
2014-2016 Performance Shares (5)	101,871	—	101,871	101,871	101,871	101,871	101,871
2015-2017 Performance Shares (6)	60,848	—	60,848	60,848	60,848	60,848	60,848
2016-2018 Performance Shares (7)	—	—	—	—	11,765	—	—
ESP II Plan Balances	194,420	194,420	194,420	194,420	194,420	—	194,420
Health and Welfare Benefits	—	—	—	—	35,557	—	11,574
Life Insurance Proceeds (13)	—	—	—	900,000	—	—	—
Cash Severance (10)	—	—	—	—	1,109,528	—	343,328
Legal Fees (11) and Outplacement Services (12)	—	—	—	—	20,000	—	12,859
Total R. N. Darnell	651,350	194,420	651,350	1,551,350	1,807,398	456,930	1,019,111

(1)Under the PEP, “Retirement” is defined as termination of employment and attainment of (a) age 45 and 20 years of service, (b) age 55 and 10 years of service, (c) age 59.5 or (d) any age and 30 years of service. As of December 31, 2016, Ms. Collawn and Mr. Talbot had not attained Retirement eligibility under the PEP. Under the ESP II, “Normal Retirement Date” is defined as the attainment of age 62. As of December 31, 2016, Ms. Collawn, Mr. Talbot and Mr. Darnell had not attained their Normal Retirement Date under the ESP II. For all officers, all amounts under the ESP II are fully vested.

(2) “Impaction” is defined under our Severance Plan, in relevant part, as the termination of employment as a result of the Company’s elimination of an executive’s position.

(3)The amount represented is the amount payable under the 2016 AIP, as set forth in column (g) of the SCT on page 47. The amount in the column entitled, “Constructive or without Cause Termination due to Change in Control” represents the award for which the Officer would have been entitled as noted in the Retention Plan. This amount represents the target award the Officer would be entitled to under the AIP.

(4)The amount represented is the value of all restricted stock rights that would vest under the PEP on an accelerated basis under certain termination events based on the closing market price of our common stock on December 30, 2016 ($34.30).

(5)The amounts shown are the amounts payable to our NEOs under the 2014 LTIP for the actual below target aggregate performance results earned for 2014-2016 based on the applicable relative TSR and FFO/Debt Ratio performance measures. For performance shares, the number indicated assumes that the market prices upon delivery in 2017 of such performance shares, was the same as the closing price on December 30, 2016 ($34.30).

(6)The amounts shown are a pro rata portion of the amounts payable, if at all, under the 2015 LTIP assuming the current forecasted level of performance and that the market price upon delivery will be the same as the closing price on December 30, 2016 ($34.30).

(7)The amounts shown are a pro rata portion of the amounts payable, if at all, under the 2016 LTIP, upon a constructive or without cause termination due to a change in control, assuming the current forecasted level of performance and that the market price upon delivery will be the same as the closing price on December 30, 2016 ($34.30).

(8)As disclosed on page 38, in 2012, the CEO was awarded the 2012 CEO Retention Grant. As of December 31, 2016, Ms. Collawn had earned the remaining 100,000 shares. Assuming that the market price upon delivery was the same as the closing price on December 30, 2016 ($34.30), the value of the Company stock provided to Ms. Collawn would be the remaining 100,000 shares, $3,430,000 in 2017. As disclosed on page 39, in 2015, the CEO was awarded the 2015 CEO Retention Grant. Ms. Collawn must continue employment through December 31, 2019 and meet certain performance goals to receive the performance shares awarded under the 2015 CEO Retention Grant. Ms. Collawn is eligible to receive a pro rata award in the event of death, disability or a qualifying change in control termination, as defined in the PEP, provided that specified performance goals have been met as of the date of termination. The amounts shown reflect the value of the pro rata award that would have been payable to Ms. Collawn had she died, become disabled or had a qualifying change in control termination on December 31, 2016, provided that the compounded annual rate of Earnings Growth equals at least 3%.

(9)As disclosed on page 39, in 2015, the CFO was awarded the 2015 CFO Retention Grant. Mr. Eldred must continue employment through December 31, 2017 and meet certain performance goals to receive the retention bonuses and restricted stock right awards contemplated by the 2015 CFO Retention Grant. Mr. Eldred is eligible to receive a pro rata award in the event of death, disability or termination by the Company without cause. The amounts shown reflect the value of the pro rata awards that would have been payable to Mr. Eldred had he died, become disabled or his employment was terminated by the Company without cause on December 31, 2016.

(10)For constructive or without cause termination due to change in control, represents (i) a lump sum severance payment equal to two times current eligible compensation and (ii) payment for a restrictive covenant agreement equal to one times eligible compensation paid over a 12-month period. For impaction, represents a lump sum severance payment equal to 14 months of base salary plus one additional week of base salary for each year of service.

(11)The NEOs are eligible for reimbursement of reasonable legal expenses upon termination for change in control as of December 31, 2016. The amount shown in the table is a reasonable estimate of the amount that may be reimbursable.

(12)The Company will reimburse a participant for placement assistance expenses, up to a maximum of five percent (5%) of the participant’s base salary. Reimbursements pursuant to Impaction will only be for expenses incurred within nine (9) months following the participant’s separation from service.

(13)The amounts shown for life insurance proceeds consist of Officer Life and Management Life.

EQUITY COMPENSATION PLAN INFORMATON
The following table shows the total number of outstanding options and shares available for future issuances of options and all other equity awards under all of our equity compensation plans as of December 31, 2016.

EQUITY COMPENSATION PLAN INFORMATION As of December 31, 2016
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	1,028,479 (1)	12.29 (1)	10,468,262 (2)
Equity compensation plans not approved by security holders (ESP II) (3)	89,969	(3)	62,959
Total	1,118,448	(1)(3)	10,531,221

(1) Amount includes (a) 305,874 outstanding options, 32,462 unvested restricted stock awards and 148,940 actual and contingent performance shares issued under the Second Amended and Restated Omnibus Performance Equity Plan, as amended (“2009 PEP”) and (b) 185,854 unvested restricted stock awards and 355,349 contingent performance shares granted under the 2014 Performance Equity Plan, which replaced the 2009 PEP on May 15, 2014.

(2) The 2014 Performance Equity Plan has a fungible design that charges the authorized pool five (5) shares for each full value award. Thus, although 10,468,262 shares of the 13,500,000 authorized shares remained available for future issuance under the current PEP, as of December 31, 2016, only 2,093,652 full value awards may be issued in the future. Please note that the above figure does not include shares that may be granted to the Company’s Executive Vice President and Chief Financial Officer, Mr. Eldred, pursuant to the 2015 CFO Retention Agreement as discussed in detail on page 39. If the potential grant were included in the above figure, it would reduce the amount of shares available for future issuance under the PEP by 54,665, based on the December 30, 2016 closing price of $34.30.

(3) Under the ESP II (as referenced under the Non-Tax Qualified Retirement Plans section on page 56), a participant may choose to invest his or her accounts in one or more of several hypothetical investment funds, including the PNM Resources Stock Fund, which provides for returns based on a hypothetical investment in shares of common stock of PNM Resources. A participant who chooses to invest in the PNM Resources Stock Fund may elect to settle that portion of his or her account in either common stock or cash. As reflected above in column (a), as of December 31, 2016, a total of 89,969 phantom shares of PNM Resources’ common stock were allocated to participants in the ESP II. Phantom shares are not included in the weighted average exercise price calculations of column (b). A total of 257,500 shares of common stock have been registered to date by PNM Resources for issuance under the ESP II. Column (c) above reflects that, as of December 31, 2016, 62,959 registered shares remained available for future issuance and settlement of phantom shares under the ESP II.

SHAREHOLDER PROPOSALS
PNM Resources has been notified that shareholders or their representatives intend to present the following two proposals for consideration at the 2017 Annual Meeting. We are presenting the proposals and supporting statements as they were submitted to us by the proponents. We do not necessarily agree with all of the statements contained in the proposals and the supporting statements, but we have limited our responses to the most important points and have not attempted to address all the statements with which we disagree. To make sure readers can easily distinguish between materials provided by the proponents, we have put a box around materials provided by the proponents. After careful consideration, the Board recommends that you vote “AGAINST” these shareholder proposals (Proposals 5-6) for the reasons set forth in the respective opposing statement following each shareholder proposal.

PROPOSAL 5: PNM TO PUBLISH ASSESSMENT OF PNM’S GENERATION PORTFOLIO
(PROPOSAL 5 on your Proxy Card)
Shareholder Proposal and Supporting Statement
The Max and Anna Levinson Foundation, P.O. Box 6309 Santa Fe, New Mexico 87502-6309, owner of 100 shares of PNM Resource’s common stock, has advised us that the Foundation intends to submit the following proposal at the annual meeting:

2 Degree Scenario Analysis

WHEREAS:

In November 2016 the Paris Agreement entered into force. Its goal of keeping global temperature rise well below 2 degrees Celsius has already begun to shape national policy decisions globally. The International Energy Agency estimates that to meet this goal the global average carbon intensity of electricity production will need to drop by 90 percent, a large target. As long-term shareholders, we would like to understand how Public Service Company of New Mexico’s (“PNM”) business planning is taking into account the risks and opportunities presented by global efforts to keep global temperatures within acceptable boundaries.

In June 2016, the credit rating agency Moody’s indicated that they would begin to analyze carbon transition risk based on scenarios consistent with the Paris Agreement, and noted the high carbon risk exposure of the power sector.

Rapid expansion of low carbon technologies including distributed solar, battery storage, grid modernization, energy efficiency and electric vehicles provide not only challenges for utility business models but also opportunities for growth. Many large corporations are actively seeking to increase their use of renewable energy, providing a significant market opportunity for forward-thinking utilities. The International Energy Agency and the International Council on Clean Transportation forecast that electrification of transport will play a critical role in achieving the necessary greenhouse gas reductions by 2050.

In 2012, PNM’s fossil fuel generation produced 6,778,139 metric tons of CO2 emissions.

A 2 degree scenario analysis of our company’s current generation and future plans will generate a more comprehensive picture of current and future risks and opportunities for our company going beyond our routine planning. By assessing the impact of a 2 degree scenario on the company’s full portfolio of power generation assets and planned capital expenditures through 2040, including the financial risks associated with such scenarios, the company can better plan for future regulatory, technological and market changes. Numerous companies are involved in doing such an assessment including major companies like Shell and BP and also other U.S. utilities. We believe there is a compelling self-interest for PNM and our shareholders to do such an assessment.

RESOLVED: Shareholders request that PNM, with board oversight, publish an assessment (at reasonable cost and omitting proprietary information) of the long term impacts of the company’s portfolio of public policies and technological advances that are consistent with limiting global warming to no more than two degrees Celsius over pre-industrial levels.

The Company’s Opposing Statement to Shareholder Proposal (Proposal 5 on your proxy card)
The Board recommends that shareholders vote AGAINST Proposal 5 for the following reasons.
Our regulated utility, PNM, is committed to being a good environmental steward and operating its facilities in a manner that meets or exceeds the requirements in environmental laws and regulations while continuing to provide reliable and affordable electricity for its customers. PNM’s multi-part, long term plan to address GHG emissions includes revisions to its generation portfolio, investing in renewable energy projects and promoting energy conservation and efficiency efforts.
The Board respectfully submits that the requested shareholder report is not necessary or helpful to shareholders because PNM is already conducting a scenario analysis of its generation assets that addresses many of the concerns contained in the proposal. Through the state-mandated Integrated Resource Plan (“IRP”) process, PNM will derive cost-effective portfolios of existing and new resources that will meet customer demand, provide system reliability, and ensure compliance with known and reasonably anticipated future regulations, including GHG constraints. The 2017 IRP will contain cost effective portfolios under two scenarios for the remaining two units at the San Juan Generating Station: continued operation of the two units beyond 2022 or retirement of the two units in 2022.

The Paris Agreement is the source of the two degree temperature limitation goal noted in the proposal (“2 degree scenario”) and the Obama Administration described the Clean Power Plan (“CPP”) as one of the tools that the U.S. would use to meet its GHG emissions reduction targets under the Paris Agreement. Significantly, the Paris Agreement has not been ratified by the U.S. Senate, and the Trump Administration has signaled that it is reconsidering the U.S. commitment to the Paris Agreement as well as the appropriateness of the CPP, the implementation of which has been stayed by the U.S. Supreme Court. Nonetheless, since it remains a potentially applicable regulation, the 2017 IRP will evaluate PNM’s generation portfolio against the CPP. Furthermore, in the absence of more specific national, regional or state carbon constraint regulations, the standards of the CPP are currently the only potentially relevant standards against which PNM can evaluate its generation assets in a manner that is consistent with the Paris Agreement and the 2 degree scenario goal.

The closure of two coal units at the San Juan Generating Station at the end of 2017 will result in a reduction in GHG emissions of about 50% plant-wide or an estimated 5 to 6 million tons of carbon dioxide per year. This action alone will reduce PNM’s system-wide GHG emissions in 2018 by an estimated 38% based on 2012 emission rates. This reduction sets the State of New Mexico on track to meet the currently stayed CPP element that requires New Mexico to reduce its GHG emissions from 2012 levels by 28% (on a mass-basis) by 2030, and aligns with the U.S. commitment to the Paris Agreement to reduce GHG emissions by 26 to 28% from 2005 levels by 2025. PNM has developed programs for reducing its overall GHG emissions that are based on maintaining a reliable, affordable and sustainable resource mix, and PNM’s transformation to a less carbon-intensive generation portfolio is well underway:
•PNM is on track to meet New Mexico’s Renewable Portfolio Standard goal of providing 20% of its power delivered to its retail customers from renewable resources by 2020, having already met the state’s goal of 15% by 2015.

•PNM continues to reduce and avoid GHG emissions from its operations by expanding generation capacity from solar, wind and geothermal renewable resources.

•The 500-KW PNM Prosperity Energy Storage Project uses smart grid technology and batteries to smooth output from an associated solar facility and store energy for later use. The project was the nation’s first solar storage facility fully integrated into a utility’s power grid and involved extensive research and development of advanced grid concepts.

•PNM’s energy efficiency and load management portfolios continue to achieve robust results - saving approximately 74 GWh of energy in 2016 while helping to lower peak demand requirements.

Every three years, PNM is required to file with the NMPRC an IRP that evaluates alternative ways of meeting PNM’s obligation to supply the energy needs of its customers over a 20-year planning horizon and provides an action plan for the next four years. The NMPRC must approve any subsequent retirements or new additions to PNM’s generation portfolio serving retail customers as well as any related ratemaking treatment. To identify the most cost-effective resource portfolio and alternative portfolios, PNM must evaluate all feasible resource options in a consistent and comparable manner, and take into consideration risk and uncertainty, including financial and competitive risks as well as anticipated environmental regulation. For resources whose costs and service quality are equivalent, the IRP rules require PNM to prefer resources that minimize environmental impacts. To facilitate a comparison of the estimated costs of the projected future use of coal or natural gas generation facilities with the use of alternative carbon-free renewable or nuclear resources, the NMPRC requires PNM to present carbon dioxide emission rates for each supply- side resource on its system and include a standardized range of potential future costs of carbon emissions at amounts set by the NMPRC, namely $8-$40 per ton of carbon dioxide emitted.

Additional information about the 2017 IRP process, including information on forecasts and assumptions, environmental data, potential regulations, and emerging technologies used in the various scenario analyses, is currently available on PNM’s website www.pnm.com (under About PNM-Regulatory Information - IRP). PNM will post its 2017 IRP on its website upon filing it with the NMPRC by July 3, 2017.

In addition to the IRP, much of the information requested for inclusion in the shareholder-requested report is available from other Company sources. The Company addresses issues facing the Company related to climate change in its annual and quarterly reports filed under the Exchange Act (See, e.g., the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2017: Management Discussion & Analysis - Other Issues Facing the Company - Climate Change). The Company also publicly discloses relevant information regarding its efforts to address GHG emissions on its Sustainability Portal. This portal (available on our website, www.pnmresources.com, under About Us) covers a wide variety of environmental and climate-change related topics applicable to the Company, including a discussion on the Company’s efforts in relation to the currently stayed CPP and details on the Company’s historic and future initiatives to reduce GHG emissions.

In summary, the Board does not believe it is necessary or meaningful for the Company or its shareholders for PNM to prepare the requested report. The requested report will not add value to PNM’s current efforts to evaluate its generation portfolio in the 2017 IRP, which will incorporate scenario analysis and include modeling based on anticipated future regulation of GHG emissions, carbon cost, technology innovation, and customer usage patterns.

Accordingly, the Board of Directors unanimously recommends a vote AGAINST the shareholder proposal for PNM to publish an additional generation portfolio assessment.

PROPOSAL 6: PNM TO PUBLISH STRANDED ASSET ASSESSMENT
(PROPOSAL 6 on your Proxy Card)
Shareholder Proposal and Supporting Statement
The Sam and Wendy Hitt Family Trust, P.O. Box 1943, Santa Fe, New Mexico 87504, owner of 100 shares of PNM Resource’s common stock, has advised us that the Trust intends to submit the following proposal at the annual meeting:

STRANDED ASSETS DUE TO CLIMATE CHANGE
BE IT RESOLVED: Shareholders request that Public Service Company of New Mexico (“PNM”) publish a comprehensive assessment by September 2017, omitting proprietary information and at reasonable cost, identifying all PNM generation assets that might become stranded, in what time frame, and quantifying low, medium, and high financial risk associated with each respective asset.
SUPPORTING STATEMENT
A 2014 report from Oxford University’s Stranded Assets Program says “Reducing emissions from electricity generation is crucial to addressing risks of anthropogenic climate change.” Such reductions will have important benefits locally. According to a recent study, rising temperatures in the Southwest dramatically increase the risk of a regional megadrought but aggressive reduction in greenhouse gas emissions cuts this risk nearly in half.[1]
PNM generates approximately 93% of its energy from non-renewable sources, including 50% from coal.[2] Regulations designed to mitigate the worst impacts of climate change, as well as climate related market changes, are likely to strand these assets.
PNM recently agreed to close units 2 & 3 at the company's coal fired San Juan Generating Station (“SJGS”) resulting in stranded assets exceeding $250 million, losses equally split between shareholders and ratepayers. The remaining SJGS units 1 & 4 might become stranded depending on a future determination of the extent to which they continue to serve retail customers’ needs.[3] All the SJGS units are more than 40 years old and the nearby Four Corners Coal Plant (“FCPP”) is 50 years old. These aging coal plants are depreciated out until 2053 for SJGS and 2031 for FCPP. The average life of a coal plant is only 40 years, according to the National Association of Regulatory Utility Commissioners.[4]
In June 2015, the U.S. adopted the Clean Power Plan, which requires the U.S. electric power sector to significantly reduce carbon emissions. HSBC noted that the Clean Power Plan’s clean air requirements could “increase the stranding risk for U.S. coal producers and coal heavy utilities.” In comments to the EPA opposing the Clean Power Plan, a group of utilities claimed that coal pollution regulation will “result in billions of dollars in stranded assets.” (Comment from Coalition for Innovative Climate Solutions).
 Renewable power may also strand coal assets. According to a 2014 Rocky Mountain Institute report: “the point at which solar-plus-battery systems reach grid parity [...]-is well within the 30- year planned economic life of central power plants and transmission infrastructure. Such parity and the customer defections it could trigger would strand those costly utility assets.”
__________________
[1] See http://advances.sciencemag.Org/content/2/lQ/el600873.full
[2] See PNM Investor Presentation 10-6-2016, p. 37
3 NM PRC Case No. 13-00390-UT, Supplemental Stipulation, ¶6.
[4] See http://qz.com/61423/coal-fired-power-plants-near-retirement/

The Company’s Opposing Statement to Shareholder Proposal (Proposal 6 on your proxy card)
The Board recommends that shareholders vote AGAINST Proposal 6 for the following reasons.
PNM is a regulated utility and its generation assets are dedicated to serving its customers. Such assets could only become stranded in the event of future adverse regulatory decisions that may result in the retirement of an existing asset but preclude recovery of costs related to the retired asset. Given the level of uncertainty surrounding any future generation asset retirements and any associated adverse regulatory action, any conclusions in a report of the type requested by the shareholder would be so speculative that it would be of little, if any, value to investors.

The requested report fails to recognize the role of the NMPRC in (a) approving any retirements of existing generation assets or additions of new generation assets that PNM may use to serve its retail customers, and (b) determining related rate treatment of such retirements or additions. For a generation asset retirement to occur, PNM must make a formal filing with the NMPRC requesting abandonment of the asset, which request would set forth the financial and operational impacts, including impacts on customers’ electric bills. An extensive and complex proceeding would ultimately result in the NMPRC making a decision about the future use or retirement of the asset and the cost recovery allowed (and consequently the potential for stranded assets) based on the NMPRC’s role as PNM’s primary regulatory authority. If regulatory actions indicate a reasonable possibility that assets may become stranded, PNM Resources and PNM would provide appropriate disclosures in the annual, quarterly and current reports under the Exchange Act filed with the SEC and available on the Company’s website, www.pnmresources.com (under Investors - SEC Filings).

PNM continually evaluates the impact of environmental regulation, technological innovation, and regulatory action on its generation assets.  Furthermore, analysis of the future useful life and value of our generation assets is part of a state-mandated process that PNM is currently undergoing. New Mexico law requires PNM to file an IRP every three years with the NMPRC that evaluates alternative ways of meeting PNM’s obligation to supply the energy needs of its customers over a 20-year planning horizon and includes a four-year action plan. Given the potentially large impact and uncertainty regarding future GHG regulation and the pace of related technological innovation, carbon cost scenarios are key assumptions for the IRP modeling. See e.g., PNM’s 2014 IRP, p. 110. Information about the process to prepare the 2017 IRP to be filed with the NMPRC by July 3, 2017, as well as the existing 2014 IRP, is available at www.pnm.com (under About PNM - Regulatory Information - IRP). The 2017 IRP will evaluate PNM’s entire 20-year portfolio of resources and identify any projected or potential retirements or additions to the generation portfolio. In addition, the 2017 IRP will contain two scenarios for the remaining units at the San Juan Generating Station: continued operation of the two units beyond 2022 or retirement of the two units in 2022.

Since the CPP remains a potentially applicable regulation, the 2017 IRP will evaluate PNM’s generation portfolio against the currently stayed CPP. The closure of two of the four coal units at the San Juan Generating Station at the end of 2017 will result in a reduction in GHG emissions of about 50% plant-wide or an estimated 5 to 6 million tons of carbon dioxide per year. This action alone will reduce PNM’s system-wide GHG emissions in 2018 by an estimated 38% based on 2012 emission rates. This reduction sets the State of New Mexico on track to meet the currently stayed CPP element that requires New Mexico to reduce its GHG emissions from 2012 levels by 28% (on a mass-basis) by 2030, and aligns with former President Obama’s commitment to the Paris Agreement to reduce GHG emissions by 26 to 28% from 2005 levels by 2025.  This commitment may be in question under President Trump’s Administration.
Additionally, a key strategy for ensuring financial health under a wide range of economic and environmental assumptions is to maintain a diverse portfolio of generation assets that enables PNM to continue providing reliable and affordable electricity for its customers. Thus, despite the uncertainty of future environmental regulation, PNM will continue to maintain, develop, and grow its programs for reducing overall GHG emissions that are based on maintaining a reliable, affordable, sustainable, and diverse resource mix, investing in renewable energy projects, and promoting energy conservation and efficiency efforts.

The Board respectfully believes the requested report does not provide useful information to investors as the Company already provides current and timely disclosure in its SEC filings if regulatory actions indicate a reasonable possibility that assets may become stranded. Any other analysis would be premature and speculative. The 2017 IRP will identify any potential future retirements of PNM’s generation assets.  Ultimately, the NMPRC will consider and determine the relevant ratemaking treatment of any actual retirements in separate abandonment proceeding(s).

Accordingly, the Board of Directors unanimously recommends a vote AGAINST the shareholder proposal for PNM to publish a stranded asset assessment.

APPENDIX A

2016 BENCHMARK DATA

The 2016 Benchmark Data is a weighted average of two comparator groups: (1) PNMR Peer Group listed on page 42 of the 2017 proxy statement, weighted at 75% and (2) the Willis Towers Watson 2015 Executive CDB (Compensation Data Bank) General Industry Survey Report - U.S. of similarly sized companies (companies, listed below, with revenue of $1 Billion - $3 Billion), weighted at 25%.

List of Companies Comprising the Willis Towers Watson 2015 Executive CDB General Industry Survey Report - U.S. with Revenue of $1 Billion - $3 Billion
A. O. Smith Corporation / Aaron's, Inc. / Acuity Brands, Inc. / Advanced Drainage Systems, Inc. / Alexion Pharmaceuticals, Inc. / Allegion plc / American Crystal Sugar Company / Americas Styrenics LLC / Ansell Limited / Arby's Restaurant Group, Inc. / Arcadis US, Inc. / Armstrong World Industries, Inc. / Arup USA, Inc. * / Berry Plastics Group, Inc. (acquired AVINTIV Inc. October 2015) / Blount International, Inc. / BMC Software, Inc. / Bob Evans Farms, Inc. / Brady Corporation / Brembo North America */ Brickman Group Holdings (BrightView effective 2016 due to merger) / Broadridge Financial Solutions, Inc. / C. R. Bard, Inc. / Capsugel S.A. / Carmeuse North America Group * / Carpenter Technology Corporation / Catalent, Inc. / CDK Global Inc. / Chemtura Corporation / The Children's Place, Inc. / Clearwater Paper Corporation / Cloud Peak Energy Inc. / Columbia Sportswear Company / Convergys Corporation / Cooper-Standard Automotive Inc. * / Cubic Corporation / Curtiss-Wright Corporation / Cytec Industries Inc. (acquired by Solvay December 2015 / Day & Zimmermann Group, Inc. / Deluxe Corporation / Dematic Corp. / DENTSPLY SIRONA Inc. / Donaldson Company, Inc. / DST Systems, Inc. / The E. W. Scripps Company / Eastman Kodak Company / Edwards Lifesciences Corporation / Endo International plc / Equifax Inc. / Equity Office Management, LLC / ESCO Technologies Inc. / Esterline Technologies Corporation / Fidelity National Information Services, Inc. (acquired SunGard Data Systems Inc. November 2015) / FOCUS Brands Inc. * / G&K Services, Inc. / GAF (d/b/a) / General Atomics / Graco Inc. / Granite Construction Incorporated / H.B. Fuller Company / Halyard Health, Inc. / Harsco Corporation / Herman Miller, Inc. / Hexcel Corporation / HNI Corporation / HNTB Corporation / Houghton Mifflin Harcourt Company / Husky Injection Molding Systems Ltd. / ICF International, Inc. / IDEX Corporation / IDEXX Laboratories, Inc. / Intelsat S.A. / Intercontinental Hotels Group plc / International Flavors & Fragrances Inc. / International Game Technology PLC / Irvine Company, LLC / ITT Corporation / Jack in the Box Inc. / Hovanian Enterprises, Inc. / Kate Spade & Company / KB Home / Kennametal Inc. / Keysight Technologies, Inc. / Laboratory Corporation of America Holdings (acquired Covance Inc. February 2015) / Lincoln Electric Holdings, Inc. / LinkedIn Corporation / Magellan Midstream Partners, L.P. / Martin Marietta Materials, Inc. / Matthews International Corporation / Navigant Consulting, Inc. / NBTY, Inc. / Nortek, Inc. / Nu Skin Enterprises, Inc. / Nuance Communications, Inc. / Outerwall Inc / PAREXEL International Corporation / Parsons Corporation / Plexus Corp. / Quintiles Transnational Holdings Inc. (merged with IMS Health Holdings, Inc. May 2016) / Rackspace Hosting, Inc / Rayonier Advanced Materials Inc. / Recreational Equipment, Inc. / Regal Beloit Corporation / Revlon, Inc. / Rowan Companies PLC / SAS Institute Inc. / Scholastic Corporation / The Schwan Food Company / The Scotts Miracle-Gro Company / Scripps Networks Interactive, Inc. / Select Comfort Corporation / The Servicemaster Company / Sigma-Aldrich Corporation / Solenis International LP / Spirit Airlines, Inc. / Steelcase Inc. / SunCoke Energy, Inc. / TeleTech Holdings, Inc. / Tempur Sealy International, Inc. / Teradata Corporation / The Timken Company / TimkenSteel Corporation / The Toro Company / Total System Services, Inc. / Tribune Media Company / Tribune Publishing Company, Inc. / Tronox Limited / Tupperware Brands Corporation / UBM plc / UL LLC / Unisys Corporation / United Launch Alliance, LLC / Vectrus, Inc. / Ventura Foods, LLC / Verint Systems Inc. / Vesuvius plc / Vulcan Materials Company / Walter Energy, Inc. / The Wendy's Company / West Pharmaceutical Services, Inc. / The WhiteWave Foods Company / Wilsonart LLC / Yellow Pages Limited

* Indicates a subsidiary

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CENTRAL
GOLD
SILVER
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4TH STREET
3RD STREET
2ND STREET
BROADWAY
Corporate Headquarters (4th Floor)
414 SILVER S.W.
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To Albuquerque International Sunport

Downtown Albuquerque (map not to scale)

PNM Resources, Inc.
Annual Meeting of Shareholders

Tuesday, May 16, 2017 – 9:00 A.M. (MDT)
PNM Resources Corporate Headquarters
4th Floor - Conference Center
414 Silver Avenue, S.W., Albuquerque, NM

Meeting Admission Requirements

In order to be admitted to the 2017 Annual Shareholders' Meeting, you must bring a ***government issued photo ID*** **AND** one of the following:

- The ***proxy card*** you received in the mail; or
- Proof of share ownership, such as a ***recent bank, brokerage or other statement*** demonstrating that you owned shares as of the close of business on March 27, 2017.

PNM Resources®

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2017.

PNM RESOURCES, INC.

PNM Resources®

PNM RESOURCES, INC.
CATHY MARTINEZ-SHAREHOLDER SERVICES
CORPORATE HEADQUARTERS
ALBUQUERQUE, NM 87158-0905

E24893-P86200-Z69335

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 27, 2017
Date: May 16, 2017 **Time:** 9:00 A.M. MDT
Location: PNM Resources, Inc.
Corporate Headquarters - 4th Floor
414 Silver Avenue SW
Albuquerque, New Mexico 87102

For directions please see the back of the Proxy Statement or call (505) 241-2868.

Please vote before the meeting. If you are unable to attend the meeting in person, you may listen to the meeting via the Internet @ www.virtualshareholdermeeting.com/pnm2017

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement 2. Annual Report on Form 10-K 3. Shareholder letter and Stock Performance Graph

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E24894-P86200-Z69335

Voting Items

The Board of Directors recommends a vote "For" Proposals 1-3:

1. Elect Eight Directors

   Nominees:

   01) Norman P. Becker
   02) Patricia K. Collawn
   03) E. Renae Conley
   04) Alan J. Fohrer
   05) Sidney M. Gutierrez
   06) Maureen T. Mullarkey
   07) Donald K. Schwanz
   08) Bruce W. Wilkinson

The Board of Directors recommends you vote 1 year on the following proposal:

The Board of Directors recommends a vote "Against" Proposals 5 and 6:

6. PNM to publish stranded asset assessment.

E24895-P86200-Z69335

PNM Resources

PNM RESOURCES, INC.
CATHY MARTINEZ-SHAREHOLDER SERVICES
CORPORATE HEADQUARTERS
ALBUQUERQUE, NM 87158-0905

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 15, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 15, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 to be received by May 15, 2017.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E24857-P86200-Z69335 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PNM RESOURCES, INC.

The Board of Directors recommends a vote "For" Proposals 1-3:

	For All	Withhold All	For All Except
1. Elect Eight Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Norman P. Becker
02) Patricia K. Collawn
03) E. Renae Conley
04) Alan J. Fohrer
05) Sidney M. Gutierrez
06) Maureen T. Mullarkey
07) Donald K. Schwanz
08) Bruce W. Wilkinson

	For ↓	Against	Abstain
2. Ratify the appointment of KPMG LLP as independent public accountants for 2017.	☐	☐	☐
3. Approve, on an advisory basis, the compensation of named executive officers ("Say-on-Pay").	☐	☐	☐

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year ↓	2 Years	3 Years	Abstain
4. Advisory vote on frequency of future Say-on-Pay advisory votes.	☐	☐	☐	☐

The Board of Directors recommends a vote "Against" Proposals 5 and 6:

	For	Against ↓	Abstain
5. PNM to publish assessment of PNM's generation portfolio.	☐	☐	☐
6. PNM to publish stranded asset assessment.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report on Form 10-K, Shareholder Letter and Stock Performance Graph are available at www.proxyvote.com.

E24858-P86200-Z69335

PNM RESOURCES, INC.
Annual Meeting of Shareholders
May 16, 2017 9:00 A.M. MDT
Corporate Headquarters, 4th Floor, 414 Silver Avenue SW, Albuquerque, NM

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints N. P. Becker, D. K. Schwanz and B. W. Wilkinson as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of PNM Resources, Inc. held of record by the undersigned on March 27, 2017 at the Annual Meeting of Shareholders to be held on May 16, 2017 and at any continuation of the meeting, if adjourned.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations to vote "FOR ALL" nominees named in Proposal 1, "FOR" Proposals 2 and 3, "1 YEAR" for Proposal 4, and "AGAINST" Proposals 5 and 6, and in accordance with the judgment of the proxies with respect to any other business that may properly come before the Annual Meeting.

To listen to the meeting via internet, please visit: www.virtualshareholdermeeting.com/pnm2017

Continued and to be signed on reverse side

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PNM Resources®

PNM RESOURCES, INC.
CATHY MARTINEZ-SHAREHOLDER SERVICES
CORPORATE HEADQUARTERS
ALBUQUERQUE, NM 87158-0905

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:00 A.M. Eastern Daylight Time on May 15, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 9:00 A.M. Eastern Daylight Time on May 15, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 to be received by May 15, 2017.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E24859-P86200-Z69335 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PNM RESOURCES, INC.

The Board of Directors recommends a vote "For" Proposals 1-3:

	For All	Withhold All	For All Except
1. Elect Eight Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Norman P. Becker
02) Patricia K. Collawn
03) E. Renae Conley
04) Alan J. Fohrer
05) Sidney M. Gutierrez
06) Maureen T. Mullarkey
07) Donald K. Schwanz
08) Bruce W. Wilkinson

	For	Against	Abstain
2. Ratify the appointment of KPMG LLP as independent public accountants for 2017.	☐	☐	☐
3. Approve, on an advisory basis, the compensation of named executive officers ("Say-on-Pay").	☐	☐	☐

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on frequency of future Say-on-Pay advisory votes.	☐	☐	☐	☐

The Board of Directors recommends a vote "Against" Proposals 5 and 6:

	For	Against	Abstain
5. PNM to publish assessment of PNM's generation portfolio.	☐	☐	☐
6. PNM to publish stranded asset assessment.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report on Form 10-K, Shareholder Letter and Stock Performance Graph are available at www.proxyvote.com.

E24860-P86200-Z69335

PNM RESOURCES, INC.
Annual Meeting of Shareholders
May 16, 2017 9:00 AM MDT
Corporate Headquarters, 4th Floor, 414 Silver Avenue SW, Albuquerque, NM
This proxy is solicited on behalf of the Board of Directors

Voting Shares Allocated to Your Retirement Savings Plan (RSP) Account

Vote these RSP shares by internet, phone or mail before the earlier **RSP voting deadline of May 15, 2017, at 9:00 a.m. Eastern Daylight Time.** If you do not vote, the PNM Resources' Corporate Investment Committee has instructed the RSP Trustee (record holder) to vote these RSP shares as follows ("implied directions"):

- **FOR** the election of the 8 director nominees
- **FOR** the appointment of KPMG LLP as independent public accountants for 2017
- **FOR** the compensation of named executive officers ("Say on Pay")
- Hold **ANNUAL** future Say-on-Pay Advisory votes
- **AGAINST** both shareholder proposals

Broadridge will tally your confidential vote and only communicate the cumulative RSP participant express timely voting results to the Trustee and the Committee so that the remaining shares may be voted in accordance with the above implied directions. The Committee will vote all RSP shares on any other matter properly raised at the Annual Meeting in accordance with its judgment. **This form is only for voting these RSP shares**.

To listen to the meeting via internet, please visit: www.virtualshareholdermeeting.com/pnm2017

Continued and to be signed on reverse side

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